As Filed with the Securities and Exchange Commission on April 30, 2018

Registrant No. 333-109579\811-21440

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 24	[X]

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 25

(Check appropriate box or boxes)

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN

(Exact name of Registrant)

TRANSAMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road NE

Cedar Rapids, Iowa 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (319) 210-6746

(Name and complete address of agent for service)	Copy to:

Alison Ryan	Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company	Eversheds Sutherland (US) LLP
c/o Office of the General Counsel	700 Sixth Street, N.W., Suite 700
4333 Edgewood Road	Washington, DC 20001-3980
Cedar Rapids, IA 52499

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[ x ]	on May 1, 2018 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Individual variable adjustable life insurance policies.

PART A

P R O S P E C T U S

May 1, 2018

ADVANTAGE X

issued through

Transamerica Corporate Separate Account Sixteen

by

Transamerica Life Insurance Company

Home Office:

4333 Edgewood Road NE

Cedar Rapids, IA 52499

Please direct transaction requests, claim forms, payments, and other correspondence and notices as follows:

Transaction Type	Direct or Send to:
Facsimile Transaction	1-800-379-5496
Payments made by check, and all claims, correspondence and notices	Administrative Office: Transamerica Life Insurance Company, 4840 N. River Blvd., Cedar Rapids, Iowa 52411

A VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”), an Aegon company. A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy is not guaranteed to achieve its goal. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

American Funds Insurance Series	MFS® Variable Insurance Trust II

AFIS Global Small Capitalization Fund (Class 2)	MFS® International Growth Portfolio – Initial Class
AFIS Growth Fund (Class 2)	MFS® International Value Portfolio – Initial Class
AFIS International Fund (Class 2)
AFIS New World Fund (Class 2)	PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio (Institutional Class)
Deutsche Investments VIT Funds Deutsche Small Cap Index VIP (Class A)	PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)
PIMCO High Yield Portfolio (Institutional Class)
DFA Investment Dimensions Group Inc. (“DFA”)	PIMCO Real Return Portfolio (Institutional Class)
VA Global Bond Portfolio	PIMCO Short-Term Portfolio (Institutional Class)
VA International Small Portfolio	PIMCO Total Return Portfolio (Institutional Class)
VA International Value Portfolio
VA Short-Term Fixed Portfolio	Royce Capital Fund
VA U.S. Large Value Portfolio	Royce Micro-Cap Portfolio (Investment Class)
VA U.S. Targeted Value Portfolio	Royce Small-Cap Portfolio (Investment Class)
VIT Inflation-Protected Securities Portfolio – Institutional Class
T. Rowe Price Equity Series, Inc.
Fidelity Variable Insurance Products Funds	T. Rowe Price Blue Chip Growth Portfolio
Fidelity VIP Balanced Portfolio (Initial Class)	T. Rowe Price Equity Income Portfolio
Fidelity VIP Contrafund® Portfolio (Initial Class)	T. Rowe Price Mid-Cap Growth Portfolio
Fidelity VIP Government Money Market Portfolio (Initial Class)	T. Rowe Price New America Growth Portfolio
Fidelity VIP Growth Portfolio (Initial Class)
Fidelity VIP High Income Portfolio (Initial Class)	T. Rowe Price International Series, Inc.
Fidelity VIP Mid Cap Portfolio (Initial Class)	T. Rowe Price International Stock Portfolio

First Eagle Variable Fund	Third Avenue Variable Series Trust
First Eagle Overseas Variable Fund	Third Avenue Value Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance	Van Eck VIP Trust
Funds)	Van Eck VIP Global Hard Assets Fund (Initial Class)
Invesco V.I. American Value Fund (Series I Shares)
Invesco V.I. Diversified Dividend Fund (Series I Shares)	Vanguard® Variable Insurance Fund
Invesco V.I. Health Care Fund (Series I Shares)[1]	Vanguard® VIF Balanced Portfolio
Invesco V.I. Mid Cap Core Equity Fund (Series I Shares)	Vanguard® VIF Capital Growth Portfolio
Invesco V.I. Mid Cap Growth Fund (Series I Shares)	Vanguard® VIF Conservative Allocation Portfolio
Invesco V.I. Small Cap Equity Fund (Series I Shares)	Vanguard® VIF Diversified Value Portfolio
Invesco V.I. Technology Fund (Series I Shares)	Vanguard® VIF Equity Income Portfolio
Vanguard® VIF Equity Index Portfolio
Janus Aspen Series	Vanguard® VIF Global Bond Index Portfolio
Janus Henderson Balanced Portfolio (Institutional Shares)	Vanguard® VIF Growth Portfolio
Janus Henderson Enterprise Portfolio (Institutional Shares)	Vanguard® VIF High Yield Bond Portfolio
Janus Henderson Flexible Bond Portfolio (Institutional Shares)	Vanguard® VIF International Portfolio
Janus Henderson Forty Portfolio (Institutional Shares)	Vanguard® VIF Mid-Cap Index Portfolio
Janus Henderson Global Research Portfolio (Institutional Shares)	Vanguard® VIF Moderate Allocation Portfolio
Janus Henderson Mid Cap Value Portfolio (Institutional Shares)	Vanguard® VIF Real Estate Index Portfolio
Janus Henderson Overseas Portfolio (Institutional Shares)	Vanguard® VIF Short-Term Investment-Grade Portfolio
Janus Henderson Research Portfolio (Institutional Shares) [1]	Vanguard® VIF Small Company Growth Portfolio
Vanguard® VIF Total Bond Market Index Portfolio
MFS® Variable Insurance Trust I	Vanguard® VIF Total International Stock Market Index Portfolio
MFS® Total Return Bond Series – Initial Class	Vanguard® VIF Total Stock Market Index Portfolio

1	On April 30, 2018, the Invesco V.I. Global Health Care Fund (Series I Shares) was renamed Invesco V.I. Health Care Fund (Series I Shares).

i

ii

This Policy is not available in the State of New York.

iii

POLICY BENEFITS/RISKS SUMMARY	Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or
•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•

Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

•

Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider, the Experience Credits Rider, and the Death Benefit Enhancement Riders are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•

You select a premium payment plan, but the plan is flexible – you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•

You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•

Unless we receive information or are notified otherwise at our administrative office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you. Certain states may require a longer free-look period. The amount of the refund will be the greater of (a) the amount of premiums paid, less any partial withdrawals, or (b) the Policy’s cash value as of the date the Policy is returned to our administrative office in good order. See “Good Order Requirements.” During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount. If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

•

If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy. The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:
➢	the face amount of the Policy; or
➢	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:
➢	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death; or
➢	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:
➢	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals; or
➢	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

As used above, the term “limitation percentage” is used to determine the minimum life insurance benefit. The limitation percentage depends on which tax compliance test you choose. See the “Guideline Premium Test” and the “Cash Value Accumulation Test” tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy. A portion of each payment received under a settlement option may be taxable to the beneficiary. See “Federal Income Tax Considerations.”

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•

Cash value is the sum of your Policy’s value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed

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minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our administrative office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•

After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•

We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•

To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•

Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. In addition, if the Policy is surrendered or lapses with loans outstanding, some or all of the loan amount may be subject to income tax. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•

You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•

The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee. Withdrawals taken at any time, but especially during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.

•

If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

•

You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

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•	A partial withdrawal or surrender may have tax consequences.

Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,
•	understand the charges and deductions under the Policy, and
•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You may allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should

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generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the timing and total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59  1⁄2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy, and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Load Risk

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge interest of 2.75% annually in Policy Years 1-30 and 2.10% annually in Policy Years 31+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions

The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf. You will be bound by these actions of your registered representative/agent of record. You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. (In certain cases, different charges apply to Policies issued before January 1, 2010; see footnotes below).

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy Allows	Amount Deducted Current Charge at Time of Policy Issue
Percent of Premium Load[1]	Upon receipt of premium	15.00% of each premium received

12.00% of premium received up to target premium[2] and 0% of premium received in excess of target in Policy year 1; 9.00% of premium received up to target premium and 0% of premium received in excess of target in Policy years 2-4; 2.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 5-7; 2.10% of premium received up to target premium and 0% of premium received in excess of target in Policy years 8-10; and 0.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 11+.

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer beyond 12 transfers in any Policy year	$25.00 for each transfer in excess of 12 per Policy year	$0

1 Different current charges apply to Policies issued before January 1, 2010. For these policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10;

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0.50% of premium received up to the target premium in Policy years 11+; and 2.80% current percent of premium load on excess of target premium for Policy years 1-30. The maximum guaranteed percent of premium load is 15.00% of each premium payment.

2 The “target premium” is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s gender, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted Maximum Guaranteed Charge the Policy allows	Amount Deducted Current Charge at time of Policy Issue
Monthly Contract Charge[1]	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month
Cost of Insurance[2] (without extra ratings)[3]
◆ Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk [5](Female, Non-Tobacco, Age 20, Medical Issue)	$0.0085 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)

◆ Maximum Charge	On the effective date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$21.25 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)

Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

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Cost of Insurance[2] if Experience Credits Rider is elected[4] (without extra ratings)[3]
◆ Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0102 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
◆ Maximum Charge	On the effective Date and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$25.50 per month per $1000 of net amount of risk (Male, Tobacco, Age 99, Guaranteed Issue)
Charge for a Male, age 48, Guaranteed Issue, during the first Policy year	On the effective Date and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.025 per month per $1000 of net amount at risk
Mortality and Expense Risk Charge[6]	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.75% (annually) of the average cash value in each subaccount in Policy years 1 – 30, 0.10% (annually) of the average cash value in each subaccount in Policy years 31+
Loan Interest Spread[7]	On Policy anniversary or earlier, as applicable[8]	2.00% (annually)	0.75% (annually) in Policy years 1 – 30; and 0.10% (annually) in Policy years 31+
Monthly Deferred Sales Load[9]	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0% of premium received in excess of target premium in Policy year 1
Term Life Insurance Rider[10]
◆ Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk	$0.0085 per month per $1000 of net amount at risk
◆ Maximum Charge	On the effective date (date of issue) and on each monthly deduction day	$29.19 per month per $1000 of net amount at risk	$25.68 per month per $1000 of net amount at risk

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Charge for a Male, age 48, Guaranteed Issue	On the effective date (date of issue) and on each monthly deduction day	$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

1 For Policies issued before January 1, 2010, the monthly contract charge is $5.00 for Policy years 1 – 20. The highest current monthly contract charge is $5.00 per month in all Policy years. The maximum guaranteed charge is $10.00 per month in all Policy years.

2 Current cost of insurance rates vary and may change based on a number of factors. See “Monthly Cost of Insurance Charge.” The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover. Cost of insurance charges may be higher if a death benefit enhancement rider or an experience credits rider is in effect. See “Death Benefit Enhancement Riders.” Different current cost of insurance charges apply to Policies issued before January 1, 2010.

3 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

4 If the owner selects the experience credits rider, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve. Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated. Please refer to the Supplemental Benefit Riders section for more details.

5 The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

6 Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. The highest current mortality and expense risk charge is 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

7 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually). See Maximum Loan Account Interest Rate.

8 While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.

9 The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Different current monthly deferred sales loads apply for Policies issued before

January 1, 2010. The highest current monthly deferred sales load is 0.30% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1. The maximum guaranteed charge is 0.30% of all premium received in Policy year 1.

10 The charge for this rider varies based on the issue age, duration, sex, underwriting class, and term insurance amount. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

9

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2017. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.11%	1.47%

Annual Portfolio Operating Expenses

(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2017 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. The percentages given are annual rates. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

Portfolio	Management Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees and Expenses	Gross Total Annual Expenses	Fees and Expenses Contractually Waived or Reimbursed	Total Net Annual Expenses
AFIS Global Small Capitalization Fund (Class 2)	0.70%	0.04%	0.25%	NA	0.99%	NA	0.99%
AFIS Growth Fund (Class 2)	0.33%	0.02%	0.25%	NA	0.60%	NA	0.60%
AFIS International Fund (Class 2)	0.50%	0.04%	0.25%	NA	0.79%	NA	0.79%
AFIS New World Fund (Class 2)	0.70%	0.06%	0.25%	NA	1.01%	NA	1.01%
Deutsche Small Cap Index VIP (Class A)[1]	0.35%	0.16%	NA	0.00%	0.51%	0.10%	0.41%
DFA VA Global Bond Portfolio[2]	0.22%	0.02%	NA	NA	0.24%	NA	0.24%
DFA VA International Small Portfolio	0.50%	0.07%	NA	NA	0.57%	NA	0.57%
DFA VA International Value Portfolio	0.40%	0.04%	NA	NA	0.44%	NA	0.44%
DFA VA Short-Term Fixed Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
DFA VA U.S. Large Value Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.02%	NA	NA	0.37%	NA	0.37%

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DFA VIT Inflation-Protected Securities Portfolio - Institutional Class[3]	0.10%	0.02%	NA	NA	0.12%	(0.03%)	0.15%
Fidelity VIP Balanced Portfolio (Initial Class)	0.39%	0.11%	NA	NA	0.50%	NA	0.50%
Fidelity VIP Contrafund® Portfolio (Initial Class)	0.54%	0.08%	NA	NA	0.62%	NA	0.62%
Fidelity VIP Government Money Market Portfolio	0.18%	0.08%	NA	NA	0.26%	NA	0.26%
Fidelity VIP Growth Portfolio (Initial Class)	0.54%	0.10%	NA	NA	0.64%	NA	0.64%
Fidelity VIP High Income Portfolio (Initial Class)	0.56%	0.11%	NA	NA	0.67%	NA	0.67%
Fidelity VIP Mid Cap Portfolio (Initial Class)	0.54%	0.09%	NA	NA	0.63%	NA	0.63%
First Eagle Overseas Variable Fund	0.75%	0.36%	0.25%	NA	1.36%	NA	1.36%
Invesco V.I. American Value Fund Series I Shares	0.72%	0.22%	NA	0.00%	0.94%	NA	0.94%
Invesco V.I. Diversified Dividend Fund- Series I Shares[4]	0.47%	0.18%	NA	0.02%	0.67%	0.01%	0.66%
Invesco V.I. Health Care Fund - Series I Shares	0.75%	0.26%	NA	0.00%	1.01%	NA	1.01%
Invesco V.I. Mid Cap Core Equity Fund - Series I Shares[4]	0.73%	0.23%	NA	0.03%	0.99%	0.02%	0.97%
Invesco V.I. Mid Cap Growth Fund Series I Shares	0.75%	0.25%	NA	0.00%	1.00%	NA	1.00%
Invesco V.I. Small Cap Equity Fund - Series I Shares	0.74%	0.23%	NA	0.00%	0.97%	NA	0.97%
Invesco V.I. Technology Fund - Series I Shares	0.75%	0.31%	NA	0.00%	1.06%	NA	1.06%
Janus Henderson Balanced Portfolio (Institutional Shares)[5]	0.55%	0.08%	NA	0.00%	0.63%	NA	0.63%
Janus Henderson Enterprise Portfolio (Institutional Shares) [5]	0.64%	0.09%	NA	0.00%	0.73%	NA	0.73%
Janus Henderson Flexible Bond Portfolio (Institutional Shares) [5,6]	0.49%	0.11%	NA	0.00%	0.60%	0.00%	0.60%
Janus Henderson Forty Portfolio (Institutional Shares) [5,7]	0.72%	0.10%	NA	0.00%	0.82%	NA	0.82%
Janus Henderson Global Research Portfolio (Institutional Shares) [5,7]	0.54%	0.10%	NA	0.00%	0.64%	NA	0.64%
Janus Henderson Mid Cap Value Portfolio (Institutional Shares) [5,6,7]	0.56%	0.14%	NA	NA	0.70%	0.00%	0.70%
Janus Henderson Overseas Portfolio (Institutional Shares)[5,7]	0.46%	0.11%	NA	0.00%	0.57%	NA	0.57%
Janus Henderson Research Portfolio (Institutional Shares) [5,7]	0.51%	0.10%	NA	0.00%	0.61%	NA	0.61%
MFS® International Growth Portfolio - Initial Class	0.90%	0.15%	NA	NA	1.05%	NA	1.05%

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MFS® International Value Portfolio - Initial Class[8]	0.86%	0.05%	NA	NA	0.91%	0.01%	0.90%
MFS® Total Return Bond Series – Initial Class	0.50%	0.04%	NA	NA	0.54%	NA	0.54%
PIMCO All Asset Portfolio (Institutional Class)[9,10,11]	0.43%	0.00%	NA	0.85%	1.28%	0.11%	1.17%
PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class)[12]	0.75%	0.03%	NA	0.00%	0.78%	NA	0.78%
PIMCO High Yield Portfolio (Institutional Class)[13]	0.60%	0.01%	NA	0.00%	0.61%	NA	0.61%
PIMCO Real Return Portfolio (Institutional Class)[14]	0.50%	0.39%	NA	0.00%	0.89%	NA	0.89%
PIMCO Short-Term Portfolio (Institutional Class)[15]	0.45%	0.15%	NA	0.00%	0.60%	NA	0.60%
PIMCO Total Return Portfolio (Institutional Class)[16]	0.50%	0.04%	NA	0.00%	0.54%	NA	0.54%
Royce Micro-Cap Portfolio - Investment Class[17,18]	1.25%	0.13%	NA	0.09%	1.47%	0.05%	1.42%
Royce Small-Cap Portfolio - Investment Class[19]	1.00%	0.11%	NA	0.00%	1.11%	0.03%	1.08%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	NA	NA	1.05%	NA	1.05%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
T. Rowe Price New America Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	NA	0.85%
Third Avenue Value Portfolio[20]	0.90%	0.52%	0.00%	0.00%	1.42%	0.12%	1.30%
Van Eck VIP Global Hard Assets Fund (Initial Class)	1.00%	0.09%	NA	0.00%	1.09%	0.00%	1.09%
Vanguard® VIF Balanced Portfolio	0.21%	0.02%	NA	NA	0.23%	NA	0.23%
Vanguard® VIF Capital Growth Portfolio	0.34%	0.02%	NA	NA	0.36%	NA	0.36%
Vanguard® VIF Conservative Allocation Portfolio	NA	NA	NA	0.14%	0.14%	NA	0.14%
Vanguard® VIF Diversified Value Portfolio	0.25%	0.02%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Equity Income Portfolio	0.29%	0.02%	NA	NA	0.31%	NA	0.31%
Vanguard® VIF Equity Index Portfolio	0.13%	0.02%	NA	NA	0.15%	NA	0.15%
Vanguard® VIF Global Bond Index Portfolio	NA	NA	NA	0.14%	0.14%	NA	0.14%
Vanguard® VIF Growth Portfolio	0.37%	0.03%	NA	NA	0.40%	NA	0.40%

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Vanguard® VIF High Yield Bond Portfolio	0.25%	0.03%	NA	NA	0.28%	NA	0.28%
Vanguard® VIF International Portfolio	0.36%	0.03%	NA	NA	0.39%	NA	0.39%
Vanguard® VIF Mid-Cap Index Portfolio	0.16%	0.03%	NA	NA	0.19%	NA	0.19%
Vanguard® VIF Moderate Allocation Portfolio	NA	NA	NA	0.14%	0.14%	NA	0.14%
Vanguard® VIF Real Estate Index Portfolio	0.24%	0.03%	NA	NA	0.27%	NA	0.27%
Vanguard® VIF Short-Term Investment-Grade Portfolio	0.13%	0.03%	NA	NA	0.16%	NA	0.16%
Vanguard® VIF Small Company Growth Portfolio	0.31%	0.03%	NA	NA	0.34%	NA	0.34%
Vanguard® VIF Total Bond Market Index Portfolio	0.12%	0.03%	NA	NA	0.15%	NA	0.15%
Vanguard® VIF Total International Stock Market Index Portfolio	NA	NA	NA	0.11%	0.11%	NA	0.11%
Vanguard® VIF Total Stock Market Index Portfolio	NA	NA	NA	0.15%	0.15%	NA	0.15%

1

The Advisor has contractually agreed through April 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses at a ratio no higher than 0.41% (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, and acquired funds fees and expenses) for Class A shares. The agreement may only be terminated with the consent of the fund’s Board.

2

The VA Global Bond Portfolio’s investment management fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

3

The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the Inflation-Protected Portfolio. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2019, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

4

Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without approval of the Board of Trustees.

5

“Other Expenses” include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.

6

Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any applicable performance adjustments to management fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2019. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees.

7

The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

13

8

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.90% of the class’ average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2019.

9

Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.10%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.065% for the Institutional Class.

10

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Portfolio as set forth in the Financial Highlights table of the Portfolio prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

11

PIMCO has contractually agreed, through May 1, 2019, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

12

“Other Expenses” include interest expense of 0.03%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.75% for Institutional Class shares.

13

“Other Expenses” include interest expense of 0.01%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.60% for the Institutional Class shares.

14

“Other Expenses” include interest expense of 0.39%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.50% for the Institutional Class shares.

15

“Other Expenses” include interest expense of 0.15%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.45% for the Institutional Class shares.

16

“Other Expenses” include interest expense of 0.04%. Interest expense is borne by the Portfolio separately from the management fees paid to PIMCO. Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.50% for the Institutional Class shares.

17

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the net annual operating expenses of Royce Micro-Cap Portfolio’s Investment Class (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% through April 30, 2019.

18

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because they include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

19

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the net annual operating expenses of Royce Small-Cap Portfolio’s Investment Class (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2019.

20

Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Portfolio expenses in order to limit Annual Portfolio Expenses after Expense Limitation (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.30% of average daily net assets subject to later reimbursement in certain circumstances (the “Expense Limitation Agreement”). For up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover the Portfolio fees deferred and expenses paid to the extent that such repayment would not cause the Annual Portfolio Expenses after Expense Limitation to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Expense

14

Limitation Agreement can only be amended by agreement of the Adviser and the Independent Trustees to lower Annual Portfolio Expenses and will terminate automatically in the event of termination of the Investment Management Agreement by one of the parties, effective upon the effectiveness of such termination.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy. Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. The benefits under the Policy are paid by Transamerica Life from its general account assets and/or your cash value held in Transamerica Life’s separate account. It is important for you to understand that payment of the benefits is not assured and depends upon factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your cash value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account. The general account is subject to claims made on the assets of the insurance company. An investor should look to the financial strength of the insurance company with regard to the insurance company guarantees.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa—as well as the financial statements of the separate

15

account—are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our administrative office. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Life’s ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com ), and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account’s assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. You bear the risk that interest we credit will not exceed 2.0%.

The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate

16

investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Certain portfolios may invest substantially all of their assets in portfolios of other funds. As a result, you will pay fees and expenses at both portfolio levels. This will reduce your investment return. These arrangements are referred to as “funds of funds” or “master-feeder funds.” Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

American Funds Insurance Series managed by Capital Research and Management Company

•   AFIS Global Small Capitalization Fund (Class 2) seeks to provide long-term growth of capital.

•   AFIS Growth Fund (Class 2) seeks to provide growth of capital.

•   AFIS International Fund (Class 2) seeks to provide long-term growth of capital.

•   AFIS New World Fund (Class 2) seeks to provide long-term capital appreciation.

Deutsche Investments VIT Funds managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, Inc.

•   Deutsche Small Cap Index VIP (Class A seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.

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DFA Investment Dimensions Group Inc.

advised by Dimensional Fund Advisors LP

VA Global Bond Portfolio, VA International Small Portfolio, VA International Value Portfolio, VA Short-Term Fixed Portfolio , and VIT Inflation-Protected Securities Portfolio – Institutional Class sub-advised by DFA Australia Limited and Dimensional Fund Advisors Ltd

•   VA Global Bond Portfolio seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

•   VA International Small Portfolio seeks to achieve long-term capital appreciation.

•   VA International Value Portfolio seeks to achieve long-term capital appreciation.

•   VA Short-Term Fixed Portfolio seeks to achieve a stable real return in excess of the rate of inflation with a minimum of risk.

•   VA U.S. Large Value Portfolio seeks to achieve long-term capital appreciation.

•   VA U.S. Targeted Value Portfolio seeks to achieve long-term capital appreciation.

•   VIT Inflation-Protected Securities Portfolio - Institutional Class seeks to provide inflation protection and earn current income consistent with inflation-protected securities.

Fidelity Variable Insurance Products Funds – Initial Class

managed by Fidelity Management & Research Company (FMR)

Sub-Advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), and other investment advisers.

•   Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.

•   Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

•   Fidelity VIP Government Money Market Portfolio (Initial Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

•   Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.

•   Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.

•   Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.

First Eagle Variable Fund advised by First Eagle Investment Management, LLC

•   First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

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AIM Variable Insurance Funds (Invesco Variable Insurance Funds) managed by Invesco Advisers, Inc.

•   Invesco V.I. American Value Fund – Series I Shares – The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

•   Invesco V.I. Diversified Dividend Fund - Series I Shares – The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

•   Invesco V.I. Health Care Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital.

•   Invesco V.I. Mid Cap Core Equity Fund – Series I Shares - The Fund’s investment objective is long-term growth of capital.

•   Invesco V.I. Mid Cap Growth Fund – Series I Shares – The Fund’s investment objective is to seek capital growth.

•   Invesco V.I. Small Cap Equity Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital.

•   Invesco V.I. Technology Fund – Series I Shares – The Fund’s investment objective is long-term growth of capital.

Janus Aspen Series managed by Janus Capital Management LLC Mid Cap Value Portfolio (Institutional Shares) subadvised by Perkins Investment Management LLC

•   Janus Henderson VIT Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

•   Janus Henderson VIT Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital.

•   Janus Henderson VIT Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital.

•   Janus Henderson VIT Forty Portfolio (Institutional Shares) seeks long-term growth of capital.

•   Janus Henderson VIT Global Research Portfolio (Institutional Shares) seeks long-term growth of capital.

•   Janus Henderson VIT Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation.

•   Janus Henderson VIT Overseas Portfolio (Institutional Shares) seeks long-term growth of capital.

•   Janus Henderson VIT Research Portfolio (Institutional Shares)

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seeks long-term growth of capital.

MFS® Variable Insurance Trust managed by Massachusetts Financial Services Company	• MFS® Total Return Bond Series – Initial Class seeks total return with an emphasis on current income, but also considering capital appreciation.

MFS® Variable Insurance Trust II managed by Massachusetts Financial Services Company	• MFS® International Growth Portfolio – Initial Class seeks capital appreciation. • MFS® International Value Portfolio – Initial Class seeks capital appreciation.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC

•   PIMCO All Asset Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of capital and prudent investment management.

•   PIMCO Foreign Bond Portfolio (U.S. Dollar Hedged) (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

•   PIMCO High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

•   PIMCO Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of capital and prudent investment management.

•   PIMCO Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity.

•   PIMCO Total Return Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management.

Royce Capital Fund managed by Royce & Associates, LP

•   Royce Micro-Cap Portfolio – Investment Class’ investment goal is long-term growth of capital. Royce & Associates, LP (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of micro-cap companies, those with market capitalizations up to $1 billion. Royce uses a core approach that combines multiple investment themes and offers wide exposure to micro-cap stocks by investing in companies with strong fundamentals and/or prospects selling at prices that Royce believes do not fully reflect these attributes. Royce considers companies with strong balance sheets, attractive growth prospects, and/or the

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potential for improvement in cash flow levels and internal rates of return, among other factors. Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

•   Royce Small-Cap Portfolio – Investment Class’ investment goal is long-term growth of capital. Royce & Associates, LP (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of small-cap companies, those with market capitalizations up to $3 billion that Royce believes are trading below its estimate of their current worth. The Fund generally invests in such companies that Royce believes also possess financial strength, a strong business model, and the ability to generate and effectively allocate excess free cash flow. Normally, the Fund invests at least 80% of its net assets in the equity securities of small-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.

•   T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term capital growth. Income is a secondary objective.

•   T. Rowe Price Equity Income Portfolio seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

•   T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

•   T. Rowe Price New America Growth Portfolio seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.

T. Rowe Price International Series, Inc. managed by T. Rowe Price Associates, Inc. Sub-Advised by T. Rowe Price International Ltd	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Third Avenue Variable Series Trust managed by Third Avenue Management LLC	• Third Avenue Value Portfolio seeks long-term capital appreciation by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of

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liabilities) at a discount to what the Adviser believes is their intrinsic value.

VanEck VIP Trust Investment Adviser: Van Eck Associates Corporation	• VanEck VIP Global Hard Assets Fund - Initial Class seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Vanguard® Variable Insurance Fund managed by the following:

Balanced and High Yield Bond – Wellington Management Company LLP

Capital Growth – PRIMECAP Management Company

Conservative Allocation, Equity Index, Mid-Cap Index, Global Bond Index, Moderate Allocation, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index – The Vanguard Group, Inc.

Diversified Value – Barrow, Hanley, Mewhinney & Strauss, LLC

Equity Income – Wellington Management Company LLP and The Vanguard Group, Inc.

Growth – Jackson Square Partners, LLC; Wellington Management Company LLP; William Blair Investment Management, LLC

International – Baillie Gifford Overseas Ltd.; Schroder Investment Management North America Inc.

Small Company Growth – ArrowMark Colorado Holdings, LLC

The Vanguard Group, Inc.

•   Vanguard® VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income.

•   Vanguard® VIF Capital Growth Portfolio seeks to provide long-term capital appreciation.

•   Vanguard® VIF Conservative Allocation Portfolio seeks to provide current income and low to moderate capital appreciation.

•   Vanguard® VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income.

•   Vanguard® VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

•   Vanguard® VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

•   Vanguard® VIF Global Bond Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.

•   Vanguard® VIF Growth Portfolio seeks to provide long-term capital appreciation.

•   Vanguard® VIF High Yield Bond Portfolio seeks to provide a high level of current income.

•   Vanguard® VIF International Portfolio seeks to provide long-term capital appreciation.

•   Vanguard® VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

•   Vanguard® VIF Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income.

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Vanguard is a trademark of The Vanguard Group, Inc.

•   Vanguard® VIF Real Estate Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.

•   Vanguard® VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility.

•   Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation.

•   Vanguard® VIF Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index.

•   Vanguard® VIF Total International Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

•   Vanguard® VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

Please note: Certain portfolios have similar names. It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request, otherwise, the request may not be in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide

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more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which your net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy

24

owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•

Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The American Funds Insurance Series and the First Eagle Overseas Portfolio each pay annual fees of 0.25% of assets. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•

Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

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Incoming Payments to Us and TCI From the Funds
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.20%	Janus Aspen Series	0.15% after $75 million**
American Funds Insurance Series	0.25%	MFS® Variable Insurance Trust	0.20%
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price Equity Series, Inc.	0.15%***
First Eagle Variable Funds, Inc.	0.25%	T. Rowe Price International Series, Inc.	0.15%***

* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

** We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those specified subaccounts of Transamerica Life and its affiliates.

*** We receive this percentage up to $250 million in fund shares is held by certain specified subaccounts of Transamerica Life and 0.25% after $250 million.

Proceeds from certain of these payments by the portfolios, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

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•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account. The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states and jurisdictions range from 0.00% to 5.00% of premiums. Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences. See “Federal Income Tax Considerations”. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load (for Policies issued on or after January 1, 2010) is:

◾	12.00% of premium received up to target premium in Policy Year 1 and 0% of premium received in excess of target; and

◾	9.00% of premium received up to target premium in Policy years 2-4 and 0% of premium received in excess of target; and

◾	2.50% of premium received up to target premium in Policy years 5-7 and 0% of premium received in excess of target; and

◾	2.10% of premium received up to target premium in Policy years 8-10 and 0% of premium received in excess of target; and

◾	0.50% of all premium received up to target premium in Policy years 11+ and 0% of premium received in excess of target;

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Different percent of premium load charges apply to Policies issued before January 1, 2010. For these Policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and a 2.80% current percent of premium load on excess of target premium for Policy years 1-30.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. Unless otherwise noted we deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•	the monthly contract charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	a factor representing the mortality and expense risk charge; plus

•	the deferred sales load in Policy years 2-7.

Monthly Contract Charge (for Policies issued on or after January 1, 2010):

•	This charge currently equals $5.00 each Policy month for all Policy years.

•	We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

•	This charge is used to cover administrative services relating to the Policy.

Different current monthly contract charges apply for Policies issued before January 1, 2010. The highest current monthly contract charge is $5.00 per month in all Policy years. We can increase the monthly contract charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

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1.	is the monthly cost of insurance rate per $1,000 of insurance;

2.	is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3.

is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors. The factors include the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates reflect, among other things, our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

For Policies issued on or after January 1, 2009, the guaranteed rates for standard classes are based on the 2001 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“2001 CSO Tables”). For Policies issued before January 1, 2009, the guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables or the 1980 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:

We assess a monthly charge for this rider based on the issue age, duration, sex, underwriting class and term insurance amount. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

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The charge is calculated as a percentage of the average cash value in each subaccount during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge (for Policies issued on or after January 1, 2010) is equivalent to:

➢	An effective annual rate of 0.75% in Policy years 1-30; and
➢	An effective annual rate of 0.10% in Policy years 31+.

Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. For these Policies, the highest current mortality and expense risk charge is: 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

➢	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

➢	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

➢

We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load (for Policies issued on or after January 1, 2010) equals:

➢	0.250% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7); and

➢	0% of premium received in excess of target premium in Policy year 1.

Different current monthly deferred sales loads apply for Policies issued before January 1, 2010. The highest current monthly deferred sales load is 0.30% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.

We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.30% of all premium received in Policy year 1 (for a cumulative total of 21.60%).

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

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The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•

Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.75% in Policy years 1-30; and 2.10% in Policy years 31+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.75% (annually) in Policy years 1-30 and 0.10% (annually) in Policy years 31+.

•

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our administrative office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

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•	We will not increase this charge.

•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.11% to 1.47% in 2017 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses). Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

In addition, under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund (up to 2%) and to implement a redemption gate that would temporarily suspend redemptions from the fund. The Fidelity VIP Government Money Market Portfolio currently does not intend to impose any “fees and gates.” Nevertheless, we reserve the right to implement, administer and charge you for any such fee or restriction imposed by the Fidelity VIP Government Money Market Portfolio.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•

to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

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•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test – guideline premium test or the cash value accumulation test – applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative to promptly forward that application to us at our mailing address. Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

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Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the administrative office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it in good order with a written request to cancel the Policy, to us at our administrative office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy during the “free-look period,” then we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy and a written request to cancel the Policy (all in good order) at our administrative office, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy and the written request to cancel the Policy are received at our administrative office; or

•	the premiums paid less any partial withdrawals.

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Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

“Good Order” Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our administrative office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy owners, taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

During the free-look period, we will hold the premiums paid in our general account or, if available, in the money market subaccount. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you

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have chosen on your application.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 800-379-5496, Monday - Friday 8:00 a.m. – 4:30 p.m. Central time. All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount. The change will be effective at the end of the valuation day on which we receive (in good order) the request to change allocation instructions. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

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Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 800-379-5496 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

If before July 1, 2018 to:

HSBC Bank

ABA # 021001088

For credit to: Transamerica Life Insurance Company

Account #: 000167797

July 1, 2018 or after to:

Wells Fargo Bank

ABA # 121000248

For credit to: Transamerica Life Insurance Company (BOLI/COLI)

Account #: 4012040549

Include your name and Policy number on all correspondence.

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TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request in good order at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

✓

You may request transfers in writing (in a form we accept) or by fax to our administrative office. Please note: Certain subaccounts have similar names. Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer because the request may not be in good order.

✓	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.
✓

The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

✓	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
✓	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.
✓	We consider all transfers made in any one day to be a single transfer.
✓

Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

✓

Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

✓	After the first Policy year, you may make one transfer per Policy year from the fixed account.
✓	We reserve the right to require that you make the transfer request in writing.
✓	We must receive the transfer request in good order at our administrative office no later than 30 days after a Policy anniversary.
✓	We will make the transfer at the end of the valuation date on which we receive the written request.
✓	The maximum amount you may transfer is limited to the greater of:
(a)	25% of your current cash value in the fixed account; or
(b)	the amount you transferred from the fixed account in the immediately preceding Policy year.

Please note: These restrictions may prolong the period of time it takes to transfer your cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investments in the fixed account meets your needs and investment criteria.

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Disruptive Trading and Market Timing

Statement of Policy. This variable insurance Policy and the subaccounts of the separate account were not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders.

Frequent or disruptive trading among the subaccounts or between the subaccounts and the fixed account can adversely affect you, other policy owners, beneficiaries and underlying fund portfolios, including by interfering with efficient underlying fund management and increasing administrative costs. These risks and harmful effects include:

(1)

dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses. The costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers among those subaccounts.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an

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original signature sent to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades, or variable insurance products that we believe are connected by policy owner or person engaged in trading on behalf of policy owners.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to

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discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we do not monitor transfer requests from policy owners or persons acting on behalf of policy owners for compliance with nor do we apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner or a person acting on their behalf from purchasing or exchanging shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.    Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 800-379-5496 Monday - Friday 8:00 a.m. – 4:30 p.m. Central time.

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Please note the following regarding fax transfers:

➢	We will employ reasonable procedures to confirm that fax instructions are genuine.

➢	Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

➢	We will not be responsible for same-day processing of transfers if faxed to a number other than 800-379-5496.

➢

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our administrative office.

➢	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	➢	you must submit a completed asset rebalancing request form signed by the policy owner to us at our administrative office; and
	➢	you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

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There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	➢	we receive your request to discontinue participation at our administrative office;
	➢	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	➢	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. Transamerica Life is not a party to the agreement that you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or the investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note: Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

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POLICY VALUES

Cash Value

Your Policy’s cash value:

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount, the fixed account and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

Net cash value on any valuation date equals:	➢	the cash value as of such date; minus
	➢	any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner’s application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period. At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

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Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	➢	the initial units purchased at accumulation unit value at the end of the free-look period; plus
	➢	units purchased with additional net premium(s); plus

	➢	units purchased via transfers from another subaccount, the fixed account or the loan account; minus

	➢	units redeemed to pay for monthly deductions; minus

	➢	units redeemed to pay for partial withdrawals; minus

	➢	units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus

	➢	units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

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Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing the result of:

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

➢

the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

➢	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	➢	the sum of all net premium(s) allocated to the fixed account; plus
	➢	any amounts transferred from a subaccount to the fixed account; plus
	➢	total interest credited to the fixed account; minus
	➢	any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus
	➢	any amounts withdrawn from the fixed account to pay for partial withdrawals; minus
	➢	any amounts transferred from the fixed account to a subaccount; minus
	➢	any amounts redeemed to pay for partial withdrawal or transfer charges.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as “due proof of death”). Such due proof of death must be submitted in good order to avoid a delay in processing the life insurance benefit claim. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or

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to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	•	the life insurance benefit (described below); minus

	•	any monthly deductions due during the late period (if applicable); minus

	•	any outstanding indebtedness or due and unpaid charges; plus

	•	any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

Life insurance benefit under Option 1 is the greater of:	1.	the face amount of the Policy; or
	2.	the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2 is the greater of:	1.	the face amount; plus
		• the cash value on the insured’s date of death; or

	2.	the limitation percentage; multiplied by

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• the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333.33, the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333.33 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333.33, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3	1.	the face amount; plus
is the greater of:
		• cumulative premiums paid; less

		• cumulative partial withdrawals; or

	2.	the limitation percentage; multiplied by

		• the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid, partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a

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different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by insured’s age on Policy anniversary. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table – Guideline Premium Test

Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage	Insured’s Age on Policy Anniversary	Limitation Percentage
0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

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Limitation Percentages Table – Cash Value Accumulation Test

Insured’s Age on Policy Anniversary			Insured’s Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female
20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128
47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request in good order to our administrative office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

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•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:

•	You must send your written request in good order to our administrative office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

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Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our administrative office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy. All surrender requests must be submitted in good order to avoid a delay in processing your request. A surrender is effective as of the date when we receive your written request at our administrative office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

Possible Additional Amount Payable On Surrender

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We will not pay you an amount in addition to the net cash value (the “additional amount”) on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

We will pay you an additional amount on surrender if:

•	all Policies in the “case” (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and
•

ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This allows the policy owner to spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments.

The “additional amount” is calculated as follows:

•	“fully surrendered net cash value” multiplied by
•	% based on the Policy year (see Percentage Table) multiplied by
•	a “factor.”

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;
•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;
•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

Percentage Table

For Policies issued on 05-01-2010 and later:
Policy Year	Percentage of net cash value
1	13.20%
2	13.13% reducing by .070% per Policy month
3	12.31% reducing by .055% per Policy month
4	11.64% reducing by .065% per Policy month
5	10.75% reducing by .170% per Policy month
6	8.75% reducing by .130% per Policy month
7	7.21% reducing by .110% per Policy month
8	5.91% reducing by .090% per Policy month
9	4.84% reducing by .085% per Policy month
10	3.82% reducing by .085% per Policy month
11	2.80% reducing by .080% per Policy month
12	1.84% reducing by .085% per Policy month
13+	0%

Different percentages of net cash value apply to Policies issued before May 1, 2010, please see attached appendix.

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The “factor” is between 0.00 and 1.00, inclusive. The “factor” is calculated as follows: (A/B), with A and B defined as follows: (A) target premium and (B) total first year premium. A different “factor” calculation applies to Policies issued before May 1, 2010, please see attached appendix.

Examples.

Examples of “factor” calculation. Below is a table of calculation examples for the factor used in the calculation of the additional amount. These are for illustration purposes only. Please note that the total first year premium may be greater or less than the target premium.

	Target Premium (A)	Total First Year ÷ Premium (B)	= Factor
Example 1	$100.00	$100.00	1.00
Example 2	$75.00	$100.00	0.75
Example 3	$50.00	$100.00	0.50
Example 4	$25.00	$100.00	0.25
Example 5	$10.00	$100.00	0.10

Example 1 of “additional amount” calculation. For this example, assume the values of Example 3 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $110.00. In Policy year 2, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010. The additional amount at surrender is $7.22, which is the product of $110.00 x 13.13% x 0.50

Example 2 of “additional amount” calculation. For this example, assume the values of Example 5 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $200.00. In Policy year 4, month 1, the Policy owner surrendered all Policies, which were issued after May 1, 2010. The additional amount at surrender is $2.33, which is the product of $200.00 x 11.64% x 0.10.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

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Conditions for partial withdrawals:

•

You must send your written partial withdrawal request with an original signature to our administrative office. All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•

The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•

The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our administrative office.

•

We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit Option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit Option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit Option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

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Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our administrative office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 800-379-5496. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our administrative office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-30 and 2.10% in Policy years 31+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

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Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received in good order. We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we will deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly

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deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application in good order for reinstatement to our administrative office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period (if we have not received the specified minimum payment);

•	the date the insured dies; or

•	the date the Policy is surrendered.

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FEDERAL INCOME TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. To satisfy these requirements, it also is necessary that the insurable interest laws of the jurisdiction applicable to a policy be complied with.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain in some cases whether life insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

Owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the underlying fund portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. However, certain transfers of the Policy for valuable consideration, whether direct or indirect, may result in a portion of the life insurance benefit being taxable. In addition, if the life insurance benefit is not received in a lump sum and is, instead, applied under a settlement option providing periodic income to the beneficiary, generally payments will be prorated between amounts attributable to the life insurance benefit, which will be excludable from the beneficiary’s income, and amounts attributable to interest (accruing after the insured’s death), which will be includible in the beneficiary’s income. Federal, state and local transfer, estate and other tax consequences of ownership

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or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A qualified tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if, at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the net level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a qualified tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you will be notified immediately. We will also notify you if any proposed Policy transaction, such as a partial withdrawal, would cause your Policy to become a MEC. At the time of any such notification, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium, or decline to process the proposed transaction, that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment or a pledge) such a Policy are treated as distributions and taxed accordingly. If the entire cash value is assigned or pledged, subsequent increases in the cash value are also treated as withdrawals for as long as the assignment or pledge remains in place. The owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an owner should consult a qualified tax advisor.

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•

A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59  1⁄2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary. These exceptions are available only if the owner is an individual.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax, including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans where the spread between the interest rate credited to the loaned amount and the interest rate charged on the loan is very small are less clear, and a qualified tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a qualified tax advisor as to these consequences.

Section 1035 Exchanges, Material Changes, and Sales. Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a MEC. Further a new policy that is issued in exchange for a MEC is also treated as a MEC. If you exchange your Policy, the new policy may also lose any “grandfathering” privileges, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued. In addition, an exchange of your Policy could cause certain federal income tax rules to re-apply to the Policy as of the time of the exchange. Certain other changes to the Policy, including a change in ownership, an increase in coverage or other “material” change, could have tax consequences similar to an actual exchange. Whether a change is considered “material” is determined in light of all relevant facts and circumstances. In addition, special tax consequences may apply if you sell your Policy. Accordingly, you should consult with a qualified tax advisor if you are considering exchanging your Policy, making any changes to your Policy, or selling your Policy.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. If you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the distribution. You also may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate.

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Net Investment Income Tax. An additional federal income tax applies at the rate of 3.8% to the “net investment income” of certain individuals, estates, and trusts. In the case of an individual, this tax applies to the lesser of (a) the taxpayer’s net investment income or (b) the excess of the taxpayer’s modified adjusted gross income (“MAGI”) over a specified income threshold. The income thresholds are $250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for all others. MAGI is the taxpayer’s adjusted gross income (as generally defined) increased by the net amount excluded from income as foreign earned income. This tax will apply, in the case of the Policy, only to the taxable portion of (i) any proceeds distributed from it as annuity payments pursuant to a settlement option or (ii) the proceeds of any sale of the Policy. Accordingly, you should consult with a qualified tax advisor if you are considering taking Policy proceeds in the form of annuity payments or selling your Policy.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies (including any taxable life insurance benefit proceeds) at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

FATCA Withholding. If the payee of a distribution (including the life insurance benefit) from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Internal Revenue Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Policy or the distribution. The rules relating to FATCA are complex, and a qualified tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free. If you sell the Policy to a third party, the taxable gain (if any) will be measured in part by your adjusted basis in the Policy, without adjustment for mortality, expense, or other reasonable charges incurred under the Policy.

Policy Loans when a Policy is Surrendered, Exchanged, or Lapses. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution. This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange. If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly, and the taxable amount of the loan will increase your investment in the Policy.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a qualified tax advisor as to the tax consequences.

Experience Credits Rider. There is some uncertainty regarding the tax consequences of the optional experience credits rider. For example, it is possible that the Policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve. You should consult a qualified tax advisor as to the treatment of such reserve.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are

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contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor as to tax attributes of the arrangement. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a qualified tax advisor.

Employer-Owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a life insurance benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A qualified tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person (an “entity”), Code section 264(f) could limit some (or all) of such entity’s interest deduction, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the Code section 264(f) rules. An exception to the interest disallowance rule of Code section 264(f) is available for a Policy owned by an entity engaged in a trade or business, if the Policy covers only one individual and that individual is, at the time first covered by the Policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business. For this purpose, the IRS generally has interpreted “time first covered” as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract. (Different but comparable rules apply where the owner or holder of a Policy is an insurance company within the meaning of the tax law.) In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy owner is subject to that tax. The corporate AMT has been repealed for taxable years beginning after December 31, 2017.

Estate, Gift and Generation Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a life insurance benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

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A qualified tax advisor should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a qualified tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our administrative office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

In addition, if, pursuant to SEC rules, any money market fund portfolio suspends payment of redemption proceeds (in connection with a liquidation of that underlying fund portfolio or due to portfolio liquidity levels) then we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding subaccount until the portfolio pays redemption proceeds.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

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Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to collateral assignment split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a collateral assignment split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

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Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.
	•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.
	•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.
	•	The term insurance rider increases the Policy’s life insurance benefit.
} Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.
} Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.
}

Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit.

	•	The term insurance amount may not be less than zero nor more than the term face amount.
•

The term insurance rider expires at age 100. The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.

	•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.
	•	The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.
	•	There is an additional charge for this term insurance rider.

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Experience Credits Rider

Policies with the same owner and satisfying our underwriting guidelines will be eligible for experience credits if elected. The experience credit rider establishes a claims stabilization reserve which is a fund out of which life insurance benefits are paid. The experience credits rider provides the owner the unused balance in the claims stabilization reserve. Payment of experience credits may increase or decrease Policy costs over time. Where there is worse claims experience for the group of cases than anticipated, Policy costs will be higher. Where there is better claims experience for the group of cases than anticipated, Policy costs will be lower. An owner may elect the experience credits rider if the owner believes the group of cases will have better claims experience over time than anticipated by us.

Features of experience credits rider:
	•	The experience credits rider must be selected at the time of application and may not be added to a Policy after issue.
•

We increase by 20% the cost of insurance charge applied to each Policy. On the effective date and on each monthly deduction day we fund the claims stabilization reserve with the Policy’s cost of insurance charge.

	•	The claims stabilization reserve supports the payment of any experience credits.
	•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:

A * (B/C), where

A = expected net life insurance benefit claims for a case (equivalent to the cost of insurance charge in absence of the experience credits rider);

B = actual life insurance benefit claims for the group of cases; and

C = anticipated life insurance benefit claims for the group of cases.

•

Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary. The amount of any experience credit will be allocated pro rata to the subaccounts to which the owner currently has allocated its cash value.

•

Unused balances in the claims stabilization reserve will be paid to the owner in the case of a full surrender. Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.

•

The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%. The interest becomes part of the claims stabilization reserve.

	•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.
	•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

Experience Credits Rider example

Below is an example of how the experience for the group of cases affects a case with the experience credits rider. This

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is for illustration purposes only and may not be relied upon to show actual performance. In this example contributions to the claims stabilization reserve by the end of Month 3 are $60. Were the year to end at the Month 3 the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.

Without Experience Credit Rider	Month 1	Month 2	Month 3
Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credit Rider
Cost of insurance charge deducted from cash value and deposited into claim stabilization reserve, at 120% of standard cost of insurance:	$120	$120	$120
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to experience for the group of cases ratio times expected case life insurance benefit claims:	$100	$98	$102
	(= 100% x $100)	(= 98% x $100)	(= 102% x $100)
Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20	$22	$18
	(= $120 - $100)	(= $120 - $98)	(= $120 - $102)

Death Benefit Enhancement Riders

Under the death benefit enhancement riders, increased limitation percentages are provided for certain ages. The death benefit enhancement riders are available only if you have chosen the cash value accumulation test to qualify your Policy as life insurance under the Code.

Features of death benefit enhancement riders:	•

The limitation percentages on death benefit enhancement rider 1 are higher than those for the base Policy at ages 76-87. The limitation percentages on life insurance benefit enhancement rider 2 are higher than those for the base Policy at ages 73-87 for males and 74-87 for females. See Limitation Percentages Tables below.

•

There is no separate charge for this rider, but cost of insurance charges (due to higher net amount at risk) and life insurance benefits may be higher at the age ranges mentioned above if the rider is in force.

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•	The death benefit enhancement riders may be elected only at the time of issue. There are no issue age or underwriting class restrictions associated with the death benefit enhancement riders.

•	The death benefit enhancement riders may be deleted at any time after issue at the owner’s request. The request will take effect the following Policy month.

•	Only one death benefit enhancement rider may be added to a Policy.

Death Benefit Enhancement Rider 1

Limitation Percentages Table – Cash Value Accumulation Test

Insured’s Age on Policy Anniversary			Insured’s Age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209

25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183

30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162

35	467	529	75	144	158
36	451	511	76	144	156
37	436	493	77	144	156
38	421	476	78	144	156
39	406	460	79	144	156

40	393	444	80	144	156
41	379	429	81	142	153

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42	367	415	82	140	151
43	355	401	83	136	146
44	343	387	84	132	141

45	332	374	85	128	136
46	321	362	86	124	132
47	311	350	87	120	128
48	301	338	88	117	124
49	291	327	89	116	122

50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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Death Benefit Enhancement Rider 2

Limitation Percentages Table – Cash Value Accumulation Test

Insured’s age on Policy Anniversary			Insured’s age on Policy Anniversary
	Limitation			Limitation
	Percentage			Percentage
	Male	Female		Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209

25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183

30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	151	166
34	483	548	74	151	163

35	467	529	75	151	163
36	451	511	76	151	163
37	436	493	77	151	163
38	421	476	78	151	163
39	406	460	79	151	163

40	393	444	80	151	163
41	379	429	81	148	160
42	367	415	82	146	158
43	355	401	83	141	152
44	343	387	84	136	146

45	332	374	85	131	140
46	321	362	86	126	134
47	311	350	87	121	129
48	301	338	88	117	124
49	291	327	89	116	122

50	282	317	90	115	120
51	273	307	91	114	119

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52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113

55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

ADDITIONAL INFORMATION

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you update your contact and other information on file with us, if and as it changes, including the full names, complete addresses, and any other contact or identifying information for owners, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sale of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Transamerica Life, our parent company or affiliate provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus
•	2.6% of all premiums paid in excess of target premium in first Policy year; plus
•	10% of all premiums paid up to target premium in Policy years 2 through 4; plus
•	2.6 % of all premiums paid in excess of target premium in Policy years 2 through 4; plus
•	3.2% of all premiums paid up to target premium in Policy years 5 through 7; plus
•	2.6 % of all premiums paid in excess of target premium in Policy years 5 through 7; plus
•	2.4% of all premiums paid in Policy years 8+.

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For Policies that are in force at the end of the Policy year, we pay an additional trail commission of: 0.10% on the cash value in Policy years 2 through 20; 0.05% in Policy years 21-30; and 0% in all subsequent Policy years.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms. In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, market intelligence, product design and development, policy owner servicing, distributor and agent support and service, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, accounts are subject to the risk of unauthorized access and transactions that target the underlying fund portfolios in the accounts stemming from phishing schemes and other actions, or inactions by policy owners (including the failure to maintain up-to-date security software and anti-virus programs). Such systems failures, cyber-attacks, or unauthorized account access affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may: interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may

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also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks, information security breaches, or unauthorized account access in the future.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact your registered representative or our administrative office for specific information that is applicable to your state.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Transamerica Life was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. Transamerica Life previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. Transamerica Life does not believe that any regulators actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary

The Policy – General Provisions

Entire Contract

Information in the Application for this Policy

Ownership Rights

Changing the Owner

Choosing the Beneficiary

Changing the Beneficiary

Assigning the Policy

Exchanging the Policy

Selecting the Tax Test

Our Right to Contest the Policy

Suicide Exclusion

Misstatement of Age or Sex

Modifying the Policy

Additional Information

Settlement Options

Additional Information about Transamerica Life and the Separate Account

Changes to the Separate Account

Potential Conflicts of Interest

Legal Matters

Variations in Policy Provisions

Personalized Illustrations of Policy Benefits

Sale of the Policies

Reports to Owners

Claims of Creditors

Records

Additional Information

Independent Registered Public Accounting Firm

Financial Statements

Underwriting

Underwriting Standards

Performance Data

Performance Data in Advertising Sales Literature

Transamerica Life’s Published Ratings

Index to Financial Statements

Transamerica Corporate Separate Account Sixteen

Transamerica Life Insurance Company

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GLOSSARY

account(s) – The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit – These are the accounting units used to calculate the values under this Policy.

administrative office – 4840 River Blvd., Cedar Rapids, Iowa 52411. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-800-379-5496. All transaction requests made by facsimile—including, but not limited to, transfer requests—must be directed to our administrative office. All payments made by check, and all claims, correspondence, notices and transaction requests submitted in writing must be sent to the administrative office. Our hours are Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time.

age – The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary – The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case – all Policies originally issued to a single owner on a common date.

cash value –After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code – The Internal Revenue Code of 1986, as amended.

effective date – The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount – The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account – An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period – The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account – The assets of the company other than those allocated to the separate account or any other separate account established by the company.

group of cases – all inforce cases issued by us which are similarly underwritten.

guideline premium – The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

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indebtedness – The loan amount plus any accrued loan interest.

insured – The person upon whose life the Policy is issued.

issue age – The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse – Termination of the Policy at the expiration of the late period while the insured is still living.

late period – The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit – The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option – One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds – The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account – A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value – The cash value in the loan account.

loan amount – The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value – After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction – Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day – The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value – The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium – The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act – The Investment Company Act of 1940, as amended.

NYSE – New York Stock Exchange.

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owner – The person who owns the Policy and who may exercise all rights under the Policy while living.

partial withdrawal – An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load – The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium – The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary – The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month – A one-month period beginning on the monthly deduction day.

Policy year – A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) – The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) – A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC – U.S. Securities and Exchange Commission.

separate account – Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options – The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount – A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value – The cash value in a subaccount.

target premium – Amount of premium used to determine the percent of premium loads.

transfer – A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge – The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day – Each day on which the New York Stock Exchange is open for regular trading.

valuation period – The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

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we, us, company, our – Transamerica Life Insurance Company (“Transamerica Life”).

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

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Appendix

See Possible Additional Amount Payable On Surrender section.

Percentage of net cash value for Policies issues before May 1, 2010.

Percentage Table

For Policies issued on 01-01-2010 and later:

Policy Year	Percentage of net cash value
1	13.20%
2	12.36% reducing by .070% per Policy month
3	11.70% reducing by .055% per Policy month
4	10.92% reducing by .065% per Policy month
5	8.88% reducing by .170% per Policy month
6	7.32% reducing by .130% per Policy month
7	6.00% reducing by .110% per Policy month
8	4.92% reducing by .090% per Policy month
9	3.90% reducing by .085% per Policy month
10	2.88% reducing by .085% per Policy month
11	1.92% reducing by .080% per Policy month
12	0.90% reducing by .085% per Policy month
13+	0%

For Policies issued between 9-18-2009 and 01-01-2010:

Policy Year	Percentage of net cash value
1	14.90%
2	14.66% reducing by .240% per Policy month
3	11.87% reducing by .150% per Policy month
4	10.09% reducing by .130% per Policy month
5	8.405% reducing by .255% per Policy month
6	5.395% reducing by .205% per Policy month
7	2.96% reducing by .180% per Policy month
8+	0%

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For Policies issued between 1-1-2009 and 9-18-2009:

Policy Year	Percentage of net cash value
1	12%
2	11.87% reducing by .13% per Policy month
3	10.28% reducing by .16% per Policy month
4	8.36% reducing by .16% per Policy month
5	6.38% reducing by .22% per Policy month
6	3.83% reducing by .13% per Policy month
7	2.28% reducing by .12% per Policy month
8+	0%

For Policies in force as of 1-1-2009:

Policy Year	Percentage of net cash value
1	12%
2	11.87% reducing by .13% per Policy month
3	10.28% reducing by .16% per Policy month
4	8.36% reducing by .16% per Policy month
5	6.47% reducing by .13% per Policy month
6	4.87% reducing by .17% per Policy month
7	2.84% reducing by .16% per Policy month
8+	0%

Factor calculation for Policies issued before May 1, 2010:

The “factor” is between 0.00 and 1.00, inclusive. The “factor” is calculated as follows: (A/B) + (C x D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2017. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Transamerica Life Insurance Company

4840 N. River Blvd.

Cedar Rapids, Iowa 52411

Telephone: 1-888-804-8461

Facsimile: 1-800-379-5496

(Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc. (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

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PART B

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2018

ADVANTAGE X

issued through

Transamerica Corporate Separate Account Sixteen

by

Transamerica Life Insurance Company

Home Office:

4333 Edgewood Rd NE

Cedar Rapids, IA 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an Aegon company. You may obtain a copy of the prospectus dated May 1, 2018, by calling 1-888-804-8461 or 1-319-210-6746 (Monday – Friday from 8:00 a.m. – 4:30 p.m. CST), or by writing to the administrative office at Transamerica Life, 4840 River Blvd., Cedar Rapids, Iowa, 52411. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and

Transamerica Corporate Separate Account Sixteen.

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GLOSSARY

account(s) - The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit - These are the accounting units used to calculate the values under this Policy.

administrative office - 4840 River Blvd., Cedar Rapids, Iowa, 52411. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-800-379-5496. All transaction requests made by facsimile—including, but not limited to, transfer requests—must be directed to our administrative office. All payments made by check, and all claims, correspondence, notices and transaction requests submitted in writing must be sent to the administrative office. Our hours are Monday - Friday from 8:00 a.m. – 4:30 p.m. Central time.

age - The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary - The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

cash value - After the free look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.

face amount - The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account - An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

general account - The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium - The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office – Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person upon whose life the Policy is issued.

issue age - The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit - The life insurance benefit proceeds payable under this Policy will be based on the life insurance

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benefit option and the face amount in effect on the date of death.

life insurance benefit option - One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the Company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

monthly deduction - Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value - The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium - The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act - The Investment Company Act of 1940, as amended.

partial withdrawal - An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

Policy anniversary - The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month - A one-month period beginning on the monthly deduction day.

Policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) - The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio(s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.

separate account - Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount - A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

subaccount value - The cash value in a subaccount.

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target premium - Amount of premium used to determine the percent of premium loads.

transfer - A transfer of amounts among subaccounts of the separate account or the fixed account.

we, us, company, our - Transamerica Life Insurance Company (“Transamerica Life”).

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY – GENERAL PROVISIONS

Entire Contract

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

Information in the Application for this Policy

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner

•	Change the owner by providing written notice in good order to us at our administrative office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our administrative office.

Choosing the Beneficiary

•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

•

If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

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•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

Changing the Beneficiary

•	The owner changes the beneficiary by providing written notice in good order to us at our administrative office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our administrative office.

Assigning the Policy

•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice in good order of the assignment at our administrative office.

•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:

➢	bound by any assignment unless we receive a written notice in good order of the assignment at our administrative office;

➢	responsible for the validity of any assignment;

➢	liable for any payment we made before we received written notice of the assignment at our administrative office; or

➢	bound by any assignment that results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Exchanging the Policy

•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:

➢	that this Policy be in effect on the date of the exchange;

➢	repayment of any unpaid loan;

➢	an adjustment, if any, for premiums and cash values of this and the new policy.

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•	The date of exchange will be the later of:

➢	the date you send this Policy along with a signed written request for an exchange;

➢	the date we receive at our administrative office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.

•	The date of the exchanged policy will be the same as the date of the original Policy.

•	The benefits of the new policy will not reflect the investment experience of the separate account.

•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.

Selecting the Tax Test

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

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If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

Misstatement of Age or Sex

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.

Modifying the Policy

Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.

ADDITIONAL INFORMATION

Settlement Options

When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.

If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.

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Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:

1.	The income rates in effect for us at the time the income payments are made; or

2.	The following income rates as guaranteed in the Policy.

Fixed Period (in months)	Monthly Installment per $1,000.00

60	$17.49

120	$9.18

180	$6.42

240	$5.04

300	$4.22

360	$3.68

Additional Information about Transamerica Life and the Separate Account

Transamerica Life is a stock life insurance company that is wholly-owned indirect subsidiary of Transamerica Corporation, which, in turn, is wholly-owned indirectly by Aegon USA, LLC (“Aegon USA”), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Transamerica Life’s home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, Puerto Rico, the U.S. Virgin Islands and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

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Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

Changes to the Separate Account

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•

Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

Potential Conflicts of Interests

The underlying portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While Transamerica Life currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or contracts and/or participants in various plans for which the underlying portfolios serve as investments might at some time be in conflict. Transamerica Life and each underlying portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also

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include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, Transamerica Life would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying portfolios, which discuss the underlying portfolios’ risks regarding mixed and shared funding, as applicable.

Legal Matters

Eversheds Sutherland (US) LLP provided advice on certain matters relating to the federal securities laws.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.

The illustrations also will reflect the average portfolio expenses for 2017. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

Sale of the Policies

We currently offer the Policies to existing Owners. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate Transamerica Capital, Inc. (“TCI”) is the distributor and principal underwriter for the Policies. TCI’s home office is located at 1801 California St., Denver, CO 80202. TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.

During fiscal years 2017, 2016, and 2015 the amounts paid to TCI in connection with all Policies sold through the separate account were $71,053.83, $92,672.81, and $233,899.83 respectively. TCI passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI, and pays for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or

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persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:

✓	the current cash value	✓	any activity since the last report
✓	the current net cash value	✓	the current subaccount values and loan account value
✓	the current life insurance benefit	✓	current net premium allocations
✓	the current loan amount	✓	any other information required by law

In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Claims of Creditors

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

Records

We will maintain all records relating to the separate account and the fixed account.

Additional Information

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.

Independent Registered Public Accounting Firm

The financial statements of Transamerica Corporate Separate Account Sixteen as of December 31, 2017 and for the years ended December 31, 2017 and 2016, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Financial Statements

The Separate Account

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

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The Company

Transamerica Life Insurance Company’s (“TLIC’s”) financial statements and schedules, which include the Report of Independent Auditors, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon TLIC’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

TLIC’s financial statements and schedules at December 31, 2017, 2016 and 2015 and for each of the three years in the period ended December 31, 2017, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

TLIC did not maintain effective internal controls over the processes and procedures related to the appropriate accounting for intercompany/affiliated reinsurance, which limited their ability to detect and correct presentation errors. This aggregated deficiency resulted in a material weakness, and is not expected to have any material impact on our ability to perform our obligations under the terms of your contract. We are in the process of remediating this material weakness by enhancing the level of the processes and procedures related to intercompany/affiliated reinsurance. We believe that these enhanced processes and procedures will effectively remediate the material weakness, but the material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

UNDERWRITING

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge will vary by a number of factors, primarily, but not exclusively, the insured’s gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:

•	Medical issue;

•	Simplified issue;

•	Guaranteed issue;

•	Guaranteed issue select;

•	Non-tobacco use;

•	Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.

PERFORMANCE DATA

Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

14

➢

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks or other widely recognized indices;

➢	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

➢	certificates of deposit;

➢	savings accounts and U.S. Treasuries;

➢	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

➢

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica Life’s Published Ratings

We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

15

INDEX TO FINANCIAL STATEMENTS

Transamerica Corporate Separate Account Sixteen

Report of Independent Registered Public Accounting Firm, dated April 23, 2018

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

Transamerica Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated April 30, 2018

Audited Financial Statements

Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis

Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

16

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Years Ended December 31, 2017 and 2016

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Financial Statements

Years Ended December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and Contract Owners of Transamerica Corporate Separate Account Sixteen

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts listed in the table below (constituting Transamerica Corporate Separate Account Sixteen, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017 and the related statements of operations and change in net assets, including the related notes, for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

American Funds - Global Small Cap Class 2 Shares (1)	MFS® International Value Initial Class (1)
American Funds - Growth Class 2 Shares (1)	MFS® Total Return Bond Initial Class (1)
American Funds - International Class 2 Shares (1)	PIMCO All Asset Administrative Class (1)
American Funds - New World Class 2 Shares (1)	PIMCO All Asset Institutional Class (1)
Deutsche Small Cap Index Class A Shares (1)	PIMCO Foreign Bond Institutional Class (1)
DFA VA Global Bond (1)	PIMCO High Yield Institutional Class (1)
DFA VA International Small (1)	PIMCO Real Return Institutional Class (1)
DFA VA International Value (1)	PIMCO Short-Term Institutional Class (1)
DFA VA Short-Term Fixed (1)	PIMCO Total Return Institutional Class (1)
DFA VA U.S. Large Value (1)	Royce Capital Micro Cap Investment Class (1)
DFA VA U.S. Targeted Value (1)	Royce Capital Small Cap Investment Class (1)
DFA VIT Inflation-Protected Securities Institutional Class Shares (2)	T. Rowe Price Blue Chip Growth (1)
Fidelity® VIP Balanced Initial Class (1)	T. Rowe Price Equity Income Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	T. Rowe Price International Stock (1)
Fidelity® VIP Government Money Market Initial Class (2)	T. Rowe Price Mid-Cap Growth (1)
Fidelity® VIP Growth Initial Class (1)	T. Rowe Price New America Growth (1)
Fidelity® VIP High Income Initial Class (1)	Third Avenue Value-VST (1)
Fidelity® VIP Mid Cap Initial Class (1)	VanEck VIP Global Hard Assets (1)
First Eagle Overseas Variable (1)	Vanguard® - Capital Growth (1)
Invesco V.I. American Value Series I Shares (1)	Vanguard® - Conservative Allocation (1)
Invesco V.I. Diversified Dividend Series I Shares (1)	Vanguard® - Diversified Value (1)
Invesco V.I. Global Health Care Series I Shares (1)	Vanguard® Balanced (1)
Invesco V.I. Mid Cap Core Equity Series I Shares (1)	Vanguard® Equity Income (1)
Invesco V.I. Mid Cap Growth Series I Shares (1)	Vanguard® Equity Index (1)
Invesco V.I. Small Cap Equity Series I Shares (1)	Vanguard® Growth (1)
Invesco V.I. Technology Series I Shares (1)	Vanguard® High Yield Bond (1)
Janus Henderson - Balanced Institutional Shares (1)	Vanguard® International (1)
Janus Henderson - Enterprise Institutional Shares (1)	Vanguard® Mid-Cap Index (1)
Janus Henderson - Flexible Bond Institutional Shares (1)	Vanguard® Moderate Allocation (1)
Janus Henderson - Forty Institutional Shares (1)	Vanguard® Money Market (1)
Janus Henderson - Global Research Institutional Shares (1)	Vanguard® REIT Index (1)
Janus Henderson - Mid Cap Value Institutional Shares (1)	Vanguard® Short-Term Investment Grade (1)
Janus Henderson - Overseas Institutional Shares (1)	Vanguard® Small Company Growth Service Class (1)
Janus Henderson - Research Institutional Shares (1)	Vanguard® Total Bond Market Index (1)
MFS® International Growth Initial Class (1)	Vanguard® Total Stock Market Index (1)

(1)	Statement of assets and liabilities as of December 31, 2017, and statements of operations and change in net assets for the years ended December 31, 2017 and 2016.
(2)	Statement of assets and liabilities as of December 31, 2017 and statements of operations and change in net assets for the year ended December 31, 2017 and the period April 29, 2016 (commencement of operations) through December 31, 2016.

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2018

We have served as the auditor of one or more Sub-Accounts in Transamerica Corporate Separate Account Sixteen since 2014.

1(ii)

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds-Global Small Cap Class 2 Shares	8,998.336	$ 217,966	$ 222,439	$ (5)	$ 222,434	79,849	$ 2.785691	$ 2.785691
American Funds - Growth Class 2 Shares	20,426.062	1,392,185	1,579,956	(11)	1,579,945	479,794	3.292968	3.292968
American Funds - International Class 2 Shares	233,089.897	4,089,749	5,041,734	(32)	5,041,702	2,036,902	2.475182	2.475182
American Funds - New World Class 2 Shares	9,236.633	189,292	231,562	(3)	231,559	77,716	2.979566	2.979566
Deutsche Small Cap Index Class A Shares	51,837.076	818,738	948,100	3	948,103	286,508	3.309162	3.309162
DFA VA Global Bond	25,007.833	271,010	265,833	-	265,833	195,217	1.361731	1.361731
DFA VA International Small	-	-	-	-	-	-	1.829075	1.829075
DFA VA International Value	60,838.438	702,269	831,053	(12)	831,041	692,750	1.199627	1.199627
DFA VA Short-Term Fixed	-	-	-	-	-	-	1.098962	1.098962
DFA VA U.S. Large Value	-	-	-	-	-	-	2.325855	2.325855
DFA VA U.S. Targeted Value	27,071.597	471,105	533,040	1	533,041	217,748	2.447977	2.447977
DFA VIT Inflation-Protected Securities Institutional Class Shares	96,319.900	982,775	961,273	(14)	961,259	937,237	1.025631	1.025631
Fidelity® VIP Balanced Initial Class	4,404.522	78,136	82,629	6	82,635	29,906	2.763206	2.763206
Fidelity® VIP Contrafund® Initial Class	30,594.438	1,002,498	1,160,753	15	1,160,768	311,601	3.725180	3.725180
Fidelity® VIP Government Money Market Initial Class	12,237,114.660	12,237,115	12,237,115	(16)	12,237,099	12,136,355	1.008301	1.008301
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-	3.311282	3.311282
Fidelity® VIP High Income Initial Class	4,734.043	25,323	25,801	(1)	25,800	10,766	2.396508	2.396508
Fidelity® VIP Mid Cap Initial Class	11,553.019	372,414	449,875	(1)	449,874	138,632	3.245104	3.245104
First Eagle Overseas Variable	6,529.297	171,765	180,927	(8)	180,919	67,355	2.686040	2.686040
Invesco V.I. American Value Series I Shares	3,560.676	58,968	65,445	-	65,445	18,636	3.511801	3.511801
Invesco V.I. Diversified Dividend Series I Shares	20,271.420	517,122	550,977	7	550,984	267,276	2.061482	2.061482
Invesco V.I. Global Health Care Series I Shares	401.418	11,112	10,613	2	10,615	3,485	3.045809	3.045809
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-	1.891057	1.891057
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-	1.817042	1.817042
Invesco V.I. Small Cap Equity Series I Shares	10,026.231	190,328	200,725	-	200,725	97,754	2.053367	2.053367
Invesco V.I. Technology Series I Shares	152.788	2,736	3,510	-	3,510	1,188	2.954758	2.954758
Janus Henderson - Balanced Institutional Shares	-	-	-	-	-	-	2.634263	2.634263
Janus Henderson - Enterprise Institutional Shares	2,490.598	157,304	175,961	(4)	175,957	34,238	5.139296	5.139296
Janus Henderson - Flexible Bond Institutional Shares	102,211.890	1,224,048	1,194,857	(4)	1,194,853	601,928	1.985045	1.985045
Janus Henderson - Forty Institutional Shares	0.005	-	-	-	-	-	4.530204	4.530204
Janus Henderson - Global Research Institutional Shares	164.643	6,443	8,430	-	8,430	3,550	2.374770	2.374770
Janus Henderson - Mid Cap Value Institutional Shares	10,986.564	188,231	197,978	-	197,978	94,595	2.092905	2.092905
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-	2.873448	2.873448
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-	3.037358	3.037358
MFS® International Growth Initial Class	-	-	-	-	-	-	1.390636	1.390636
MFS® International Value Initial Class	27,200.814	627,518	768,423	(7)	768,416	479,013	1.604165	1.604165
MFS® Total Return Bond Initial Class	75,408.433	995,441	996,899	(1)	996,898	931,989	1.069646	1.069646
PIMCO All Asset Administrative Class	-	-	-	-	-	-	2.169012	2.169012
PIMCO All Asset Institutional Class	1,187.383	12,021	13,026	-	13,026	7,693	1.693177	1.693177
PIMCO Foreign Bond Institutional Class	324.852	3,603	3,505	-	3,505	2,909	1.204849	1.204849
PIMCO High Yield Institutional Class	4.951	39	39	(39)	-	-	2.491630	2.491630
PIMCO Real Return Institutional Class	35,993.534	442,287	447,040	8	447,048	246,460	1.813877	1.813877

See accompanying notes	2

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
PIMCO Short-Term Institutional Class	63,217.786	$ 652,793	$ 655,568	$ 1	$ 655,569	465,430	$ 1.408525	$ 1.408525
PIMCO Total Return Institutional Class	86,693.284	951,276	948,425	17	948,442	469,845	2.018627	2.018627
Royce Capital Micro Cap Investment Class	14,776.902	161,175	153,384	(5)	153,379	65,053	2.357746	2.357746
Royce Capital Small Cap Investment Class	1,012.536	8,603	8,890	(3)	8,887	2,786	3.190241	3.190241
T. Rowe Price Blue Chip Growth	81,411.272	1,786,559	2,541,660	(6)	2,541,654	640,266	3.969686	3.969686
T. Rowe Price Equity Income Service Class	23,069.314	661,186	675,239	(19)	675,220	228,092	2.960296	2.960296
T. Rowe Price International Stock	9,490.242	143,005	164,656	6	164,662	65,640	2.508553	2.508553
T. Rowe Price Mid-Cap Growth	92,095.679	2,454,993	2,601,703	3	2,601,706	536,190	4.852208	4.852208
T. Rowe Price New America Growth	-	-	-	-	-	-	4.060350	4.060350
Third Avenue Value-VST	7,514.214	127,744	138,863	5	138,868	77,077	1.801682	1.801682
VanEck VIP Global Hard Assets	84.756	1,820	2,011	-	2,011	2,339	0.859737	0.859737
Vanguard® - Capital Growth	15,563.966	416,754	546,606	12	546,618	114,272	4.783491	4.783491
Vanguard® - Conservative Allocation	2,285.342	54,717	59,053	-	59,053	44,986	1.312710	1.312710
Vanguard® - Diversified Value	172,145.089	2,857,432	2,933,352	11	2,933,363	919,640	3.189685	3.189685
Vanguard® Balanced	265,097.805	5,974,373	6,574,426	(36)	6,574,390	2,088,456	3.147966	3.147966
Vanguard® Equity Income	30,594.199	635,108	753,841	(3)	753,838	209,961	3.590372	3.590372
Vanguard® Equity Index	222,988.548	7,589,625	9,180,439	67	9,180,506	2,783,513	3.298173	3.298173
Vanguard® Growth	9,954.860	197,528	238,817	(1)	238,816	71,772	3.327438	3.327438
Vanguard® High Yield Bond	0.077	1	1	(1)	-	-	2.350780	2.350780
Vanguard® International	64,579.004	1,358,546	1,765,590	14	1,765,604	520,317	3.393322	3.393322
Vanguard® Mid-Cap Index	246,977.295	5,163,153	5,858,301	7	5,858,308	1,466,728	3.994135	3.994135
Vanguard® Moderate Allocation	15,603.902	418,428	457,975	(1)	457,974	321,652	1.423818	1.423818
Vanguard® Money Market	0.020	-	-	-	-	-	1.224416	1.224416
Vanguard® REIT Index	176,941.426	2,331,149	2,325,010	(2)	2,325,008	679,947	3.419394	3.419394
Vanguard® Short-Term Investment Grade	851.106	8,998	9,039	-	9,039	5,783	1.562916	1.562916
Vanguard® Small Company Growth Service Class	94,813.389	1,996,355	2,334,306	(34)	2,334,272	588,308	3.967773	3.967773
Vanguard® Total Bond Market Index	296,405.183	3,481,630	3,512,401	32	3,512,433	2,008,486	1.748796	1.748796
Vanguard® Total Stock Market Index	22,779.945	752,565	871,561	(3)	871,558	255,385	3.412718	3.412718

See accompanying notes.	3

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	American Funds - Global Small Cap Class 2 Shares Subaccount	American Funds - Growth Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	American Funds - New World Class 2 Shares Subaccount	Deutsche Small Cap Index Class A Shares Subaccount

Net Assets as of December 31, 2015:	$230,992	$3,258,455	$1,563,360	$1,137,670	$ 1,160,755

Investment Income:
Reinvested Dividends	468	11,029	55,582	1,095	13,419
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	468	11,029	55,582	1,095	13,419

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	34,202	131,313	348,807	-	93,169
Realized Gain (Loss) on Investments	(9,817)	(69,231)	3,692	(249,829)	(653)

Net Realized Capital Gains (Losses) on Investments	24,385	62,082	352,499	(249,829)	92,516
Net Change in Unrealized Appreciation (Depreciation)	(26,436)	(36,577)	(180,453)	238,224	109,269

Net Gain (Loss) on Investment	(2,051)	25,505	172,046	(11,605)	201,785

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,583)	36,534	227,628	(10,510)	215,204

Increase (Decrease) in Net Assets from Contract Transactions	(40,445)	(1,826,605)	2,202,983	(989,480)	(361,314)

Total Increase (Decrease) in Net Assets	(42,028)	(1,790,071)	2,430,611	(999,990)	(146,110)

Net Assets as of December 31, 2016:	$188,964	$1,468,384	$3,993,971	$137,680	$ 1,014,645

Investment Income:
Reinvested Dividends	882	7,184	58,152	1,906	9,214
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	—

Net Investment Income (Loss)	882	7,184	58,152	1,906	9,214

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	123,788	51,391	-	35,677
Realized Gain (Loss) on Investments	(12,463)	23,609	(28,832)	1,064	(128)

Net Realized Capital Gains (Losses) on Investments	(12,463)	147,397	22,559	1,064	35,549
Net Change in Unrealized Appreciation (Depreciation)	52,012	205,770	1,154,508	43,459	80,731

Net Gain (Loss) on Investment	39,549	353,167	1,177,067	44,523	116,280

Net Increase (Decrease) in Net Assets Resulting from Operations	40,431	360,351	1,235,219	46,429	125,494

Increase (Decrease) in Net Assets from Contract Transactions	(6,961)	(248,790)	(187,488)	47,450	(192,036)

Total Increase (Decrease) in Net Assets	33,470	111,561	1,047,731	93,879	(66,542)

Net Assets as of December 31, 2017:	$222,434	$1,579,945	$5,041,702	$231,559	$ 948,103

See Accompanying Notes. (1) See Footnote 1	4

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	DFA VA Global Bond Subaccount	DFA VA International Small Subaccount	DFA VA International Value Subaccount	DFA VA Short-Term Fixed Subaccount	DFA VA U.S. Large Value Subaccount

Net Assets as of December 31, 2015:	$-	$98,723	$1,086,858	$-	$ 169,307

Investment Income:
Reinvested Dividends	4,176	2,207	27,360	-	3,400
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	4,176	2,207	27,360	-	3,400

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,326	768	-	-	1,301
Realized Gain (Loss) on Investments	52	3,486	(2,841)	-	10,746

Net Realized Capital Gains (Losses) on Investments	1,378	4,254	(2,841)	-	12,047
Net Change in Unrealized Appreciation (Depreciation)	(5,702)	(982)	49,349	-	15,118

Net Gain (Loss) on Investment	(4,324)	3,272	46,508	-	27,165

Net Increase (Decrease) in Net Assets Resulting from Operations	(148)	5,479	73,868	-	30,565

Increase (Decrease) in Net Assets from Contract Transactions	245,877	(11,673)	(275,675)	-	(16,414)

Total Increase (Decrease) in Net Assets	245,729	(6,194)	(201,807)	-	14,151

Net Assets as of December 31, 2016:	$245,729	$92,529	$885,051	$-	$ 183,458

Investment Income:
Reinvested Dividends	4,645	-	21,971	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	4,645	-	21,971	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	126	-	-	-	-
Realized Gain (Loss) on Investments	22	13,710	(25,485)	-	62,831

Net Realized Capital Gains (Losses) on Investments	148	13,710	(25,485)	-	62,831
Net Change in Unrealized Appreciation (Depreciation)	526	(6,013)	175,413	-	(57,234)

Net Gain (Loss) on Investment	674	7,697	149,928	-	5,597

Net Increase (Decrease) in Net Assets Resulting from Operations	5,319	7,697	171,899	-	5,597

Increase (Decrease) in Net Assets from Contract Transactions	14,785	(100,226)	(225,909)	-	(189,055)

Total Increase (Decrease) in Net Assets	20,104	(92,529)	(54,010)	-	(183,458)

Net Assets as of December 31, 2017:	$265,833	$-	$831,041	$-	$ -

See Accompanying Notes. (1) See Footnote 1	5

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	DFA VA U.S. Targeted Value Subaccount	DFA VIT Inflation-Protected Securities Institutional Class Shares Subaccount(1)	Fidelity® VIP Balanced Initial Class Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount	Fidelity® VIP Government Money Market Initial Class Subaccount(1)

Net Assets as of December 31, 2015:	$672,263	$-	$65,682	$2,478,510	$-

Investment Income:
Reinvested Dividends	7,069	11,869	930	8,751	10,762
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	7,069	11,869	930	8,751	10,762

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	25,096	623	1,592	191,547	-
Realized Gain (Loss) on Investments	23,820	(1,584)	1,076	(133,691)	-

Net Realized Capital Gains (Losses) on Investments	48,916	(961)	2,668	57,856	-
Net Change in Unrealized Appreciation (Depreciation)	120,957	(33,711)	1,167	54,226	-

Net Gain (Loss) on Investment	169,873	(34,672)	3,835	112,082	-

Net Increase (Decrease) in Net Assets Resulting from Operations	176,942	(22,803)	4,765	120,833	10,762

Increase (Decrease) in Net Assets from Contract Transactions	(106,366)	990,882	809	(1,506,492)	12,382,471

Total Increase (Decrease) in Net Assets	70,576	968,079	5,574	(1,385,659)	12,393,233

Net Assets as of December 31, 2016:	$742,839	$968,079	$71,256	$1,092,851	$12,393,233

Investment Income:
Reinvested Dividends	5,372	23,204	1,155	11,122	84,932
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	5,372	23,204	1,155	11,122	84,932

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	31,878	-	1,959	60,788	-
Realized Gain (Loss) on Investments	21,296	(4,208)	9,660	2,599	-

Net Realized Capital Gains (Losses) on Investments	53,174	(4,208)	11,619	63,387	-
Net Change in Unrealized Appreciation (Depreciation)	(6,142)	12,208	(2,931)	149,984	-

Net Gain (Loss) on Investment	47,032	8,000	8,688	213,371	-

Net Increase (Decrease) in Net Assets Resulting from Operations	52,404	31,204	9,843	224,493	84,932

Increase (Decrease) in Net Assets from Contract Transactions	(262,202)	(38,024)	1,536	(156,576)	(241,066)

Total Increase (Decrease) in Net Assets	(209,798)	(6,820)	11,379	67,917	(156,134)

Net Assets as of December 31, 2017:	$533,041	$961,259	$82,635	$1,160,768	$12,237,099

See Accompanying Notes. (1) See Footnote 1	6

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Fidelity® VIP Growth Initial Class Subaccount	Fidelity® VIP High Income Initial Class Subaccount	Fidelity® VIP Mid Cap Initial Class Subaccount	First Eagle Overseas Variable Subaccount	Invesco V.I. American Value Series I Shares Subaccount

Net Assets as of December 31, 2015:	$-	$215,310	$1,114,611	$323,277	$2,190,150

Investment Income:
Reinvested Dividends	-	2,412	1,857	1,802	1,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	2,412	1,857	1,802	1,935

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	68,631	6,234	29,899
Realized Gain (Loss) on Investments	-	(23,409)	(95,630)	(15,531)	(139,136)

Net Realized Capital Gains (Losses) on Investments	-	(23,409)	(26,999)	(9,297)	(109,237)
Net Change in Unrealized Appreciation (Depreciation)	-	33,044	117,373	20,925	210,465

Net Gain (Loss) on Investment	-	9,635	90,374	11,628	101,228

Net Increase (Decrease) in Net Assets Resulting from Operations	-	12,047	92,231	13,430	103,163

Increase (Decrease) in Net Assets from Contract Transactions	-	(181,169)	(817,910)	(19,439)	(1,946,328)

Total Increase (Decrease) in Net Assets	-	(169,122)	(725,679)	(6,009)	(1,843,165)

Net Assets as of December 31, 2016:	$-	$46,188	$388,932	$317,268	$346,985

Investment Income:
Reinvested Dividends	-	1,444	2,924	1,898	891
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	1,444	2,924	1,898	891

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	18,543	6,900	1,275
Realized Gain (Loss) on Investments	-	4,265	741	14,495	34,142

Net Realized Capital Gains (Losses) on Investments	-	4,265	19,284	21,395	35,417
Net Change in Unrealized Appreciation (Depreciation)	-	(3,045)	56,221	14,584	(24,193)

Net Gain (Loss) on Investment	-	1,220	75,505	35,979	11,224

Net Increase (Decrease) in Net Assets Resulting from Operations	-	2,664	78,429	37,877	12,115

Increase (Decrease) in Net Assets from Contract Transactions	-	(23,052)	(17,487)	(174,226)	(293,655)

Total Increase (Decrease) in Net Assets	-	(20,388)	60,942	(136,349)	(281,540)

Net Assets as of December 31, 2017:	$-	$25,800	$449,874	$180,919	$65,445

See Accompanying Notes. (1) See Footnote 1	7

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Invesco V.I. Diversified Dividend Series I Shares Subaccount	Invesco V.I. Global Health Care Series I Shares Subaccount	Invesco V.I. Mid Cap Core Equity Series I Shares Subaccount	Invesco V.I. Mid Cap Growth Series I Shares Subaccount	Invesco V.I. Small Cap Equity Series I Shares Subaccount

Net Assets as of December 31, 2015:	$775,907	$151,889	$-	$-	$-

Investment Income:
Reinvested Dividends	12,219	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	12,219	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	3,920	-	-	-
Realized Gain (Loss) on Investments	52,797	(20,197)	-	-	-

Net Realized Capital Gains (Losses) on Investments	52,797	(16,277)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	60,695	(93)	-	-	-

Net Gain (Loss) on Investment	113,492	(16,370)	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	125,711	(16,370)	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	118,203	(110,450)	-	-	-

Total Increase (Decrease) in Net Assets	243,914	(126,820)	-	-	-

Net Assets as of December 31, 2016:	$1,019,821	$25,069	$-	$-	$-

Investment Income:
Reinvested Dividends	8,970	45	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	8,970	45	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	18,387	624	-	-	9,607
Realized Gain (Loss) on Investments	67,455	(1,757)	-	-	1,264

Net Realized Capital Gains (Losses) on Investments	85,842	(1,133)	-	-	10,871
Net Change in Unrealized Appreciation (Depreciation)	(35,053)	4,851	-	-	10,397

Net Gain (Loss) on Investment	50,789	3,718	-	-	21,268

Net Increase (Decrease) in Net Assets Resulting from Operations	59,759	3,763	-	-	21,268

Increase (Decrease) in Net Assets from Contract Transactions	(528,596)	(18,217)	-	-	179,457

Total Increase (Decrease) in Net Assets	(468,837)	(14,454)	-	-	200,725

Net Assets as of December 31, 2017:	$550,984	$10,615	$-	$-	$200,725

See Accompanying Notes. (1) See Footnote 1	8

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Invesco V.I. Technology Series I Shares Subaccount	Janus Henderson - Balanced Institutional Shares Subaccount	Janus Henderson - Enterprise Institutional Shares Subaccount	Janus Henderson - Flexible Bond Institutional Shares Subaccount	Janus Henderson - Forty Institutional Shares Subaccount

Net Assets as of December 31, 2015:	$25,713	$-	$35,135	$1,149,716	$-

Investment Income:
Reinvested Dividends	-	-	279	29,651	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	279	29,651	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	224	-	2,605	-	-
Realized Gain (Loss) on Investments	(3,432)	-	(372)	(10,414)	-

Net Realized Capital Gains (Losses) on Investments	(3,208)	-	2,233	(10,414)	-
Net Change in Unrealized Appreciation (Depreciation)	1,136	-	1,323	3,546	-

Net Gain (Loss) on Investment	(2,072)	-	3,556	(6,868)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,072)	-	3,835	22,783	-

Increase (Decrease) in Net Assets from Contract Transactions	(18,579)	-	(13,605)	(112,708)	-

Total Increase (Decrease) in Net Assets	(20,651)	-	(9,770)	(89,925)	-

Net Assets as of December 31, 2016:	$5,062	$-	$25,365	$1,059,791	$-

Investment Income:
Reinvested Dividends	-	-	1,204	30,460	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	-	1,204	30,460	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	166	-	11,389	-	-
Realized Gain (Loss) on Investments	814	-	6,589	(7,274)	-

Net Realized Capital Gains (Losses) on Investments	980	-	17,978	(7,274)	-
Net Change in Unrealized Appreciation (Depreciation)	575	-	18,391	9,840	-

Net Gain (Loss) on Investment	1,555	-	36,369	2,566	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,555	-	37,573	33,026	-

Increase (Decrease) in Net Assets from Contract Transactions	(3,107)	-	113,019	102,036	-

Total Increase (Decrease) in Net Assets	(1,552)	-	150,592	135,062	-

Net Assets as of December 31, 2017:	$3,510	$-	$175,957	$1,194,853	$-

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Janus Henderson - Global Research Institutional Shares Subaccount	Janus Henderson - Mid Cap Value Institutional Shares Subaccount	Janus Henderson - Overseas Institutional Shares Subaccount	Janus Henderson - Research Institutional Shares Subaccount	MFS® International Growth Initial Class Subaccount

Net Assets as of December 31, 2015:	$48,416	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	372	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	372	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(3,384)	-	(6)	-	-

Net Realized Capital Gains (Losses) on Investments	(3,384)	-	(6)	-	-
Net Change in Unrealized Appreciation (Depreciation)	2,563	-	-	-	-

Net Gain (Loss) on Investment	(821)	-	(6)	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(449)	-	(6)	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(34,552)	-	6	-	-

Total Increase (Decrease) in Net Assets	(35,001)	-	-	-	-

Net Assets as of December 31, 2016:	$13,415	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	105	1,636	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	105	1,636	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	7,518	-	-	-
Realized Gain (Loss) on Investments	1,751	832	-	-	-

Net Realized Capital Gains (Losses) on Investments	1,751	8,350	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	1,091	9,747	-	-	-

Net Gain (Loss) on Investment	2,842	18,097	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	2,947	19,733	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	(7,932)	178,245	-	-	-

Total Increase (Decrease) in Net Assets	(4,985)	197,978	-	-	-

Net Assets as of December 31, 2017:	$8,430	$197,978	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	MFS® International Value Initial Class Subaccount	MFS® Total Return Bond Initial Class Subaccount	PIMCO All Asset Administrative Class Subaccount	PIMCO All Asset Institutional Class Subaccount	PIMCO Foreign Bond Institutional Class Subaccount

Net Assets as of December 31, 2015:	$299,395	$673,235	$-	$51,104	$17,038

Investment Income:
Reinvested Dividends	7,003	21,370	-	816	147
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	7,003	21,370	-	816	147

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,824	-	-	-	19
Realized Gain (Loss) on Investments	5,040	2,744	-	(1,534)	221

Net Realized Capital Gains (Losses) on Investments	16,864	2,744	-	(1,534)	240
Net Change in Unrealized Appreciation (Depreciation)	(13,889)	3,702	-	6,326	614

Net Gain (Loss) on Investment	2,975	6,446	-	4,792	854

Net Increase (Decrease) in Net Assets Resulting from Operations	9,978	27,816	-	5,608	1,001

Increase (Decrease) in Net Assets from Contract Transactions	280,550	(150,292)	-	(40,290)	(12,951)

Total Increase (Decrease) in Net Assets	290,528	(122,476)	-	(34,682)	(11,950)

Net Assets as of December 31, 2016:	$589,923	$550,759	$-	$16,422	$5,088

Investment Income:
Reinvested Dividends	10,324	23,689	-	679	798
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	10,324	23,689	-	679	798

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	655	-	-	-	-
Realized Gain (Loss) on Investments	8,681	466	-	1,117	(383)

Net Realized Capital Gains (Losses) on Investments	9,336	466	-	1,117	(383)
Net Change in Unrealized Appreciation (Depreciation)	140,111	1,858	-	89	(170)

Net Gain (Loss) on Investment	149,447	2,324	-	1,206	(553)

Net Increase (Decrease) in Net Assets Resulting from Operations	159,771	26,013	-	1,885	245

Increase (Decrease) in Net Assets from Contract Transactions	18,722	420,126	-	(5,281)	(1,828)

Total Increase (Decrease) in Net Assets	178,493	446,139	-	(3,396)	(1,583)

Net Assets as of December 31, 2017:	$768,416	$996,898	$-	$13,026	$3,505

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	PIMCO High Yield Institutional Class Subaccount	PIMCO Real Return Institutional Class Subaccount	PIMCO Short-Term Institutional Class Subaccount	PIMCO Total Return Institutional Class Subaccount	Royce Capital Micro Cap Investment Class Subaccount

Net Assets as of December 31, 2015:	$-	$2,297,315	$706,544	$1,512,942	$126,256

Investment Income:
Reinvested Dividends	2	30,557	10,665	34,541	942
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	2	30,557	10,665	34,541	942

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	1,400	-	-
Realized Gain (Loss) on Investments	-	(138,471)	4,521	(6,118)	(604)

Net Realized Capital Gains (Losses) on Investments	-	(138,471)	5,921	(6,118)	(604)
Net Change in Unrealized Appreciation (Depreciation)	2	234,591	(1,021)	9,373	24,153

Net Gain (Loss) on Investment	2	96,120	4,900	3,255	23,549

Net Increase (Decrease) in Net Assets Resulting from Operations	4	126,677	15,565	37,796	24,491

Increase (Decrease) in Net Assets from Contract Transactions	(4)	(1,853,199)	(427,257)	168,923	(2,334)

Total Increase (Decrease) in Net Assets	-	(1,726,522)	(411,692)	206,719	22,157

Net Assets as of December 31, 2016:	$-	$570,793	$294,852	$1,719,661	$148,413

Investment Income:
Reinvested Dividends	2	12,433	10,669	25,294	1,011
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	2	12,433	10,669	25,294	1,011

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	15,834
Realized Gain (Loss) on Investments	-	1,482	885	(33,401)	(13)

Net Realized Capital Gains (Losses) on Investments	-	1,482	885	(33,401)	15,821
Net Change in Unrealized Appreciation (Depreciation)	1	5,342	2,691	72,645	(9,234)

Net Gain (Loss) on Investment	1	6,824	3,576	39,244	6,587

Net Increase (Decrease) in Net Assets Resulting from Operations	3	19,257	14,245	64,538	7,598

Increase (Decrease) in Net Assets from Contract Transactions	(3)	(143,002)	346,472	(835,757)	(2,632)

Total Increase (Decrease) in Net Assets	-	(123,745)	360,717	(771,219)	4,966

Net Assets as of December 31, 2017:	$-	$447,048	$655,569	$948,442	$153,379

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Royce Capital Small Cap Investment Class Subaccount	T. Rowe Price Blue Chip Growth Subaccount	T. Rowe Price Equity Income Service Class Subaccount	T. Rowe Price International Stock Subaccount	T. Rowe Price Mid-Cap Growth Subaccount

Net Assets as of December 31, 2015:	$204,716	$956,340	$519,358	$168,762	$2,276,385

Investment Income:
Reinvested Dividends	2,235	-	13,727	1,695	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	2,235	-	13,727	1,695	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,096	-	57,610	5,827	154,911
Realized Gain (Loss) on Investments	(71,890)	116,829	30,779	(11,761)	9,844

Net Realized Capital Gains (Losses) on Investments	(49,794)	116,829	88,389	(5,934)	164,755
Net Change in Unrealized Appreciation (Depreciation)	75,779	(9,566)	6,449	6,974	(16,385)

Net Gain (Loss) on Investment	25,985	107,263	94,838	1,040	148,370

Net Increase (Decrease) in Net Assets Resulting from Operations	28,220	107,263	108,565	2,735	148,370

Increase (Decrease) in Net Assets from Contract Transactions	(95,976)	1,100,227	(23,180)	(24,834)	(38,298)

Total Increase (Decrease) in Net Assets	(67,756)	1,207,490	85,385	(22,099)	110,072

Net Assets as of December 31, 2016:	$136,960	$2,163,830	$604,743	$146,663	$2,386,457

Investment Income:
Reinvested Dividends	81	-	11,484	1,714	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	81	-	11,484	1,714	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	29,855	63,410	6,316	299,276
Realized Gain (Loss) on Investments	(9,693)	127,803	34,641	1,511	40,408

Net Realized Capital Gains (Losses) on Investments	(9,693)	157,658	98,051	7,827	339,684
Net Change in Unrealized Appreciation (Depreciation)	6,004	597,803	(10,449)	29,798	200,869

Net Gain (Loss) on Investment	(3,689)	755,461	87,602	37,625	540,553

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,608)	755,461	99,086	39,339	540,553

Increase (Decrease) in Net Assets from Contract Transactions	(124,465)	(377,637)	(28,609)	(21,340)	(325,304)

Total Increase (Decrease) in Net Assets	(128,073)	377,824	70,477	17,999	215,249

Net Assets as of December 31, 2017:	$8,887	$2,541,654	$675,220	$164,662	$2,601,706

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	T. Rowe Price New America Growth Subaccount	Third Avenue Value-VST Subaccount	VanEck VIP Global Hard Assets Subaccount	Vanguard® - Capital Growth Subaccount	Vanguard® - Conservative Allocation Subaccount

Net Assets as of December 31, 2015:	$-	$112,918	$10,485	$1,690,446	$171,846

Investment Income:
Reinvested Dividends	-	950	54	21,013	1,417
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	950	54	21,013	1,417

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	46,123	1,657
Realized Gain (Loss) on Investments	-	(155)	2,640	21,632	825

Net Realized Capital Gains (Losses) on Investments	-	(155)	2,640	67,755	2,482
Net Change in Unrealized Appreciation (Depreciation)	-	12,811	1,222	110,108	(756)

Net Gain (Loss) on Investment	-	12,656	3,862	177,863	1,726

Net Increase (Decrease) in Net Assets Resulting from Operations	-	13,606	3,916	198,876	3,143

Increase (Decrease) in Net Assets from Contract Transactions	-	(2,093)	(10,381)	118,532	(107,894)

Total Increase (Decrease) in Net Assets	-	11,513	(6,465)	317,408	(104,751)

Net Assets as of December 31, 2016:	$-	$124,431	$4,020	$2,007,854	$67,095

Investment Income:
Reinvested Dividends	-	1,119	-	26,951	1,405
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	1,119	-	26,951	1,405

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	59,227	1,247
Realized Gain (Loss) on Investments	-	163	(24)	737,902	337

Net Realized Capital Gains (Losses) on Investments	-	163	(24)	797,129	1,584
Net Change in Unrealized Appreciation (Depreciation)	-	15,483	(298)	(579,242)	3,595

Net Gain (Loss) on Investment	-	15,646	(322)	217,887	5,179

Net Increase (Decrease) in Net Assets Resulting from Operations	-	16,765	(322)	244,838	6,584

Increase (Decrease) in Net Assets from Contract Transactions	-	(2,328)	(1,687)	(1,706,074)	(14,626)

Total Increase (Decrease) in Net Assets	-	14,437	(2,009)	(1,461,236)	(8,042)

Net Assets as of December 31, 2017:	$-	$138,868	$2,011	$546,618	$59,053

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Vanguard®- Diversified Value Subaccount	Vanguard® Balanced Subaccount	Vanguard® Equity Income Subaccount	Vanguard® Equity Index Subaccount	Vanguard® Growth Subaccount

Net Assets as of December 31, 2015:	$2,115,782	$5,334,668	$870,224	$7,852,905	$-

Investment Income:
Reinvested Dividends	58,630	133,660	24,181	179,613	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	58,630	133,660	24,181	179,613	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	119,931	233,905	60,806	146,720	-
Realized Gain (Loss) on Investments	25,433	25,954	7,576	653,144	-

Net Realized Capital Gains (Losses) on Investments	145,364	259,859	68,382	799,864	-
Net Change in Unrealized Appreciation (Depreciation)	68,164	196,116	36,274	(144,937)	-

Net Gain (Loss) on Investment	213,528	455,975	104,656	654,927	-

Net Increase (Decrease) in Net Assets Resulting from Operations	272,158	589,635	128,837	834,540	-

Increase (Decrease) in Net Assets from Contract Transactions	(34,245)	243,132	(9,434)	(1,440,134)	-

Total Increase (Decrease) in Net Assets	237,913	832,767	119,403	(605,594)	-

Net Assets as of December 31, 2016:	$2,353,695	$6,167,435	$989,627	$7,247,311	$-

Investment Income:
Reinvested Dividends	70,347	139,683	25,689	139,816	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	70,347	139,683	25,689	139,816	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	234,682	220,019	32,343	238,807	-
Realized Gain (Loss) on Investments	23,448	79,550	60,744	277,579	14,034

Net Realized Capital Gains (Losses) on Investments	258,130	299,569	93,087	516,386	14,034
Net Change in Unrealized Appreciation (Depreciation)	(1,623)	399,441	34,516	967,715	41,289

Net Gain (Loss) on Investment	256,507	699,010	127,603	1,484,101	55,323

Net Increase (Decrease) in Net Assets Resulting from Operations	326,854	838,693	153,292	1,623,917	55,323

Increase (Decrease) in Net Assets from Contract Transactions	252,814	(431,738)	(389,081)	309,278	183,493

Total Increase (Decrease) in Net Assets	579,668	406,955	(235,789)	1,933,195	238,816

Net Assets as of December 31, 2017:	$2,933,363	$6,574,390	$753,838	$9,180,506	$238,816

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Vanguard® High Yield Bond Subaccount	Vanguard® International Subaccount	Vanguard® Mid-Cap Index Subaccount	Vanguard® Moderate Allocation Subaccount	Vanguard® Money Market Subaccount

Net Assets as of December 31, 2015:	$-	$1,247,133	$4,357,997	$-	$9,428,325

Investment Income:
Reinvested Dividends	-	17,835	60,366	-	27,135
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	17,835	60,366	-	27,135

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	20,766	300,176	-	-
Realized Gain (Loss) on Investments	-	(11,565)	248,793	-	-

Net Realized Capital Gains (Losses) on Investments	-	9,201	548,969	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(12,581)	(111,881)	-	-

Net Gain (Loss) on Investment	-	(3,380)	437,088	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	14,455	497,454	-	27,135

Increase (Decrease) in Net Assets from Contract Transactions	-	(12,452)	(76,936)	-	(9,455,460)

Total Increase (Decrease) in Net Assets	-	2,003	420,518	-	(9,428,325)

Net Assets as of December 31, 2016:	$-	$1,249,136	$4,778,515	$-	$-

Investment Income:
Reinvested Dividends	-	15,811	66,561	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	-	15,811	66,561	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	9,671	243,294	-	-
Realized Gain (Loss) on Investments	-	29,777	332,769	5,380	-

Net Realized Capital Gains (Losses) on Investments	-	39,448	576,063	5,380	-
Net Change in Unrealized Appreciation (Depreciation)	-	488,346	324,220	39,546	-

Net Gain (Loss) on Investment	-	527,794	900,283	44,926	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	543,605	966,844	44,926	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(27,137)	112,949	413,048	-

Total Increase (Decrease) in Net Assets	-	516,468	1,079,793	457,974	-

Net Assets as of December 31, 2017:	$-	$1,765,604	$5,858,308	$457,974	$-

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017, Except as Noted

	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount	Vanguard® Small Company Growth Service Class Subaccount	Vanguard® Total Bond Market Index Subaccount	Vanguard® Total Stock Market Index Subaccount

Net Assets as of December 31, 2015:	$1,169,898	$29,840	$1,928,207	$1,867,798	$1,139,677

Investment Income:
Reinvested Dividends	29,866	334	7,085	42,692	16,986
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	29,866	334	7,085	42,692	16,986

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	79,244	-	179,900	5,086	44,289
Realized Gain (Loss) on Investments	25,214	67	4,654	7,793	14,401

Net Realized Capital Gains (Losses) on Investments	104,458	67	184,554	12,879	58,690
Net Change in Unrealized Appreciation (Depreciation)	2,158	183	95,736	(2,543)	10,949

Net Gain (Loss) on Investment	106,616	250	280,290	10,336	69,639

Net Increase (Decrease) in Net Assets Resulting from Operations	136,482	584	287,375	53,028	86,625

Increase (Decrease) in Net Assets from Contract Transactions	1,194,313	(23,704)	(188,752)	(88,800)	(414,760)

Total Increase (Decrease) in Net Assets	1,330,795	(23,120)	98,623	(35,772)	(328,135)

Net Assets as of December 31, 2016:	$2,500,693	$6,720	$2,026,830	$1,832,026	$811,542

Investment Income:
Reinvested Dividends	61,804	133	10,497	44,568	15,243
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-	-

Net Investment Income (Loss)	61,804	133	10,497	44,568	15,243

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	110,217	11	144,674	6,000	41,538
Realized Gain (Loss) on Investments	16,777	10	(15,047)	(431)	1,050

Net Realized Capital Gains (Losses) on Investments	126,994	21	129,627	5,569	42,588
Net Change in Unrealized Appreciation (Depreciation)	(72,755)	9	327,444	52,532	84,392

Net Gain (Loss) on Investment	54,239	30	457,071	58,101	126,980

Net Increase (Decrease) in Net Assets Resulting from Operations	116,043	163	467,568	102,669	142,223

Increase (Decrease) in Net Assets from Contract Transactions	(291,728)	2,156	(160,126)	1,577,738	(82,207)

Total Increase (Decrease) in Net Assets	(175,685)	2,319	307,442	1,680,407	60,016

Net Assets as of December 31, 2017:	$2,325,008	$9,039	$2,334,272	$3,512,433	$871,558

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

1. Organization

Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund

American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares	American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares	American Funds - New World Fund Class 2 Shares
Deutsche Investments VIT Funds	Deutsche Investments VIT Funds
Deutsche Small Cap Index Class A Shares	Deutsche Small Cap Index VIP
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
DFA VA Global Bond	DFA VA Global Bond Portfolio
DFA VA International Small	DFA VA International Small Portfolio
DFA VA International Value	DFA VA International Value Portfolio
DFA VA Short-Term Fixed	DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value	DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value	DFA VA U.S. Targeted Value Portfolio
DFA VIT Inflation-Protected Securities Institutional Class Shares	DFA VIT Inflation-Protected Securities Portfolio Institutional Class Shares
Fidelity® Variable Insurance Products Funds	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Balanced Initial Class	Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
First Eagle Variable Funds	First Eagle Variable Funds
First Eagle Overseas Variable	First Eagle Overseas Variable Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Series I Shares	Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Global Health Care Series I Shares	Invesco V.I. Global Health Care Fund Series I Shares
Invesco V.I. Mid Cap Core Equity Series I Shares	Invesco V.I. Mid Cap Core Equity Fund Series I Shares
Invesco V.I. Mid Cap Growth Series I Shares	Invesco V.I. Mid Cap Growth Fund Series I Shares

18

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares
Janus Aspen Series	Janus Aspen Series
Janus Henderson - Balanced Institutional Shares	Janus Henderson - Balanced Portfolio Institutional Shares
Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Enterprise Portfolio Institutional Shares
Janus Henderson - Flexible Bond Institutional Shares	Janus Henderson - Flexible Bond Portfolio Institutional Shares
Janus Henderson - Forty Institutional Shares	Janus Henderson - Forty Portfolio Institutional Shares
Janus Henderson - Global Research Institutional Shares	Janus Henderson - Global Research Portfolio Institutional Shares
Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Mid Cap Value Portfolio Institutional Shares
Janus Henderson - Overseas Institutional Shares	Janus Henderson - Overseas Portfolio Institutional Shares
Janus Henderson - Research Institutional Shares	Janus Henderson - Research Portfolio Institutional Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Value Initial Class	MFS® International Value Portfolio Initial Class
MFS® Total Return Bond Initial Class	MFS® Total Return Bond Series Initial Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO Foreign Bond Institutional Class	PIMCO Foreign Bond Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class
Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfoio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio
T. Rowe Price New America Growth	T. Rowe Price New America Growth Portfolio
Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue Value-VST	Third Avenue Value-VST Portfolio
VanEck VIP Trust	VanEck VIP Trust
VanEck VIP Global Hard Assets	VanEck VIP Global Hard Assets Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® - Capital Growth	Vanguard® - Capital Growth Portfolio
Vanguard® - Conservative Allocation	Vanguard® - Conservative Allocation Portfolio
Vanguard® - Diversified Value	Vanguard® - Diversified Value Portfolio
Vanguard® Balanced	Vanguard® Balanced Portfolio

19

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Income	Vanguard® Equity Income Portfolio
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth Service Class	Vanguard® Small Company Growth Portfolio Service Class
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
DFA VIT Inflation-Protected Securities Institutional Class Shares	April 29, 2016
Fidelity® VIP Government Money Market Initial Class	April 29, 2016
MFS® Total Return Bond Initial Class	May 01, 2015
MFS® International Growth Initial Class	April 29, 2013
MFS® International Value Initial Class	April 29, 2013
PIMCO Foreign Bond Institutional Class	April 29, 2013
Van Eck VIP Global Hard Assets	April 29, 2013
Vanguard® - Conservative Allocation	April 29, 2013
Vanguard® Moderate Allocation	April 29, 2013

The following subaccount name changes were made effective during the fiscal year ended December 31, 2017:

Subaccount	Formerly
Janus Henderson - Balanced Institutional Shares	Janus Aspen - Balanced Institutional Shares
Janus Henderson - Enterprise Institutional Shares	Janus Aspen - Enterprise Institutional Shares
Janus Henderson - Flexible Bond Institutional Shares	Janus Aspen - Flexible Bond Institutional Shares
Janus Henderson - Forty Institutional Shares	Janus Aspen - Forty Institutional Shares
Janus Henderson - Global Research Institutional Shares	Janus Aspen - Global Research Institutional Shares
Janus Henderson - Mid Cap Value Institutional Shares	Janus Aspen - Perkins Mid Cap Value Institutional Shares
Janus Henderson - Overseas Institutional Shares	Janus Aspen - Overseas Institutional Shares
Janus Henderson - Research Institutional Shares	Janus Aspen - Janus Institutional Shares

20

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

21

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$64,513	$70,591
American Funds - Growth Class 2 Shares	288,700	406,514
American Funds - International Class 2 Shares	362,189	440,108
American Funds - New World Class 2 Shares	65,363	16,005
Deutsche Small Cap Index Class A Shares	243,532	390,679
DFA VA Global Bond	24,941	5,385
DFA VA International Small	-	100,228
DFA VA International Value	146,820	350,752
DFA VA Short-Term Fixed	-	-
DFA VA U.S. Large Value	-	189,054
DFA VA U.S. Targeted Value	119,456	344,408
DFA VIT Inflation-Protected Securities Institutional Class Shares	162,991	177,802
Fidelity® VIP Balanced Initial Class	51,785	47,135
Fidelity® VIP Contrafund® Initial Class	168,280	252,945
Fidelity® VIP Government Money Market Initial Class	3,199,070	3,355,183
Fidelity® VIP Growth Initial Class	-	-
Fidelity® VIP High Income Initial Class	13,273	34,881
Fidelity® VIP Mid Cap Initial Class	44,780	40,800
First Eagle Overseas Variable	8,798	174,224
Invesco V.I. American Value Series I Shares	25,595	317,085
Invesco V.I. Diversified Dividend Series I Shares	27,358	528,603
Invesco V.I. Global Health Care Series I Shares	669	18,217
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-
Invesco V.I. Small Cap Equity Series I Shares	292,428	103,364
Invesco V.I. Technology Series I Shares	271	3,213
Janus Henderson - Balanced Institutional Shares	-	-
Janus Henderson - Enterprise Institutional Shares	214,251	88,638
Janus Henderson - Flexible Bond Institutional Shares	364,962	232,469
Janus Henderson - Forty Institutional Shares	-	-
Janus Henderson - Global Research Institutional Shares	105	7,932
Janus Henderson - Mid Cap Value Institutional Shares	216,566	29,167
Janus Henderson - Overseas Institutional Shares	-	-
Janus Henderson - Research Institutional Shares	-	-
MFS® International Growth Initial Class	-	-
MFS® International Value Initial Class	82,379	52,675

22

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
MFS® Total Return Bond Initial Class	$499,393	$55,576
PIMCO All Asset Administrative Class	-	-
PIMCO All Asset Institutional Class	4,365	8,967
PIMCO Foreign Bond Institutional Class	15,857	16,887
PIMCO High Yield Institutional Class	2	-
PIMCO Real Return Institutional Class	53,899	184,468
PIMCO Short-Term Institutional Class	459,542	102,400
PIMCO Total Return Institutional Class	65,878	876,336
Royce Capital Micro Cap Investment Class	16,845	2,632
Royce Capital Small Cap Investment Class	182	124,565
T. Rowe Price Blue Chip Growth	111,022	458,797
T. Rowe Price Equity Income Service Class	386,547	340,257
T. Rowe Price International Stock	36,080	49,391
T. Rowe Price Mid-Cap Growth	330,467	356,497
T. Rowe Price New America Growth	-	-
Third Avenue Value-VST	1,119	2,329
VanEck VIP Global Hard Assets	-	1,688
Vanguard® - Capital Growth	163,723	1,783,620
Vanguard® - Conservative Allocation	3,878	15,852
Vanguard® - Diversified Value	702,953	145,117
Vanguard® Balanced	1,668,009	1,740,034
Vanguard® Equity Income	106,329	437,378
Vanguard® Equity Index	2,371,029	1,683,146
Vanguard® Growth	357,078	173,584
Vanguard® High Yield Bond	-	-
Vanguard® International	600,665	602,327
Vanguard® Mid-Cap Index	2,134,075	1,711,270
Vanguard® Moderate Allocation	481,651	68,603
Vanguard® Money Market	-	-
Vanguard® REIT Index	195,723	315,430
Vanguard® Short-Term Investment Grade	8,084	5,784
Vanguard® Small Company Growth Service Class	319,289	324,235
Vanguard® Total Bond Market Index	2,123,846	495,541
Vanguard® Total Stock Market Index	238,625	264,051

23

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	23,042	(28,591)	(5,549)	6,561	(27,744)	(21,183)
American Funds - Growth Class 2 Shares	52,481	(144,754)	(92,273)	35,563	(853,389)	(817,826)
American Funds - International Class 2 Shares	108,983	(204,360)	(95,377)	1,539,087	(270,922)	1,268,165
American Funds - New World Class 2 Shares	23,993	(6,090)	17,903	4,740	(465,154)	(460,414)
Deutsche Small Cap Index Class A Shares	66,637	(130,680)	(64,043)	59,484	(194,288)	(134,804)
DFA VA Global Bond	14,932	(3,980)	10,952	185,982	(1,717)	184,265
DFA VA International Small	-	(65,738)	(65,738)	13,565	(22,336)	(8,771)
DFA VA International Value	114,435	(349,850)	(235,415)	220,884	(536,329)	(315,445)
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	-	(93,927)	(93,927)	4,125	(13,240)	(9,115)
DFA VA U.S. Targeted Value	36,128	(151,464)	(115,336)	24,111	(75,332)	(51,221)
DFA VIT Inflation-Protected Securities Institutional Class Shares	138,324	(175,809)	(37,485)	1,096,536	(121,814)	974,722
Fidelity® VIP Balanced Initial Class	18,192	(18,309)	(117)	3,584	(3,245)	339
Fidelity® VIP Contrafund® Initial Class	28,882	(74,824)	(45,942)	49,491	(567,745)	(518,254)
Fidelity® VIP Government Money Market Initial Class	3,103,207	(3,340,955)	(237,748)	12,851,802	(477,699)	12,374,103
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-
Fidelity® VIP High Income Initial Class	5,046	(14,890)	(9,844)	7,116	(96,613)	(89,497)
Fidelity® VIP Mid Cap Initial Class	7,679	(13,839)	(6,160)	36,203	(357,123)	(320,920)
First Eagle Overseas Variable	-	(67,978)	(67,978)	88,113	(97,804)	(9,691)
Invesco V.I. American Value Series I Shares	7,151	(97,164)	(90,013)	46,503	(729,893)	(683,390)
Invesco V.I. Diversified Dividend Series I Shares	-	(269,844)	(269,844)	391,986	(324,052)	67,934
Invesco V.I. Global Health Care Series I Shares	-	(6,048)	(6,048)	5,829	(47,437)	(41,608)
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	151,988	(54,234)	97,754	-	-	-
Invesco V.I. Technology Series I Shares	36	(1,163)	(1,127)	3,541	(12,896)	(9,355)
Janus Henderson - Balanced Institutional Shares	-	-	-	-	-	-

24

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Janus Henderson - Enterprise Institutional Shares	46,962	(19,013)	27,949	661	(4,160)	(3,499)
Janus Henderson - Flexible Bond Institutional Shares	169,048	(120,331)	48,717	773,315	(835,048)	(61,733)
Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-
Janus Henderson - Global Research Institutional Shares	-	(3,626)	(3,626)	6,981	(26,238)	(19,257)
Janus Henderson - Mid Cap Value Institutional Shares	108,830	(14,235)	94,595	-	-	-
Janus Henderson - Overseas Institutional Shares	-	-	-	89	(89)	-
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Value Initial Class	48,255	(36,804)	11,451	279,004	(58,347)	220,657
MFS® Total Return Bond Initial Class	447,099	(52,953)	394,146	8,678	(156,118)	(147,440)
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	2,268	(5,609)	(3,341)	15,971	(43,766)	(27,795)
PIMCO Foreign Bond Institutional Class	12,626	(14,063)	(1,437)	8,659	(19,832)	(11,173)
PIMCO High Yield Institutional Class	-	-	-	-	-	-
PIMCO Real Return Institutional Class	23,268	(103,472)	(80,204)	195,282	(1,253,721)	(1,058,439)
PIMCO Short-Term Institutional Class	323,923	(73,175)	250,748	117,634	(430,372)	(312,738)
PIMCO Total Return Institutional Class	20,112	(445,362)	(425,250)	171,102	(85,791)	85,311
Royce Capital Micro Cap Investment Class	-	(1,158)	(1,158)	-	(1,218)	(1,218)
Royce Capital Small Cap Investment Class	34	(42,487)	(42,453)	20,456	(57,008)	(36,552)
T. Rowe Price Blue Chip Growth	22,481	(124,442)	(101,961)	549,769	(138,147)	411,622
T. Rowe Price Equity Income Service Class	117,542	(126,463)	(8,921)	41,240	(46,793)	(5,553)
T. Rowe Price International Stock	13,003	(22,129)	(9,126)	31,693	(44,788)	(13,095)
T. Rowe Price Mid-Cap Growth	7,125	(84,606)	(77,481)	30,518	(38,844)	(8,326)
T. Rowe Price New America Growth	-	-	-	-	-	-
Third Avenue Value-VST	-	(1,372)	(1,372)	-	(1,443)	(1,443)
VanEck VIP Global Hard Assets	-	(2,258)	(2,258)	17,457	(30,089)	(12,632)
Vanguard® - Capital Growth	19,937	(446,431)	(426,494)	52,031	(15,908)	36,123

25

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® - Conservative Allocation	1,027	(12,717)	(11,690)	568	(97,786)	(97,218)
Vanguard® - Diversified Value	133,782	(49,134)	84,648	50,094	(63,003)	(12,909)
Vanguard® Balanced	448,093	(607,157)	(159,064)	336,443	(247,049)	89,394
Vanguard® Equity Income	14,872	(130,841)	(115,969)	86,302	(90,162)	(3,860)
Vanguard® Equity Index	674,069	(563,804)	110,265	512,577	(1,078,066)	(565,489)
Vanguard® Growth	129,751	(57,979)	71,772	-	-	-
Vanguard® High Yield Bond	-	-	-	-	-	-
Vanguard® International	207,700	(212,592)	(4,892)	157,522	(166,517)	(8,995)
Vanguard® Mid-Cap Index	507,424	(465,342)	42,082	385,320	(404,349)	(19,029)
Vanguard® Moderate Allocation	370,555	(48,903)	321,652	-	-	-
Vanguard® Money Market	-	-	-	2,484,511	(10,299,320)	(7,814,809)
Vanguard® REIT Index	7,244	(93,555)	(86,311)	456,992	(79,164)	377,828
Vanguard® Short-Term Investment Grade	5,108	(3,715)	1,393	7,871	(23,502)	(15,631)
Vanguard® Small Company Growth Service Class	46,965	(89,337)	(42,372)	59,616	(118,544)	(58,928)
Vanguard® Total Bond Market Index	1,210,413	(285,988)	924,425	376,692	(425,171)	(48,479)
Vanguard® Total Stock Market Index	57,282	(89,557)	(32,275)	37,909	(204,941)	(167,032)

26

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
American Funds - Global Small Cap Class 2 Shares	$63,631	$(70,592)	$(6,961)	$14,163	$(54,608)	$(40,445)
American Funds - Growth Class 2 Shares	157,728	(406,518)	(248,790)	82,269	(1,908,874)	(1,826,605)
American Funds - International Class 2 Shares	252,646	(440,134)	(187,488)	2,707,877	(504,894)	2,202,983
American Funds - New World Class 2 Shares	63,457	(16,007)	47,450	9,998	(999,478)	(989,480)
Deutsche Small Cap Index Class A Shares	198,641	(390,677)	(192,036)	135,976	(497,290)	(361,314)
DFA VA Global Bond	20,170	(5,385)	14,785	248,191	(2,314)	245,877
DFA VA International Small	-	(100,226)	(100,226)	18,043	(29,716)	(11,673)
DFA VA International Value	124,849	(350,758)	(225,909)	187,771	(463,446)	(275,675)
DFA VA Short-Term Fixed	-	-	-	-	-	-
DFA VA U.S. Large Value	-	(189,055)	(189,055)	6,777	(23,191)	(16,414)
DFA VA U.S. Targeted Value	82,206	(344,408)	(262,202)	42,061	(148,427)	(106,366)
DFA VIT Inflation-Protected Securities Institutional Class Shares	139,787	(177,811)	(38,024)	1,113,766	(122,884)	990,882
Fidelity® VIP Balanced Initial Class	48,670	(47,134)	1,536	8,157	(7,348)	809
Fidelity® VIP Contrafund® Initial Class	96,369	(252,945)	(156,576)	139,931	(1,646,423)	(1,506,492)
Fidelity® VIP Government Money Market Initial Class	3,114,146	(3,355,212)	(241,066)	12,860,526	(478,055)	12,382,471
Fidelity® VIP Growth Initial Class	-	-	-	-	-	-
Fidelity® VIP High Income Initial Class	11,828	(34,880)	(23,052)	14,055	(195,224)	(181,169)
Fidelity® VIP Mid Cap Initial Class	23,312	(40,799)	(17,487)	85,448	(903,358)	(817,910)
First Eagle Overseas Variable	-	(174,226)	(174,226)	207,019	(226,458)	(19,439)
Invesco V.I. American Value Series I Shares	23,428	(317,083)	(293,655)	125,183	(2,071,511)	(1,946,328)
Invesco V.I. Diversified Dividend Series I Shares	-	(528,596)	(528,596)	698,630	(580,427)	118,203
Invesco V.I. Global Health Care Series I Shares	-	(18,217)	(18,217)	15,633	(126,083)	(110,450)
Invesco V.I. Mid Cap Core Equity Series I Shares	-	-	-	-	-	-
Invesco V.I. Mid Cap Growth Series I Shares	-	-	-	-	-	-
Invesco V.I. Small Cap Equity Series I Shares	282,820	(103,363)	179,457	-	-	-
Invesco V.I. Technology Series I Shares	106	(3,213)	(3,107)	6,935	(25,514)	(18,579)

27

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Janus Henderson - Balanced Institutional Shares	$-	$-	$-	$-	$-	$-
Janus Henderson - Enterprise Institutional Shares	201,658	(88,639)	113,019	2,517	(16,122)	(13,605)
Janus Henderson - Flexible Bond Institutional Shares	334,502	(232,466)	102,036	1,514,052	(1,626,760)	(112,708)
Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-
Janus Henderson - Global Research Institutional Shares	-	(7,932)	(7,932)	12,031	(46,583)	(34,552)
Janus Henderson - Mid Cap Value Institutional Shares	207,411	(29,166)	178,245	-	-	-
Janus Henderson - Overseas Institutional Shares	-	-	-	186	(180)	6
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-
MFS® International Growth Initial Class	-	-	-	-	-	-
MFS® International Value Initial Class	71,400	(52,678)	18,722	352,873	(72,323)	280,550
MFS® Total Return Bond Initial Class	475,704	(55,578)	420,126	9,004	(159,296)	(150,292)
PIMCO All Asset Administrative Class	-	-	-	-	-	-
PIMCO All Asset Institutional Class	3,686	(8,967)	(5,281)	21,454	(61,744)	(40,290)
PIMCO Foreign Bond Institutional Class	15,059	(16,887)	(1,828)	9,687	(22,638)	(12,951)
PIMCO High Yield Institutional Class	-	(3)	(3)	-	(4)	(4)
PIMCO Real Return Institutional Class	41,466	(184,468)	(143,002)	335,028	(2,188,227)	(1,853,199)
PIMCO Short-Term Institutional Class	448,873	(102,401)	346,472	160,339	(587,596)	(427,257)
PIMCO Total Return Institutional Class	40,582	(876,339)	(835,757)	332,742	(163,819)	168,923
Royce Capital Micro Cap Investment Class	-	(2,632)	(2,632)	-	(2,334)	(2,334)
Royce Capital Small Cap Investment Class	100	(124,565)	(124,465)	53,923	(149,899)	(95,976)
T. Rowe Price Blue Chip Growth	81,167	(458,804)	(377,637)	1,492,505	(392,278)	1,100,227
T. Rowe Price Equity Income Service Class	311,653	(340,262)	(28,609)	87,781	(110,961)	(23,180)
T. Rowe Price International Stock	28,050	(49,390)	(21,340)	60,677	(85,511)	(24,834)
T. Rowe Price Mid-Cap Growth	31,191	(356,495)	(325,304)	108,480	(146,778)	(38,298)
T. Rowe Price New America Growth	-	-	-	-	-	-
Third Avenue Value-VST	-	(2,328)	(2,328)	-	(2,093)	(2,093)
VanEck VIP Global Hard Assets	-	(1,687)	(1,687)	11,664	(22,045)	(10,381)

28

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Vanguard® - Capital Growth	$77,545	$(1,783,619)	$(1,706,074)	$169,961	$(51,429)	$118,532
Vanguard® - Conservative Allocation	1,225	(15,851)	(14,626)	673	(108,567)	(107,894)
Vanguard® - Diversified Value	397,924	(145,110)	252,814	130,541	(164,786)	(34,245)
Vanguard® Balanced	1,308,307	(1,740,045)	(431,738)	868,367	(625,235)	243,132
Vanguard® Equity Income	48,296	(437,377)	(389,081)	242,532	(251,966)	(9,434)
Vanguard® Equity Index	1,992,405	(1,683,127)	309,278	1,268,510	(2,708,644)	(1,440,134)
Vanguard® Growth	357,078	(173,585)	183,493	-	-	-
Vanguard® High Yield Bond	-	-	-	-	-	-
Vanguard® International	575,183	(602,320)	(27,137)	369,839	(382,291)	(12,452)
Vanguard® Mid-Cap Index	1,824,219	(1,711,270)	112,949	1,196,547	(1,273,483)	(76,936)
Vanguard® Moderate Allocation	481,651	(68,603)	413,048	-	-	-
Vanguard® Money Market	-	-	-	2,998,889	(12,454,349)	(9,455,460)
Vanguard® REIT Index	23,702	(315,430)	(291,728)	1,447,148	(252,835)	1,194,313
Vanguard® Short-Term Investment Grade	7,939	(5,783)	2,156	11,896	(35,600)	(23,704)
Vanguard® Small Company Growth Service Class	164,118	(324,244)	(160,126)	158,535	(347,287)	(188,752)
Vanguard® Total Bond Market Index	2,073,278	(495,540)	1,577,738	641,515	(730,315)	(88,800)
Vanguard® Total Stock Market Index	181,844	(264,051)	(82,207)	96,969	(511,729)	(414,760)

29

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

American Funds - Global Small Cap Class 2 Shares
12/31/2017	79,849	$2.79	to	$2.79	$222,434	0.50%	-%	to	-%	25.89%	to	25.89%
12/31/2016	85,398	2.21	to	2.21	188,964	0.26	-	to	-	2.10	to	2.10
12/31/2015	106,581	2.17	to	2.17	230,992	-	-	to	-	0.27	to	0.27
12/31/2014	96,156	2.16	to	2.16	207,843	0.18	-	to	-	2.12	to	2.12
12/31/2013	52,802	2.12	to	2.12	111,759	0.90	-	to	-	28.28	to	28.28

American Funds - Growth Class 2 Shares
12/31/2017	479,794	3.29	to	3.29	1,579,945	0.49	-	to	-	28.29	to	28.29
12/31/2016	572,067	2.57	to	2.57	1,468,384	0.61	-	to	-	9.49	to	9.49
12/31/2015	1,389,893	2.34	to	2.34	3,258,455	0.77	-	to	-	6.86	to	6.86
12/31/2014	900,568	2.19	to	2.19	1,975,777	0.86	-	to	-	8.51	to	8.51
12/31/2013	837,165	2.02	to	2.02	1,692,655	0.96	-	to	-	30.10	to	30.10

American Funds - International Class 2 Shares
12/31/2017	2,036,902	2.48	to	2.48	5,041,702	1.28	-	to	-	32.14	to	32.14
12/31/2016	2,132,279	1.87	to	1.87	3,993,971	1.79	-	to	-	3.53	to	3.53
12/31/2015	864,114	1.81	to	1.81	1,563,360	2.02	-	to	-	(4.53)	to	(4.53)
12/31/2014	487,077	1.89	to	1.89	922,995	1.37	-	to	-	(2.65)	to	(2.65)
12/31/2013	517,533	1.95	to	1.95	1,007,437	1.34	-	to	-	21.63	to	21.63

American Funds - New World Class 2 Shares
12/31/2017	77,716	2.98	to	2.98	231,559	1.03	-	to	-	29.44	to	29.44
12/31/2016	59,813	2.30	to	2.30	137,680	0.22	-	to	-	5.26	to	5.26
12/31/2015	520,227	2.19	to	2.19	1,137,670	0.56	-	to	-	(3.14)	to	(3.14)
12/31/2014	622,788	2.26	to	2.26	1,406,169	1.01	-	to	-	(7.87)	to	(7.87)
12/31/2013	608,023	2.45	to	2.45	1,490,115	1.74	-	to	-	11.38	to	11.38

Deutsche Small Cap Index Class A Shares
12/31/2017	286,508	3.31	to	3.31	948,103	0.97	-	to	-	14.33	to	14.33
12/31/2016	350,551	2.89	to	2.89	1,014,645	1.15	-	to	-	21.03	to	21.03
12/31/2015	485,355	2.39	to	2.39	1,160,755	1.06	-	to	-	(4.60)	to	(4.60)
12/31/2014	555,879	2.51	to	2.51	1,393,457	1.01	-	to	-	4.74	to	4.74
12/31/2013	438,594	2.39	to	2.39	1,049,675	1.75	-	to	-	38.64	to	38.64

DFA VA Global Bond
12/31/2017	195,217	1.36	to	1.36	265,833	1.79	-	to	-	2.11	to	2.11
12/31/2016	184,265	1.33	to	1.33	245,729	9.78	-	to	-	1.73	to	1.73
12/31/2015	-	1.31	to	1.31	-	-	-	to	-	1.55	to	1.55
12/31/2014	-	1.29	to	1.29	-	7.43	-	to	-	2.88	to	2.88
12/31/2013	-	1.25	to	1.25	-	-	-	to	-	(0.35)	to	(0.35)

DFA VA International Small
12/31/2017	-	1.83	to	1.83	-	-	-	to	-	29.95	to	29.95
12/31/2016	65,738	1.41	to	1.41	92,529	2.21	-	to	-	6.23	to	6.23
12/31/2015	74,509	1.32	to	1.32	98,723	2.11	-	to	-	5.81	to	5.81
12/31/2014	73,820	1.25	to	1.25	92,436	2.07	-	to	-	(5.78)	to	(5.78)
12/31/2013	72,384	1.33	to	1.33	96,196	2.26	-	to	-	27.07	to	27.07

DFA VA International Value
12/31/2017	692,750	1.20	to	1.20	831,041	2.85	-	to	-	25.81	to	25.81
12/31/2016	928,165	0.95	to	0.95	885,051	2.73	-	to	-	9.11	to	9.11
12/31/2015	1,243,610	0.87	to	0.87	1,086,858	2.72	-	to	-	(6.96)	to	(6.96)
12/31/2014	1,397,959	0.94	to	0.94	1,313,159	3.75	-	to	-	(7.16)	to	(7.16)
12/31/2013	1,472,848	1.01	to	1.01	1,490,187	2.37	-	to	-	21.65	to	21.65

30

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

DFA VA Short-Term Fixed
12/31/2017	-	$1.10	to	$1.10	$-	-%	-%	to	-%	0.83%	to	0.83%
12/31/2016	-	1.09	to	1.09	-	-	-	to	-	0.79	to	0.79
12/31/2015	-	1.08	to	1.08	-	-	-	to	-	0.30	to	0.30
12/31/2014	-	1.08	to	1.08	-	0.66	-	to	-	0.15	to	0.15
12/31/2013	-	1.08	to	1.08	-	-	-	to	-	0.25	to	0.25

DFA VA U.S. Large Value
12/31/2017	-	2.33	to	2.33	-	-	-	to	-	19.08	to	19.08
12/31/2016	93,927	1.95	to	1.95	183,458	1.98	-	to	-	18.87	to	18.87
12/31/2015	103,042	1.64	to	1.64	169,307	2.10	-	to	-	(3.41)	to	(3.41)
12/31/2014	102,357	1.70	to	1.70	174,112	1.90	-	to	-	9.08	to	9.08
12/31/2013	100,752	1.56	to	1.56	157,109	1.63	-	to	-	40.82	to	40.82

DFA VA U.S. Targeted Value
12/31/2017	217,748	2.45	to	2.45	533,041	0.86	-	to	-	9.77	to	9.77
12/31/2016	333,084	2.23	to	2.23	742,839	1.01	-	to	-	27.49	to	27.49
12/31/2015	384,305	1.75	to	1.75	672,263	1.93	-	to	-	(5.23)	to	(5.23)
12/31/2014	208,040	1.85	to	1.85	384,005	1.41	-	to	-	3.71	to	3.71
12/31/2013	83,176	1.78	to	1.78	148,041	0.86	-	to	-	44.62	to	44.62

DFA VIT Inflation-Protected Securities Institutional Class Shares
12/31/2017	937,237	1.03	to	1.03	961,259	2.38	-	to	-	3.27	to	3.27
12/31/2016(1)	974,722	0.99	to	0.99	968,079	1.77	-	to	-	-	to	-

Fidelity® VIP Balanced Initial Class
12/31/2017	29,906	2.76	to	2.76	82,635	1.76	-	to	-	16.43	to	16.43
12/31/2016	30,023	2.37	to	2.37	71,256	1.38	-	to	-	7.26	to	7.26
12/31/2015	29,684	2.21	to	2.21	65,682	1.52	-	to	-	0.59	to	0.59
12/31/2014	31,227	2.20	to	2.20	68,690	1.50	-	to	-	10.26	to	10.26
12/31/2013	33,199	2.00	to	2.00	66,232	1.56	-	to	-	19.66	to	19.66

Fidelity® VIP Contrafund® Initial Class
12/31/2017	311,601	3.73	to	3.73	1,160,768	0.98	-	to	-	21.87	to	21.87
12/31/2016	357,543	3.06	to	3.06	1,092,851	0.50	-	to	-	8.01	to	8.01
12/31/2015	875,797	2.83	to	2.83	2,478,510	1.05	-	to	-	0.67	to	0.67
12/31/2014	918,235	2.81	to	2.81	2,581,287	1.17	-	to	-	11.94	to	11.94
12/31/2013	645,636	2.51	to	2.51	1,621,328	1.18	-	to	-	31.29	to	31.29

Fidelity® VIP Government Money Market Initial Class
12/31/2017	12,136,355	1.01	to	1.01	12,237,099	0.67	-	to	-	0.67	to	0.67
12/31/2016(1)	12,374,103	1.00	to	1.00	12,393,233	0.16	-	to	-	-	to	-

Fidelity® VIP Growth Initial Class
12/31/2017	-	3.31	to	3.31	-	-	-	to	-	35.13	to	35.13
12/31/2016	-	2.45	to	2.45	-	-	-	to	-	0.80	to	0.80
12/31/2015	-	2.43	to	2.43	-	-	-	to	-	7.17	to	7.17
12/31/2014	200,146	2.27	to	2.27	453,970	0.18	-	to	-	11.30	to	11.30
12/31/2013	270,029	2.04	to	2.04	550,309	0.29	-	to	-	36.34	to	36.34

Fidelity® VIP High Income Initial Class
12/31/2017	10,766	2.40	to	2.40	25,800	3.89	-	to	-	6.93	to	6.93
12/31/2016	20,610	2.24	to	2.24	46,188	2.55	-	to	-	14.61	to	14.61
12/31/2015	110,107	1.96	to	1.96	215,310	5.49	-	to	-	(3.63)	to	(3.63)
12/31/2014	329,533	2.03	to	2.03	668,638	7.31	-	to	-	1.15	to	1.15
12/31/2013	199,707	2.01	to	2.01	400,589	2.37	-	to	-	5.95	to	5.95

Fidelity® VIP Mid Cap Initial Class
12/31/2017	138,632	3.25	to	3.25	449,874	0.71	-	to	-	20.81	to	20.81
12/31/2016	144,792	2.69	to	2.69	388,932	0.22	-	to	-	12.23	to	12.23
12/31/2015	465,712	2.39	to	2.39	1,114,611	0.62	-	to	-	(1.39)	to	(1.39)
12/31/2014	269,153	2.43	to	2.43	653,251	0.28	-	to	-	6.29	to	6.29
12/31/2013	201,860	2.28	to	2.28	460,949	0.53	-	to	-	36.23	to	36.23

31

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

First Eagle Overseas Variable
12/31/2017	67,355	$2.69	to	$2.69	$180,919	0.73%	-%	to	-%	14.57%	to	14.57%
12/31/2016	135,333	2.34	to	2.34	317,268	0.58	-	to	-	5.17	to	5.17
12/31/2015	145,024	2.23	to	2.23	323,277	0.71	-	to	-	1.84	to	1.84
12/31/2014	185,843	2.19	to	2.19	406,776	1.34	-	to	-	(1.23)	to	(1.23)
12/31/2013	439,647	2.22	to	2.22	974,242	1.74	-	to	-	13.25	to	13.25

Invesco V.I. American Value Series I Shares
12/31/2017	18,636	3.51	to	3.51	65,445	0.52	-	to	-	9.96	to	9.96
12/31/2016	108,649	3.19	to	3.19	346,985	0.18	-	to	-	15.49	to	15.49
12/31/2015	792,039	2.77	to	2.77	2,190,150	0.31	-	to	-	(9.13)	to	(9.13)
12/31/2014	789,021	3.04	to	3.04	2,400,930	0.46	-	to	-	9.75	to	9.75
12/31/2013	798,592	2.77	to	2.77	2,214,157	0.86	-	to	-	34.27	to	34.27

Invesco V.I. Diversified Dividend Series I Shares
12/31/2017	267,276	2.06	to	2.06	550,984	1.12	-	to	-	8.57	to	8.57
12/31/2016	537,120	1.90	to	1.90	1,019,821	1.34	-	to	-	14.81	to	14.81
12/31/2015	469,186	1.65	to	1.65	775,907	1.84	-	to	-	2.07	to	2.07
12/31/2014	320,087	1.62	to	1.62	518,620	1.69	-	to	-	12.83	to	12.83
12/31/2013	84,192	1.44	to	1.44	120,903	2.50	-	to	-	31.04	to	31.04

Invesco V.I. Global Health Care Series I Shares
12/31/2017	3,485	3.05	to	3.05	10,615	0.23	-	to	-	15.83	to	15.83
12/31/2016	9,533	2.63	to	2.63	25,069	-	-	to	-	(11.46)	to	(11.46)
12/31/2015	51,141	2.97	to	2.97	151,889	-	-	to	-	3.16	to	3.16
12/31/2014	116,768	2.88	to	2.88	336,169	-	-	to	-	19.67	to	19.67
12/31/2013	66,611	2.41	to	2.41	160,250	0.76	-	to	-	40.54	to	40.54

Invesco V.I. Mid Cap Core Equity Series I Shares
12/31/2017	-	1.89	to	1.89	-	-	-	to	-	14.92	to	14.92
12/31/2016	-	1.65	to	1.65	-	-	-	to	-	13.43	to	13.43
12/31/2015	-	1.45	to	1.45	-	-	-	to	-	(4.03)	to	(4.03)
12/31/2014	-	1.51	to	1.51	-	-	-	to	-	4.43	to	4.43
12/31/2013	-	1.45	to	1.45	-	-	-	to	-	28.81	to	28.81

Invesco V.I. Mid Cap Growth Series I Shares
12/31/2017	-	1.82	to	1.82	-	-	-	to	-	22.49	to	22.49
12/31/2016	-	1.48	to	1.48	-	-	-	to	-	0.76	to	0.76
12/31/2015	-	1.47	to	1.47	-	-	-	to	-	1.21	to	1.21
12/31/2014	-	1.45	to	1.45	-	-	-	to	-	8.04	to	8.04
12/31/2013	-	1.35	to	1.35	-	-	-	to	-	37.01	to	37.01

Invesco V.I. Small Cap Equity Series I Shares
12/31/2017	97,754	2.05	to	2.05	200,725	-	-	to	-	14.06	to	14.06
12/31/2016	-	1.80	to	1.80	-	-	-	to	-	12.06	to	12.06
12/31/2015	-	1.61	to	1.61	-	-	-	to	-	(5.52)	to	(5.52)
12/31/2014	70,763	1.70	to	1.70	120,321	-	-	to	-	2.36	to	2.36
12/31/2013	70,771	1.66	to	1.66	117,558	0.01	-	to	-	37.47	to	37.47

Invesco V.I. Technology Series I Shares
12/31/2017	1,188	2.95	to	2.95	3,510	-	-	to	-	35.13	to	35.13
12/31/2016	2,315	2.19	to	2.19	5,062	-	-	to	-	(0.76)	to	(0.76)
12/31/2015	11,670	2.20	to	2.20	25,713	-	-	to	-	6.81	to	6.81
12/31/2014	29,857	2.06	to	2.06	61,584	-	-	to	-	11.05	to	11.05
12/31/2013	25,503	1.86	to	1.86	47,370	-	-	to	-	25.14	to	25.14

Janus Henderson - Balanced Institutional Shares
12/31/2017	-	2.63	to	2.63	-	-	-	to	-	18.43	to	18.43
12/31/2016	-	2.22	to	2.22	-	-	-	to	-	4.60	to	4.60
12/31/2015	-	2.13	to	2.13	-	-	-	to	-	0.62	to	0.62
12/31/2014	-	2.11	to	2.11	-	-	-	to	-	8.51	to	8.51
12/31/2013	-	1.95	to	1.95	-	-	-	to	-	20.15	to	20.15

32

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Janus Henderson - Enterprise Institutional Shares
12/31/2017	34,238	$5.14	to	$5.14	$175,957	0.81%	-%	to	-%	27.42%	to	27.42%
12/31/2016	6,289	4.03	to	4.03	25,365	0.93	-	to	-	12.36	to	12.36
12/31/2015	9,788	3.59	to	3.59	35,135	0.76	-	to	-	4.03	to	4.03
12/31/2014	38,556	3.45	to	3.45	133,041	0.17	-	to	-	12.52	to	12.52
12/31/2013	50,519	3.07	to	3.07	154,922	0.51	-	to	-	32.38	to	32.38

Janus Henderson - Flexible Bond Institutional Shares
12/31/2017	601,928	1.99	to	1.99	1,194,853	3.06	-	to	-	3.62	to	3.62
12/31/2016	553,211	1.92	to	1.92	1,059,791	2.14	-	to	-	2.46	to	2.46
12/31/2015	614,944	1.87	to	1.87	1,149,716	2.76	-	to	-	0.22	to	0.22
12/31/2014	127,083	1.87	to	1.87	237,069	4.85	-	to	-	4.94	to	4.94
12/31/2013	-	1.78	to	1.78	-	-	-	to	-	(0.14)	to	(0.14)

Janus Henderson - Forty Institutional Shares
12/31/2017	-	4.53	to	4.53	-	-	-	to	-	30.32	to	30.32
12/31/2016	-	3.48	to	3.48	-	-	-	to	-	2.20	to	2.20
12/31/2015	-	3.40	to	3.40	-	-	-	to	-	12.22	to	12.22
12/31/2014	-	3.03	to	3.03	-	-	-	to	-	8.73	to	8.73
12/31/2013	-	2.79	to	2.79	-	-	-	to	-	31.23	to	31.23

Janus Henderson - Global Research Institutional Shares
12/31/2017	3,550	2.37	to	2.37	8,430	0.92	-	to	-	27.03	to	27.03
12/31/2016	7,176	1.87	to	1.87	13,415	1.29	-	to	-	2.07	to	2.07
12/31/2015	26,433	1.83	to	1.83	48,416	0.53	-	to	-	(2.29)	to	(2.29)
12/31/2014	61,278	1.87	to	1.87	114,867	2.49	-	to	-	7.44	to	7.44
12/31/2013	318	1.74	to	1.74	555	1.46	-	to	-	28.43	to	28.43

Janus Henderson - Mid Cap Value Institutional Shares
12/31/2017	94,595	2.09	to	2.09	197,978	1.27	-	to	-	13.94	to	13.94
12/31/2016	-	1.84	to	1.84	-	-	-	to	-	19.03	to	19.03
12/31/2015	-	1.54	to	1.54	-	-	-	to	-	(3.47)	to	(3.47)
12/31/2014	-	1.60	to	1.60	-	-	-	to	-	8.77	to	8.77
12/31/2013	-	1.47	to	1.47	-	-	-	to	-	26.09	to	26.09

Janus Henderson - Overseas Institutional Shares
12/31/2017	-	2.87	to	2.87	-	-	-	to	-	31.12	to	31.12
12/31/2016	-	2.19	to	2.19	-	-	-	to	-	(6.45)	to	(6.45)
12/31/2015	-	2.34	to	2.34	-	-	-	to	-	(8.59)	to	(8.59)
12/31/2014	35,294	2.56	to	2.56	90,453	4.34	-	to	-	(11.87)	to	(11.87)
12/31/2013	82,105	2.91	to	2.91	238,765	3.25	-	to	-	14.56	to	14.56

Janus Henderson - Research Institutional Shares
12/31/2017	-	3.04	to	3.04	-	-	-	to	-	27.88	to	27.88
12/31/2016	-	2.38	to	2.38	-	-	-	to	-	0.50	to	0.50
12/31/2015	-	2.36	to	2.36	-	-	-	to	-	5.35	to	5.35
12/31/2014	-	2.24	to	2.24	-	-	-	to	-	12.99	to	12.99
12/31/2013	-	1.99	to	1.99	-	-	-	to	-	30.34	to	30.34

MFS® International Growth Initial Class
12/31/2017	-	1.39	to	1.39	-	-	-	to	-	32.64	to	32.64
12/31/2016	-	1.05	to	1.05	-	-	-	to	-	2.49	to	2.49
12/31/2015	-	1.02	to	1.02	-	-	-	to	-	0.32	to	0.32
12/31/2014	-	1.02	to	1.02	-	-	-	to	-	(4.98)	to	(4.98)
12/31/2013(1)	-	1.07	to	1.07	-	-	-	to	-	-	to	-

MFS® International Value Initial Class
12/31/2017	479,013	1.60	to	1.60	768,416	1.52	-	to	-	27.14	to	27.14
12/31/2016	467,562	1.26	to	1.26	589,923	1.56	-	to	-	4.05	to	4.05
12/31/2015	246,905	1.21	to	1.21	299,395	-	-	to	-	6.65	to	6.65
12/31/2014	-	1.14	to	1.14	-	-	-	to	-	1.34	to	1.34
12/31/2013(1)	-	1.12	to	1.12	-	-	-	to	-	-	to	-

33

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

MFS® Total Return Bond Initial Class
12/31/2017	931,989	$1.07	to	$1.07	$996,898	3.67%	-%	to	-%	4.46%	to	4.46%
12/31/2016	537,843	1.02	to	1.02	550,759	3.47	-	to	-	4.23	to	4.23
12/31/2015(1)	685,283	0.98	to	0.98	673,235	-	-	to	-	-	to	-

PIMCO All Asset Administrative Class
12/31/2017	-	2.17	to	2.17	-	-	-	to	-	13.54	to	13.54
12/31/2016	-	1.91	to	1.91	-	-	-	to	-	12.93	to	12.93
12/31/2015	-	1.69	to	1.69	-	-	-	to	-	(8.99)	to	(8.99)
12/31/2014	-	1.86	to	1.86	-	-	-	to	-	0.47	to	0.47
12/31/2013	-	1.85	to	1.85	-	-	-	to	-	0.27	to	0.27

PIMCO All Asset Institutional Class
12/31/2017	7,693	1.69	to	1.69	13,026	4.57	-	to	-	13.77	to	13.77
12/31/2016	11,034	1.49	to	1.49	16,422	2.26	-	to	-	13.08	to	13.08
12/31/2015	38,829	1.32	to	1.32	51,104	3.62	-	to	-	(8.95)	to	(8.95)
12/31/2014	50,905	1.45	to	1.45	73,585	6.26	-	to	-	0.72	to	0.72
12/31/2013	11,957	1.44	to	1.44	17,161	6.21	-	to	-	0.43	to	0.43

PIMCO Foreign Bond Institutional Class
12/31/2017	2,909	1.20	to	1.20	3,505	8.51	-	to	-	2.92	to	2.92
12/31/2016	4,346	1.17	to	1.17	5,088	1.33	-	to	-	6.63	to	6.63
12/31/2015	15,519	1.10	to	1.10	17,038	2.95	-	to	-	0.44	to	0.44
12/31/2014	32,137	1.09	to	1.09	35,126	2.23	-	to	-	11.32	to	11.32
12/31/2013(1)	-	0.98	to	0.98	-	-	-	to	-	-	to	-

PIMCO High Yield Institutional Class
12/31/2017	-	2.49	to	2.49	-	5.08	-	to	-	6.77	to	6.77
12/31/2016	-	2.33	to	2.33	-	5.37	-	to	-	12.61	to	12.61
12/31/2015	-	2.07	to	2.07	-	5.40	-	to	-	(1.50)	to	(1.50)
12/31/2014	-	2.10	to	2.10	-	5.41	-	to	-	3.49	to	3.49
12/31/2013	36,585	2.03	to	2.03	74,369	5.59	-	to	-	5.90	to	5.90

PIMCO Real Return Institutional Class
12/31/2017	246,460	1.81	to	1.81	447,048	2.53	-	to	-	3.81	to	3.81
12/31/2016	326,664	1.75	to	1.75	570,793	2.13	-	to	-	5.35	to	5.35
12/31/2015	1,385,103	1.66	to	1.66	2,297,315	4.25	-	to	-	(2.56)	to	(2.56)
12/31/2014	1,577,477	1.70	to	1.70	2,685,055	1.62	-	to	-	3.25	to	3.25
12/31/2013	1,129,856	1.65	to	1.65	1,862,692	1.47	-	to	-	(9.08)	to	(9.08)

PIMCO Short-Term Institutional Class
12/31/2017	465,430	1.41	to	1.41	655,569	1.87	-	to	-	2.55	to	2.55
12/31/2016	214,682	1.37	to	1.37	294,852	1.71	-	to	-	2.52	to	2.52
12/31/2015	527,420	1.34	to	1.34	706,544	1.14	-	to	-	1.26	to	1.26
12/31/2014	390,186	1.32	to	1.32	516,195	0.84	-	to	-	0.86	to	0.86
12/31/2013	529,982	1.31	to	1.31	695,173	0.85	-	to	-	0.72	to	0.72

PIMCO Total Return Institutional Class
12/31/2017	469,845	2.02	to	2.02	948,442	2.17	-	to	-	5.07	to	5.07
12/31/2016	895,095	1.92	to	1.92	1,719,661	2.22	-	to	-	2.83	to	2.83
12/31/2015	809,784	1.87	to	1.87	1,512,942	4.49	-	to	-	0.60	to	0.60
12/31/2014	1,716,668	1.86	to	1.86	3,188,169	2.23	-	to	-	4.43	to	4.43
12/31/2013	2,413,213	1.78	to	1.78	4,291,494	2.39	-	to	-	(1.81)	to	(1.81)

Royce Capital Micro Cap Investment Class
12/31/2017	65,053	2.36	to	2.36	153,379	0.68	-	to	-	5.19	to	5.19
12/31/2016	66,211	2.24	to	2.24	148,413	0.73	-	to	-	19.71	to	19.71
12/31/2015	67,429	1.87	to	1.87	126,256	-	-	to	-	(12.46)	to	(12.46)
12/31/2014	306,174	2.14	to	2.14	654,875	-	-	to	-	(3.58)	to	(3.58)
12/31/2013	305,219	2.22	to	2.22	677,054	0.45	-	to	-	20.99	to	20.99

34

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Royce Capital Small Cap Investment Class
12/31/2017	2,786	$3.19	to	$3.19	$8,887	0.18%	-%	to	-%	5.38%	to	5.38%
12/31/2016	45,239	3.03	to	3.03	136,960	1.30	-	to	-	20.96	to	20.96
12/31/2015	81,791	2.50	to	2.50	204,716	0.61	-	to	-	(11.80)	to	(11.80)
12/31/2014	173,693	2.84	to	2.84	492,908	0.09	-	to	-	3.24	to	3.24
12/31/2013	380,002	2.75	to	2.75	1,044,542	1.09	-	to	-	34.75	to	34.75

T. Rowe Price Blue Chip Growth
12/31/2017	640,266	3.97	to	3.97	2,541,654	-	-	to	-	36.17	to	36.17
12/31/2016	742,227	2.92	to	2.92	2,163,830	-	-	to	-	0.78	to	0.78
12/31/2015	330,605	2.89	to	2.89	956,340	-	-	to	-	11.05	to	11.05
12/31/2014	188,106	2.60	to	2.60	489,981	-	-	to	-	9.17	to	9.17
12/31/2013	232,327	2.39	to	2.39	554,348	0.03	-	to	-	41.15	to	41.15

T. Rowe Price Equity Income Service Class
12/31/2017	228,092	2.96	to	2.96	675,220	1.69	-	to	-	16.02	to	16.02
12/31/2016	237,013	2.55	to	2.55	604,743	2.32	-	to	-	19.17	to	19.17
12/31/2015	242,566	2.14	to	2.14	519,358	1.79	-	to	-	(6.85)	to	(6.85)
12/31/2014	556,351	2.30	to	2.30	1,278,849	1.74	-	to	-	7.38	to	7.38
12/31/2013	644,672	2.14	to	2.14	1,380,085	1.55	-	to	-	29.72	to	29.72

T. Rowe Price International Stock
12/31/2017	65,640	2.51	to	2.51	164,662	1.06	-	to	-	27.88	to	27.88
12/31/2016	74,766	1.96	to	1.96	146,663	1.05	-	to	-	2.13	to	2.13
12/31/2015	87,861	1.92	to	1.92	168,762	0.32	-	to	-	(0.90)	to	(0.90)
12/31/2014	306,185	1.94	to	1.94	593,460	1.00	-	to	-	(1.24)	to	(1.24)
12/31/2013	369,989	1.96	to	1.96	726,121	0.91	-	to	-	14.05	to	14.05

T. Rowe Price Mid-Cap Growth
12/31/2017	536,190	4.85	to	4.85	2,601,706	-	-	to	-	24.77	to	24.77
12/31/2016	613,671	3.89	to	3.89	2,386,457	-	-	to	-	6.26	to	6.26
12/31/2015	621,997	3.66	to	3.66	2,276,385	-	-	to	-	6.56	to	6.56
12/31/2014	658,807	3.43	to	3.43	2,262,616	-	-	to	-	13.12	to	13.12
12/31/2013	637,160	3.04	to	3.04	1,934,547	-	-	to	-	36.69	to	36.69

T. Rowe Price New America Growth
12/31/2017	-	4.06	to	4.06	-	-	-	to	-	34.43	to	34.43
12/31/2016	-	3.02	to	3.02	-	-	-	to	-	1.31	to	1.31
12/31/2015	-	2.98	to	2.98	-	-	-	to	-	8.60	to	8.60
12/31/2014	-	2.75	to	2.75	-	-	-	to	-	9.33	to	9.33
12/31/2013	-	2.51	to	2.51	-	-	-	to	-	38.01	to	38.01

Third Avenue Value-VST
12/31/2017	77,077	1.80	to	1.80	138,868	0.85	-	to	-	13.59	to	13.59
12/31/2016	78,449	1.59	to	1.59	124,431	0.83	-	to	-	12.22	to	12.22
12/31/2015	79,892	1.41	to	1.41	112,918	3.24	-	to	-	(8.89)	to	(8.89)
12/31/2014	133,466	1.55	to	1.55	207,041	3.63	-	to	-	4.38	to	4.38
12/31/2013	97,617	1.49	to	1.49	145,076	3.30	-	to	-	18.97	to	18.97

VanEck VIP Global Hard Assets
12/31/2017	2,339	0.86	to	0.86	2,011	-	-	to	-	(1.70)	to	(1.70)
12/31/2016	4,597	0.87	to	0.87	4,020	0.64	-	to	-	43.71	to	43.71
12/31/2015	17,229	0.61	to	0.61	10,485	0.05	-	to	-	(33.45)	to	(33.45)
12/31/2014	22,608	0.91	to	0.91	20,674	-	-	to	-	(19.10)	to	(19.10)
12/31/2013(1)	-	1.13	to	1.13	-	-	-	to	-	-	to	-

Vanguard® - Capital Growth
12/31/2017	114,272	4.78	to	4.78	546,618	2.90	-	to	-	28.83	to	28.83
12/31/2016	540,766	3.71	to	3.71	2,007,854	1.16	-	to	-	10.84	to	10.84
12/31/2015	504,643	3.35	to	3.35	1,690,446	1.07	-	to	-	2.62	to	2.62
12/31/2014	489,767	3.26	to	3.26	1,598,660	0.96	-	to	-	18.43	to	18.43
12/31/2013	805,707	2.76	to	2.76	2,220,721	1.18	-	to	-	38.48	to	38.48

35

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® - Conservative Allocation
12/31/2017	44,986	$1.31	to	$1.31	$59,053	2.22%	-%	to	-%	10.89%	to	10.89%
12/31/2016	56,676	1.18	to	1.18	67,095	1.79	-	to	-	6.02	to	6.02
12/31/2015	153,894	1.12	to	1.12	171,846	1.32	-	to	-	0.20	to	0.20
12/31/2014	99,563	1.11	to	1.11	110,959	1.58	-	to	-	6.91	to	6.91
12/31/2013(1)	108,121	1.04	to	1.04	112,702	-	-	to	-	-	to	-

Vanguard® - Diversified Value
12/31/2017	919,640	3.19	to	3.19	2,933,363	2.70	-	to	-	13.16	to	13.16
12/31/2016	834,992	2.82	to	2.82	2,353,695	2.67	-	to	-	12.96	to	12.96
12/31/2015	847,901	2.50	to	2.50	2,115,782	2.40	-	to	-	(2.45)	to	(2.45)
12/31/2014	822,411	2.56	to	2.56	2,103,817	2.22	-	to	-	9.83	to	9.83
12/31/2013	933,852	2.33	to	2.33	2,175,066	2.15	-	to	-	29.40	to	29.40

Vanguard® Balanced
12/31/2017	2,088,456	3.15	to	3.15	6,574,390	2.28	-	to	-	14.72	to	14.72
12/31/2016	2,247,520	2.74	to	2.74	6,167,435	2.36	-	to	-	11.01	to	11.01
12/31/2015	2,158,126	2.47	to	2.47	5,334,668	2.31	-	to	-	0.09	to	0.09
12/31/2014	2,248,572	2.47	to	2.47	5,553,176	2.06	-	to	-	9.84	to	9.84
12/31/2013	2,053,813	2.25	to	2.25	4,617,717	2.32	-	to	-	19.88	to	19.88

Vanguard® Equity Income
12/31/2017	209,961	3.59	to	3.59	753,838	2.74	-	to	-	18.25	to	18.25
12/31/2016	325,930	3.04	to	3.04	989,627	2.65	-	to	-	15.07	to	15.07
12/31/2015	329,790	2.64	to	2.64	870,224	-	-	to	-	0.85	to	0.85
12/31/2014	-	2.62	to	2.62	-	-	-	to	-	11.41	to	11.41
12/31/2013	-	2.35	to	2.35	-	-	-	to	-	30.05	to	30.05

Vanguard® Equity Index
12/31/2017	2,783,513	3.30	to	3.30	9,180,506	1.68	-	to	-	21.66	to	21.66
12/31/2016	2,673,248	2.71	to	2.71	7,247,311	2.43	-	to	-	11.81	to	11.81
12/31/2015	3,238,737	2.42	to	2.42	7,852,905	1.56	-	to	-	1.27	to	1.27
12/31/2014	3,171,200	2.39	to	2.39	7,592,978	1.70	-	to	-	13.51	to	13.51
12/31/2013	2,977,166	2.11	to	2.11	6,280,194	1.89	-	to	-	32.18	to	32.18

Vanguard® Growth
12/31/2017	71,772	3.33	to	3.33	238,816	-	-	to	-	30.92	to	30.92
12/31/2016	-	2.54	to	2.54	-	-	-	to	-	(1.08)	to	(1.08)
12/31/2015	-	2.57	to	2.57	-	-	-	to	-	7.98	to	7.98
12/31/2014	-	2.38	to	2.38	-	0.40	-	to	-	13.79	to	13.79
12/31/2013	11,056	2.09	to	2.09	23,121	0.47	-	to	-	35.28	to	35.28

Vanguard® High Yield Bond
12/31/2017	-	2.35	to	2.35	-	4.91	-	to	-	7.00	to	7.00
12/31/2016	-	2.20	to	2.20	-	5.40	-	to	-	11.35	to	11.35
12/31/2015	-	1.97	to	1.97	-	5.57	-	to	-	(1.58)	to	(1.58)
12/31/2014	-	2.00	to	2.00	-	5.73	-	to	-	4.41	to	4.41
12/31/2013	-	1.92	to	1.92	-	-	-	to	-	4.35	to	4.35

Vanguard® International
12/31/2017	520,317	3.39	to	3.39	1,765,604	1.01	-	to	-	42.67	to	42.67
12/31/2016	525,209	2.38	to	2.38	1,249,136	1.60	-	to	-	1.88	to	1.88
12/31/2015	534,204	2.33	to	2.33	1,247,133	1.84	-	to	-	(0.77)	to	(0.77)
12/31/2014	648,249	2.35	to	2.35	1,525,087	1.30	-	to	-	(6.05)	to	(6.05)
12/31/2013	650,863	2.50	to	2.50	1,629,925	1.40	-	to	-	23.26	to	23.26

Vanguard® Mid-Cap Index
12/31/2017	1,466,728	3.99	to	3.99	5,858,308	1.19	-	to	-	19.08	to	19.08
12/31/2016	1,424,646	3.35	to	3.35	4,778,515	1.32	-	to	-	11.11	to	11.11
12/31/2015	1,443,675	3.02	to	3.02	4,357,997	1.15	-	to	-	(1.43)	to	(1.43)
12/31/2014	1,450,575	3.06	to	3.06	4,442,562	0.93	-	to	-	13.59	to	13.59
12/31/2013	1,484,858	2.70	to	2.70	4,003,366	0.89	-	to	-	34.93	to	34.93

36

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Moderate Allocation
12/31/2017	321,652	$1.42	to	$1.42	$457,974	-%	-%	to	-%	14.80%	to	14.80%
12/31/2016	-	1.24	to	1.24	-	-	-	to	-	7.55	to	7.55
12/31/2015	-	1.15	to	1.15	-	-	-	to	-	(0.16)	to	(0.16)
12/31/2014	-	1.16	to	1.16	-	-	-	to	-	7.03	to	7.03
12/31/2013(1)	-	1.08	to	1.08	-	-	-	to	-	-	to	-

Vanguard® Money Market
12/31/2017	-	1.22	to	1.22	-	-	-	to	-	1.01	to	1.01
12/31/2016	-	1.21	to	1.21	-	0.42	-	to	-	0.48	to	0.48
12/31/2015	7,814,809	1.21	to	1.21	9,428,325	0.15	-	to	-	0.15	to	0.15
12/31/2014	11,299,114	1.20	to	1.20	13,611,613	0.10	-	to	-	0.09	to	0.09
12/31/2013	15,062,473	1.20	to	1.20	18,128,229	0.10	-	to	-	0.11	to	0.11

Vanguard® REIT Index
12/31/2017	679,947	3.42	to	3.42	2,325,008	2.55	-	to	-	4.78	to	4.78
12/31/2016	766,258	3.26	to	3.26	2,500,693	1.54	-	to	-	8.36	to	8.36
12/31/2015	388,430	3.01	to	3.01	1,169,898	1.95	-	to	-	2.22	to	2.22
12/31/2014	518,464	2.95	to	2.95	1,527,574	3.19	-	to	-	30.11	to	30.11
12/31/2013	460,313	2.26	to	2.26	1,042,393	1.61	-	to	-	2.33	to	2.33

Vanguard® Short-Term Investment Grade
12/31/2017	5,783	1.56	to	1.56	9,039	1.60	-	to	-	2.09	to	2.09
12/31/2016	4,390	1.53	to	1.53	6,720	2.58	-	to	-	2.72	to	2.72
12/31/2015	20,021	1.49	to	1.49	29,840	1.49	-	to	-	1.13	to	1.13
12/31/2014	43,553	1.47	to	1.47	64,191	1.65	-	to	-	1.76	to	1.76
12/31/2013	8,408	1.45	to	1.45	12,178	0.76	-	to	-	1.08	to	1.08

Vanguard® Small Company Growth Service Class
12/31/2017	588,308	3.97	to	3.97	2,334,272	0.47	-	to	-	23.46	to	23.46
12/31/2016	630,680	3.21	to	3.21	2,026,830	0.36	-	to	-	14.94	to	14.94
12/31/2015	689,608	2.80	to	2.80	1,928,207	0.32	-	to	-	(2.75)	to	(2.75)
12/31/2014	512,542	2.88	to	2.88	1,473,673	0.31	-	to	-	3.38	to	3.38
12/31/2013	694,025	2.78	to	2.78	1,930,236	0.51	-	to	-	46.54	to	46.54

Vanguard® Total Bond Market Index
12/31/2017	2,008,486	1.75	to	1.75	3,512,433	1.43	-	to	-	3.48	to	3.48
12/31/2016	1,084,061	1.69	to	1.69	1,832,026	2.43	-	to	-	2.47	to	2.47
12/31/2015	1,132,540	1.65	to	1.65	1,867,798	2.26	-	to	-	0.33	to	0.33
12/31/2014	1,218,544	1.64	to	1.64	2,002,950	2.48	-	to	-	5.89	to	5.89
12/31/2013	1,869,969	1.55	to	1.55	2,902,699	2.57	-	to	-	(2.29)	to	(2.29)

Vanguard® Total Stock Market Index
12/31/2017	255,385	3.41	to	3.41	871,558	2.10	-	to	-	20.97	to	20.97
12/31/2016	287,660	2.82	to	2.82	811,542	2.06	-	to	-	12.56	to	12.56
12/31/2015	454,692	2.51	to	2.51	1,139,677	1.37	-	to	-	0.37	to	0.37
12/31/2014	491,931	2.50	to	2.50	1,228,484	1.39	-	to	-	12.29	to	12.29
12/31/2013	410,069	2.22	to	2.22	911,942	0.58	-	to	-	33.28	to	33.28

(1) See footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

37

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

38

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a monthly contract charge from the cash value, not to exceed $10, for administrative expenses. An effective annual rate from 0.10% to 2.00% is also deducted monthly from the policy’s cash value in each subaccount of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. Monthly deductions are charged in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

39

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

40

F I N A N C I A L   S T A T E M E N T S – S T A T U T O R Y   B A S I S

A N D   S U P P L E M E N T A R Y   I N F O R M A T I O N

Transamerica Life Insurance Company

Years Ended December 31, 2017, 2016 and 2015

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of

Transamerica Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2017 and 2016, and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2017, 2016, and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016 or the results of its operations or its cash flows for the years ended December 31, 2017, 2016, and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017, 2016, and 2015, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2017 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2017, 2016, and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 30, 2018

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2017	2016
Admitted assets
Cash, cash equivalents and short-term investments	$1,788,997	$1,555,214
Bonds	26,866,118	38,483,482
Preferred stocks	102,747	102,709
Common stocks	2,954,730	2,547,695
Mortgage loans on real estate	4,202,142	5,641,558
Real estate	189,044	121,897
Policy loans	580,338	607,746
Securities lending reinvested collateral assets	2,460,919	2,303,603
Derivatives	801,215	866,950
Other invested assets	1,609,797	2,207,214

Total cash and invested assets	41,556,047	54,438,068

Accrued investment income	376,787	510,947
Premiums deferred and uncollected	108,500	149,211
Current federal income tax recoverable	760,764	524,017
Net deferred income tax asset	534,723	863,844
Variable annuity reserve hedge offset deferral	86,794	575,869
Other assets	1,067,423	1,169,129
Separate account assets	80,820,068	73,774,288

Total admitted assets	$125,311,106	$132,005,373

Liabilities and capital and surplus

Aggregate reserves for policies and contracts	$24,911,935	$37,363,159
Policy and contract claim reserves	396,176	549,053
Liability for deposit-type contracts	1,012,374	3,370,720
Other policyholders’ funds	17,782	18,126
Transfers from separate accounts due or accrued	(1,260,595)	(1,515,226)
Funds held under reinsurance treaties	4,089,838	3,603,948
Asset valuation reserve	693,506	813,683
Interest maintenance reserve	478,089	894,015
Derivatives	794,861	1,314,458
Payable for collateral under securities loaned and other transactions	2,866,693	3,018,034
Borrowed money	4,111,930	2,267,594
Other liabilities	959,694	1,432,983
Separate account liabilities	80,820,067	73,655,055

Total liabilities	$119,892,350	$126,785,602
Total capital and surplus	5,418,756	5,219,771

Total liabilities and capital and surplus	$125,311,106	$132,005,373

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations - Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015
Revenues
Premiums and other considerations	$(3,210,091)	$14,022,652	$14,299,073
Net investment income	2,391,767	2,405,198	2,428,955
Commissions and expense allowances on reinsurance ceded	668,328	451,545	581,823
Reserve adjustment on reinsurance ceded	(1,210,892)	13,653	(191,378)
Consideration received on reinsurance recapture and novations	462,313	7,326	49,723
Separate accounts net gain from operations	139,852	-	-
Fee revenue and other income	1,665,971	1,530,836	1,463,049

Total revenue	907,248	18,431,210	18,631,245

Benefits and expenses
Death benefits	1,428,999	1,543,390	1,376,035
Annuity benefits	971,208	1,157,200	1,201,449
Accident and health benefits	141,823	327,969	427,224
Surrender benefits	12,476,609	9,770,320	9,453,043
Other benefits	130,136	154,153	120,151
Net increase (decrease) in reserves	(12,451,224)	1,546,868	(1,354,476)
Commissions	901,852	1,046,135	1,324,189
Net transfers to (from) separate accounts	(1,482,085)	1,365,071	5,047,719
IMR adjustment due to reinsurance	(2,065,984)	81,293	(9,477)
General insurance expenses and other	877,104	899,485	875,339

Total benefits and expenses	928,438	17,891,884	18,461,196

Gain (loss) from operations before dividends and federal income taxes	(21,190)	539,326	170,049

Dividends to policyholders	8,056	5,969	5,894

Gain (loss) from operations before federal income taxes	(29,246)	533,357	164,155
Federal income tax (benefit) expense	(1,088,892)	(108,241)	(6,378)

Net gain (loss) from operations	1,059,646	641,598	170,533
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(538,938)	(308,708)	(343,731)

Net income (loss)	$520,708	$332,890	$(173,198)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2015	$6,762	$1,597	$(58,000)	$150,000	$3,433,747	$667	$2,453,744	$5,988,517
Net income (loss)	-	-	-	-	-	-	(173,198)	(173,198)
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	-	115,262	115,262
Change in net deferred income tax asset	-	-	-	-	-	-	294,500	294,500
Change in nonadmitted assets	-	-	-	-	-	-	(298,204)	(298,204)
Change in surplus in separate accounts	-	-		-	-	-	6,858	6,858
Change in surplus as a result of reinsurance	-	-	-	-	-	-	(108,266)	(108,266)
Dividends to stockholders	-	-	-	-	-	-	(50,000)	(50,000)
Return of capital	-	-	-	-	(300,000)	-	-	(300,000)
Other changes - net	-	-	-	-	(37,209)	1,625	14,800	(20,784)
Balance at December 31, 2015	$6,762	$1,597	$(58,000)	$150,000	$3,096,538	$2,292	$2,255,496	$5,454,685
Net income (loss)	-	-	-	-	-	-	332,890	332,890
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	575,869	(536,397)	39,472
Change in net deferred income tax asset	-	-	-	-	-	-	191,511	191,511
Change in nonadmitted assets	-	-	-	-	-	-	106,536	106,536
Change in asset valuation reserve	-	-	-	-	-	-	60,538	60,538
Change in surplus in separate accounts	-	-	-	-	-	-	2,604	2,604
Cumulative effect of change in accounting principle	-	-	-	-	-	-	(276,042)	(276,042)
Dividends to stockholders	-	-	-	-	-	-	(385,630)	(385,630)
Return of capital	-	-	-	-	(314,056)	-	-	(314,056)
Other changes - net	-	(315)	-	-	(3,652)	(225)	11,455	7,263
Balance at December 31, 2016	$6,762	$1,282	$(58,000)	$150,000	$2,778,830	$577,936	$1,762,961	$5,219,771

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus - Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2016	$6,762	$1,282	$(58,000)	$150,000	$2,778,830	$577,936	$1,762,961	$5,219,771
Net income (loss)	-	-	-	-	-	-	520,708	520,708
Change in net unrealized capital gains/losses, net of tax	-	-	-	-	-	(489,075)	1,163,759	674,684
Change in net deferred income tax asset	-	-	-	-	-	-	(905,304)	(905,304)
Change in nonadmitted assets	-	-	-	-	-	-	458,625	458,625
Change in asset valuation reserve	-	-	-	-	-	-	120,177	120,177
Change in surplus in separate accounts	-	-	-	-	-	-	(117,876)	(117,876)
Change in surplus as a result of reinsurance	-	-	-	-	-	-	230,908	230,908
Return of capital	-	-	-	-	(297,572)	-	-	(297,572)
Dividends to stockholders	-	-	-	-	-	-	(480,523)	(480,523)
Other changes - net	-	(298)	-	-	(626)	981	(4,899)	(4,842)

Balance at December 31, 2017	$6,762	$984	$(58,000)	$150,000	$2,480,632	$89,842	$2,748,536	$5,418,756

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015
Operating activities
Premiums and annuity considerations	$5,334,399	$12,158,028	$14,361,992
Net investment income	2,368,128	2,226,910	2,309,798
Other income	6,634,042	2,011,519	1,759,927
Benefit and loss related payments	(15,489,520)	(12,890,472)	(12,576,579)
Net transfers from separate accounts	1,757,093	(1,237,126)	(5,110,244)
Commissions and operating expenses	(1,868,853)	(1,897,305)	(2,202,781)
Dividends paid to policyholders	(7,348)	(6,935)	(7,743)
Federal income taxes (paid) received	660,336	(203,264)	(279,806)

Net cash provided by (used in) operating activities	(611,723)	161,355	(1,745,436)

Investing activities
Proceeds from investments sold, matured or repaid	$9,707,267	$12,834,302	$15,453,602
Costs of investments acquired	(7,489,659)	(14,363,288)	(14,784,702)
Net increase (decrease) in policy loans	27,407	41,992	39,965

Net cash provided by (used in) investing activities	$2,245,015	$(1,486,994)	$708,865

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(309,179)	$(333,074)	$(327,213)
Dividends to stockholders	(480,523)	(385,630)	(50,000)
Net deposits (withdrawals) on deposit-type contracts	(2,130,086)	(217,744)	(328,515)
Net change in borrowed money	1,833,515	1,769,852	30,508
Net change in funds held under reinsurance treaties	(220,588)	(108,899)	688,121
Net change in payable for collateral under securities lending and other transactions	(151,384)	(800,797)	(332,116)
Other cash (applied) provided	58,736	670,439	450,648

Net cash provided by (used in) financing and miscellaneous activities	(1,399,509)	594,147	131,433

Net increase (decrease) in cash, cash equivalents and short-term investments	233,783	(731,492)	(905,138)

Cash, cash equivalents and short-term investments:
Beginning of year	1,555,214	2,286,706	3,191,844

End of year	$1,788,997	$1,555,214	$2,286,706

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
Supplemental disclosures of cash flow information	2017	2016	2015

Significant non-cash activities during the year not included in the Statutory Statements of Cash Flow

Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$7,196,754	$-	$-
Transfer of bonds, mortgage loans, and derivatives related to affiliated reinsurance amendment	$5,650,741	$2,648,094
Transfer of bonds to settle reinsurance obligations	$172,338	$113,566	$345,914
Asset transfer of ownership between hedge funds	$62,567	$-	$-

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December  31, 2017

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Prior to September 30, 2015, all outstanding common shares of the Company were owned by Transamerica International Holdings, Inc. (TIHI). Prior to September 29, 2015, the Series B preferred shares of the Company were owned by Transamerica Corporation (TA Corp) and AEGON USA, LLC (AEGON). On September 29, 2015, TA Corp and AEGON contributed their respective share of the Company’s Series B preferred share to TIHI. Effective September 30, 2015, TIHI merged into CGC. As a result of this merger, the Company is now wholly-owned by CGC.

On January 1, 2016, the Company completed a merger with Global Preferred Re Limited (GPRe), a Bermuda-domiciled affiliate. On October 1, 2015, the Company completed a merger with Stonebridge Life Insurance Company (SLIC), a Vermont-domiciled affiliate. The mergers were accounted for in accordance with Statement of Statutory Accounting Principles (SAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of GPRe and SLIC were carried forward to the merged company. As a result of the merger, GPRe and SLIC’s common stock was deemed cancelled by operation of law. Each share of the Company’s capital stock issued and outstanding immediately before the merger shall continue to represent one share of the capital stock.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers, and financial institutions.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which practices differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of Iowa. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements:

The Company, with the permission of the Iowa Commissioner of Insurance, is allowed special accounting treatment for certain hedges of interest rate exposures on variable annuity products that would not otherwise conform to current accounting guidance under SSAP No. 86 – Derivatives of the NAIC SAP. The Company recognizes a reserve hedge offset deferral for the difference between the hedge results associated with a highly effective clearly defined hedge strategy related to variable annuity interest rate risks and the corresponding interest-rate related impact to variable annuity results. During 2017 and 2016, the deferral was granted and will be amortized through special surplus funds, change in net unrealized capital gains (losses) financial statement line, on a straight line basis over a period of 10 years beginning in the period of deferral. The Company may request permission from the IID for the deferral annually.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

The Company previously disclosed a state permitted practice to record the value of its wholly-owned Bermuda domiciled life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP or foreign statutory basis financial statements equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No.97 – Investments in Subsidiary, Controlled and Affiliated Entities, paragraph 9. Changes in the Bermuda Insurance Act 1978 require TLB to file audited GAAP or IFRS financials with the Bermuda Monetary Authority in 2016 rather than statutory basis financials. As a result of the change in the Bermuda regulation, the Company began recording the value of TLB in accordance with SSAP No. 97 in first quarter of 2016, therefore eliminating the need for a permitted practice.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP#	F/S Page	F/S Line	2017	2016	2015
Net income (loss), State of Iowa basis				$520,708	$332,890	$(173,198)
State prescribed practices that are an increase(decrease) from NAIC SAP: Separate account asset valuation	56	NA	NA	-	-	-

State permitted practices that are an increase(decrease) from NAIC SAP: Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds - Change in net unrealized capital gains/ losses	-	-	-
TLB	97	Balance Sheet	Common Stock	-	-	-

Net income (loss), NAIC SAP				$520,708	$332,890	$(173,198)

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,418,756	$5,219,771	$5,454,685
State prescribed practices that are an increase(decrease) from NAIC SAP: Separate account asset valuation	56	NA	NA	-	-	-

State permitted practices that are an increase(decrease) from NAIC SAP: Hedge reserve offset deferral	86	Balance Sheet; Statement of Changes in Capital and Surplus	Variable annuity reserve hedge offset deferral Special surplus funds - Change in net unrealized capital gains/ losses	(86,794)	(575,869)	-
TLB	97	Balance Sheet	Common Stock	-	-	74,225

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,331,962	$4,643,902	$5,528,910

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI is recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are primarily reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

(D)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a USD denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect, converts a fixed U.S. Treasury into a hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

Repurchase agreement transactions are accounted for as secured borrowings.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of receivables from reinsurance, accounts receivable and company owned life insurance. Company owned life insurance is carried at cash surrender value.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

Recent Accounting Pronouncements

Effective January 1, 2017, the NAIC adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the NAIC adopted revisions to SSAP No. 41, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

cost or fair value. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the NAIC adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the NAIC adopted revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective December 31, 2017, the NAIC adopted revisions to SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, which remove SVO-identified instruments (as defined in the SSAP) from the definition of a bond, and provide guidance for these instruments separately from bonds. The SVO-identified instruments will be required to be reported at fair value, using net asset value as a practical expedient, unless the investment qualifies for, and the reporting entity elects, use of a documented systematic value approach. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Change in Accounting Principles

The Company began recording the value of its foreign insurance subsidiary in accordance with SSAP No. 97 in 2016, therefore eliminating the need for a permitted practice. This change in accounting impacted the carrying value of the subsidiary and the AVR reported on the Company’s balance sheet. The cumulative effect of implementing the change in accounting effective January 1, 2016, was a $276,042 decrease in capital and surplus. The cumulative effect consisted of two components, a $142,142 change in unrealized loss on the subsidiary and a $133,900 increase in AVR.

During 2015, the Company had $20,999 of change reserve in valuation basis which was recorded directly as a reduction of surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation.

Reclassifications

The Company reclassified certain balances within the statutory financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods as a result of reclassifications.

Revision to Prior Years

During 2017, the Company identified errors in prior year financial statements for which the Company has determined it appropriate to revise. The Company assessed the materiality of these revisions and concluded these revisions are not material to the December 31, 2016 and 2015 financial statements as a whole. The following tables show the impact of the revision:

		As of December 31, 2016

		Revisions of errors

Balance Sheet	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Cash, cash equivalents, and short–term investments	$1,470,814	$84,400	$–	$–	$1,555,214
Bonds	38,632,034	(148,552)	–	–	38,483,482
Other invested assets	2,058,662	148,552	–	–	2,207,214
Other assets	1,038,183	130,946	–	–	1,169,129

Total admitted assets	$131,790,027	$215,346	$–	$–	$132,005,373

Aggregate reserves for policies and contracts	37,375,059	–		(11,900)	37,363,159
Other liabilties	1,190,754	215,346		26,883	1,432,983

Total liabilities	126,555,273	215,346	–	14,983	126,785,602
Total capital and surplus	5,234,754	–		(14,983)	5,219,771

Total liabilities and capital and surplus	$131,790,027	$215,346	$–	$–	$132,005,373

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Year Ended December 31, 2016

		Revisions of errors

Statement of Operations	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Revenues
Net investment income	$2,533,198	$–	$(128,000)	$–	$2,405,198

Total revenue	18,559,210	–	(128,000)	–	18,431,210
Benefits and expenses
Net increase (decrease) in reserves	1,546,068	–	–	800	1,546,868
Commissions	1,029,935	–	–	16,200	1,046,135

Total benefits and expenses	17,874,884	–	–	17,000	17,891,884
Gain (loss) from operations before federal income taxes	678,357	–	(128,000)	(17,000)	533,357
Federal income tax (benefit) expense	(101,441)	–	–	(6,800)	(108,241)

Net gain (loss) from operations	779,798	–	(128,000)	(10,200)	641,598

Net income (loss)	$471,090	$–	$(128,000)	$(10,200)	$332,890

		Year Ended December 31, 2016

		Revisions of errors

Statement of Changes in Capital and Surplus	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Balance at December 31, 2015	$5,449,209	$–	$(16,800)	$22,276	$5,454,685
Net income (loss)	471,090	–	(128,000)	(10,200)	332,890
Change in net unrealized capital gain/losses, net of tax	(113,128)	–	144,800	7,800	39,472
Change in net deferred income tax asset	183,306	–	–	8,205	191,511
Change in nonadmitted assets	114,741	–	–	(8,205)	106,536
Other changes - net	42,122	–	–	(34,859)	7,263

Balance at December 31, 2016	$5,234,754	$–	$–	$(14,983)	$5,219,771

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Year Ended December 31, 2016

		Revisions of errors

Statement of Cash Flows	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Net investment income	$2,356,181	$(1,271)	$(128,000)	$–	$2,226,910
Benefit and loss related payments	(13,002,709)	112,237	–	–	(12,890,472)

Net cash provided by operating activities	178,389	110,966	(128,000)	–	161,355
Proceeds from investments sold, matured or repaid	12,937,386	(231,084)	128,000	–	12,834,302
Cost of investments acquired	(14,480,806)	117,518	–	–	(14,363,288)

Net cash provided by (used in) investing activities	(1,501,428)	(113,566)	128,000	–	(1,486,994)
Other cash (applied) provided	590,039	80,400	–	–	670,439

Net cash provided by (used in) financing and miscellaneous activities	513,747	80,400	–	–	594,147
Net increase (decrease) in cash, cash equivalents and short–term investments	(809,292)	77,800	–	–	(731,492)
Cash, cash equivalents and short–term investments:
Beginning of year	$2,280,106	$6,600	$–	$–	$2,286,706

End of year	$1,470,814	$84,400	$–	$–	$1,555,214

		Year Ended December 31, 2015

		Revisions of errors

Statement of Operations	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Revenues
Premiums and other considerations	$14,805,287	$(506,214)	$–	$–	$14,299,073
Net investment income	2,411,194	–	–	17,761	2,428,955

Total revenue	19,119,698	(506,214)	–	17,761	18,631,245
Benefits and expenses:
Surrender benefits	9,855,357	(402,314)	–	–	9,453,043
Net increase (decrease) in reserves	(1,359,176)	–	–	4,700	(1,354,476)
Net transfers to (from) separate accounts	5,151,619	(103,900)	–	–	5,047,719

Total benefits and expenses	18,962,710	(506,214)	–	4,700	18,461,196
Gain (loss) from operations before federal income taxes	151,094	–	–	13,061	164,155
Federal income tax (benefit) expense	(9,618)	–	–	3,240	(6,378)

Net gain (loss) from operations	160,712	–	–	9,821	170,533

Net income (loss)	$(183,019)	$–	$–	$9,821	$(173,198)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Revisions of errors

Statement of Changes in Capital and Surplus	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Balance at December 31, 2014	$5,999,557	$-	$-	$(11,040)	$5,988,517
Net income (loss)	(183,019)	-	-	9,821	(173,198)
Change in net unrealized capital gain/losses, net of tax	95,872	-	(16,800)	36,190	115,262
Change in net deferred income tax asset	300,765	-	-	(6,265)	294,500
Change in nonadmitted assets	(318,398)	-	-	20,194	(298,204)
Other changes - net	5,840	-	-	(26,624)	(20,784)

Balance at December 31, 2015	$5,449,209	$-	$(16,800)	$22,276	$5,454,685

		Revisions of errors

Statement of Cash Flows	As reported	Financial statement presentation	Distributions from subsidiary	Other adjustments	As revised

Premiums and annuity considerations	$14,868,206	$(506,214)	$-	$-	$14,361,992
Net investment income	2,306,617	3,181	-	-	2,309,798
Benefit and loss related payments	(12,846,598)	270,019	-	-	(12,576,579)
Net transfers from separate accounts	(5,214,144)	103,900	-	-	(5,110,244)

Net cash provided by (used in) operating activities	(1,616,322)	(129,114)	-	-	(1,745,436)
Cost of investments acquired	(15,130,616)	345,914	-	-	(14,784,702)

Net cash provided by (used in) investing activities	362,951	345,914	-	-	708,865
Other cash (applied) provided	660,848	(210,200)	-	-	450,648

Net cash provided by (used in) financing and miscellaneous activities	341,633	(210,200)	-	-	131,433
Net increase (decrease) in cash, cash equivalents and short-term investments	$(911,738)	$6,600	$-	$-	$(905,138)
Cash, cash equivalents and short-term investments:

End of year	$2,280,106	$6,600	$-	$-	$2,286,706

Financial statement presentations:

Management has determined that the amounts primarily relate to misclassifications of balances within the Balance Sheet as of December 31, 2016 and the Statements of Operations and Cash Flows for the years ended December 31, 2016 and 2015:

•

Related party reinsurance receivables and payables should not be classified as balances due to/from affiliates but classified as reinsurance receivables/payables. This change resulted in offsetting understatements of total assets and total liabilities due to the netting of receivable and payable balances in prior years. The amounts are reported in other assets and other liabilities on the Balance Sheets. The classification error also resulted in offsetting misstatements to cash provided by (used in) operating activities and cash provided by (used in) financing and miscellaneous activities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

•	Certain surplus note assets had been misclassified as bonds instead of other invested assets on the Balance Sheets, however this error had no impact to total invested assets.

•

A misclassification between cash and an intercompany account was identified while reviewing cash account reconciliations. This change resulted in an offsetting misstatement to cash and other liabilities on the Balance Sheet. The error also resulted in a misstatement to cash provided by (used in) financing and miscellaneous activities and the end of year cash balance in the Statements of Cash Flows.

•

A non-cash asset transfers in support of quarterly reinsurance obligations had not been properly eliminated from the Statements of Cash Flows. This resulted in offsetting misstatement to cash provided by (used in) operating activities and net cash provided by (used in) investing activities.

•

An investment of certain separate account sub-accounts were not properly eliminated which resulted in duplication of transactional entries causing offsetting misstatements to premiums and other considerations, surrender benefits, and net transfers to separate accounts in the Statement of Operations for the year ended December 31, 2015. The error also resulted in offsetting misstatements within the cash provided by (used in) operating activities for the year ended December 31, 2015.

Distribution from subsidiary:

Management determined that distributions from an investment subsidiary were characterized as net investment income and should have been a return on investment as the subsidiary did not have sufficient distributable earnings. The classification error resulted in misstatements to net investment income on the Statement of Operations and change in net unrealized capital/gain loss on the Statement of Changes in Capital and surplus. Ending capital and surplus as of December 31, 2016 was not misstated due to the classification error. The error also resulted in offsetting misstatements to cash provided by (used in) operating activities and net cash provided by (used in) investing activities in the Statement of Cash Flows for the year ended December 31, 2016.

Other Adjustments:

Other adjustments primarily relate to actuarial modeling errors and accounting policy errors. The Company considered the impacts of each of these errors to be not material both individually and in the aggregate and concluded that none were significant for individual categorization herein.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2017 and 2016, respectively:

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,543,548	$1,543,566	$1,035,520	$508,028	$–
Short-term notes receivable from affiliates	168,300	168,300	–	168,300	–
Bonds	29,199,310	26,866,118	8,409,475	20,167,308	622,527
Preferred stocks, other than affiliates	94,354	95,585	–	91,174	3,180
Common stocks, other than affiliates	203,091	203,091	5,320	20	197,751
Mortgage loans on real estate	4,330,683	4,202,142	–	–	4,330,683
Other invested assets	232,122	195,050	–	226,170	5,952
Options	170,119	170,119	–	170,119	–
Interest rate swaps	574,599	574,448	–	541,454	33,145
Currency swaps	8,349	10,269	–	8,349	–
Credit default swaps	55,537	36,620	–	55,537	–
Equity swaps	9,760	9,760	–	9,760	–
Policy loans	580,338	580,338	–	580,338	–
Securities lending reinvested collateral	2,460,919	2,460,919	–	2,460,919	–
Separate account assets	80,149,650	80,096,666	76,888,437	3,253,417	7,796

Liabilities
Investment contract liabilities	12,427,585	11,460,334	–	251,404	12,176,181
Options	45,443	45,443	–	45,443	–
Interest rate swaps	305,657	438,194	–	303,184	2,473
Currency swaps	5,041	2,776	–	5,041	–
Credit default swaps	(12,107)	23,526	–	(12,107)	–
Equity swaps	284,921	284,921	–	284,921	–
Separate account annuity liabilities	74,664,347	74,665,853	1,550	74,619,387	43,410

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2016
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,435,906	$1,435,906	$–	$1,435,906	$–
Short-term notes receivable from affiliates	–	–	–	–	–
Bonds	41,564,816	38,483,482	8,543,520	32,146,440	874,856
Preferred stocks, other than affiliates	94,325	95,547	–	91,172	3,153
Common stocks, other than affiliates	194,833	194,833	1,905	–	192,928
Mortgage loans on real estate	5,801,102	5,641,558	–	–	5,801,102
Other invested assets	353,438	297,571	–	345,757	7,681
Options	182,667	182,667	–	182,667	–
Interest rate swaps	678,868	587,537	–	674,938	3,930
Currency swaps	21,819	21,408	–	21,819	–
Credit default swaps	36,173	26,828	–	36,173	–
Equity swaps	48,509	48,509	–	48,509	–
Policy loans	607,746	607,746	–	607,746	–
Securities lending reinvested collateral	2,303,603	2,303,603	–	2,303,603	–
Separate account assets	72,675,382	72,638,065	69,229,744	3,399,333	46,305

Liabilities
Investment contract liabilities	17,237,938	15,077,116	–	265,681	16,972,257
Options	82,070	82,070	–	82,070	–
Interest rate swaps	183,689	806,424	–	(179,214)	362,903
Currency swaps	1,666	76	–	1,666	–
Credit default swaps	13,478	44,647	–	13,478	–
Equity swaps	381,242	381,242	–	381,242	–
Separate account annuity liabilities	66,986,814	66,987,131	1,996	66,926,286	58,532

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2017 and 2016:

	2017
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$–	$21,438	$14,618	$36,056

Total bonds	–	21,438	14,618	36,056

Preferred stock
Industrial and miscellaneous	–	1,964	3,180	5,144

Total preferred stock	–	1,964	3,180	5,144

Common stock
Mutual funds	–	5	–	5
Industrial and miscellaneous	5,320	15	197,751	203,086

Total common stock	5,320	20	197,751	203,091

Cash equivalents and short-term
Money market mutual funds	1,035,520	–	–	1,035,520

Total cash equivalents and short-term	1,035,520	–	–	1,035,520

Securities lending reinvested collateral	–	2,460,919	–	2,460,919
Derivative assets	–	721,333	31,703	753,036
Separate account assets	76,780,559	2,607,246	51,040	79,438,845

Total assets	$77,821,399	$5,812,920	$298,292	$83,932,611

Liabilities:
Derivative liabilities	$–	$679,730	$2,473	$682,203
Separate account liabilities	1,550	–	–	1,550

Total liabilities	$1,550	$679,730	$2,473	$683,753

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$–	$1,124	$–	$1,124
Industrial and miscellaneous	–	20,216	18,746	38,962
Hybrid securities	–	2,573	–	2,573

Total bonds	–	23,913	18,746	42,659

Preferred stock
Industrial and miscellaneous	–	–	3,153	3,153

Total preferred stock	–	–	3,153	3,153

Common stock
Mutual funds	761	–	–	761
Industrial and miscellaneous	1,144	–	192,928	194,072

Total common stock	1,905	–	192,928	194,833

Short-term investments
Government	–	598,723	–	598,723
Industrial and miscellaneous	–	820,579	–	820,579
Sweep accounts	–	16,604	–	16,604

Total short-term investments	–	1,435,906	–	1,435,906

Securities lending reinvested collateral	–	2,303,603	–	2,303,603
Derivative assets	–	813,180	3,930	817,110
Separate account assets	69,213,345	2,706,809	45,420	71,965,574

Total assets	$69,215,250	$7,283,411	$264,177	$76,762,838

Liabilities:
Derivative liabilities	$–	$878,117	$362,903	$1,241,020
Separate account liabilities	1,996	871	–	2,867

Total liabilities	$1,996	$878,988	$362,903	$1,243,887

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stock classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services. Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

Transfers from Level 1 to Level 2 for common stock were attributable to securities being valued using third party vendor inputs, subsequently changing to being valued using external money managers during 2017.

Transfers from Level 1 to Level 2 for separate account common stock were attributable to securities being valued using third party vendor inputs at December 31, 2015, subsequently changing to being valued using external money managers during 2016.

Transfers from Level 2 to Level 1 for short term securities were attributable to money market mutual funds being valued at amortized cost, subsequently changed to being valued using vendor pricing during Q4 2017.

Transfers from Level 1 to Level 2 for separate account bonds were attributable to securities being valued using an index at December 31, 2015, subsequently changing to being valued using a different index during 2016.

Transfers from Level 1 to Level 2 for separate account common stock were attributable to securities being valued using third party vendor inputs, subsequently changing to being valued using external money manager during 2017.

Transfers from Level 2 to Level 1 for separate account common stock were attributable to securities being valued using external money managers at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets classified in Level 3 for 2017 and 2016:

	Beginning Balance at January 1, 2017	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Government	$–	$–	$–	$(8)	$8
RMBS	–	–	–	(30)	30
Other	18,746	2,571	2,555	2	1,306
Preferred stock	3,153	–	–	–	(518)
Common stock	192,928	7	6	(2,246)	1,896
Derivatives	(358,974)	457	–	(174,683)	387,747
Separate account assets	45,420	3,249	2,719	16	4,887

Total	$(98,727)	$6,284	$5,280	$(176,949)	$395,356

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2017

Bonds
Government	$–	$–	$–	$–	$–
RMBS	–	–	–	–	–
Other	–	6,082	–	11,533	14,618
Preferred stock	546	–	–	–	3,180
Common stock	155	12,164	1,000	6,148	197,751
Derivatives	–	–	(8,536)	(166,147)	29,230
Separate account assets	5,393	–	755	4,452	51,040

Total	$6,094	$18,246	$(6,781)	$(144,014)	$295,819

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Beginning Balance at January 1, 2016	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)
Bonds
Government	$–	$–	$–	$(9)	$9
RMBS	1,439	–	1,428	(122)	116
Other	21,439	885	184	(2,852)	5,003
Preferred stock	–	–	–	512	(101)
Common stock	118,338	–	–	–	101
Derivatives	(13,426)	–	–	(189,403)	(348,382)
Separate account assets	32,569	5,578	9,142	15,896	81

Total	$160,359	$6,463	$10,754	$(175,978)	$(343,173)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2016
Bonds
Government	$–	$–	$–	$–	$–
RMBS	–	–	–	5	–
Other	1,663	–	–	7,208	18,746
Preferred stock	3,254	–	–	512	3,153
Common stock	73,000	1,689	200	–	192,928
Derivatives	2,834	–	(80,527)	(108,876)	(358,974)
Separate account assets	1,520	–	–	1,082	45,420

Total	$82,271	$1,689	$(80,327)	$(100,069)	$(98,727)

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost, subsequently changing to being carried at fair value during 2017. Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2015 and subsequently changing to being carried at fair value during 2016.

Transfers out for bonds were the result of a security being carried at fair value, subsequently changing to being carried at amortized cost during 2017. Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015, subsequently changing to being carried at amortized cost during 2016.

Transfers in for common stocks were attributable to securities being valued using third party vendor inputs, subsequently changing to being valued using a stale price during 2017.

Transfers out for common stocks were attributable to securities being valued using broker quotes, subsequently changing to being valued using third party vendor inputs during 2017.

Transfers in for separate account bonds were attributable to a security being valued using a stale price, subsequently changing to being valued using broker quotes during 2017. Transfers in for separate account assets were attributable to securities being valued using third party vendor inputs

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

at December 31, 2015 and subsequently changing to being valued using broker quotes during 2016.

Transfers out for separate account bonds were attributable to securities being valued using a stale price or broker quotes, subsequently changing to being valued using third party vendor inputs during 2017. Transfers out for separate account assets were attributable to securities being valued using a stale price at December 31, 2015 and subsequently changing to being valued using third party vendor inputs during 2016. In addition, transfers out for separate account assets were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third party vendor inputs during 2016.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2017, the Company held no property as held-for- sale. The Company had parcels of land that were held for sale as of December 31, 2016. Fair value less cost to sell of these properties was $8,570. Two parcels of land had a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2016.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments Bonds and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2017
Bonds:
United States Government and agencies	$7,608,636	$641,623	$83,506	$8,166,753
State, municipal and other government	605,420	62,573	4,509	663,484
Hybrid securities	279,523	42,592	11,135	310,980
Industrial and miscellaneous	14,161,753	1,500,166	65,237	15,596,681
Mortgage and other asset-backed securities	4,210,786	296,492	45,867	4,461,412

Total bonds	26,866,118	2,543,446	210,254	29,199,310
Unaffiliated preferred stocks	95,585	5,552	6,783	94,354

	$26,961,703	$2,548,998	$217,037	$29,293,664

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$187,538	$15,572	$19	$203,091

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2016
Bonds:
United States Government and agencies	$7,909,126	$480,225	$276,098	$8,113,253
State, municipal and other government	846,024	38,500	21,056	863,468
Hybrid securities	463,953	21,551	29,150	456,354
Industrial and miscellaneous	22,524,122	2,926,363	221,692	25,228,793
Mortgage and other asset-backed securities	6,735,275	298,695	137,661	6,896,309
Affiliated bonds	4,982	1,657	–	6,639

Total bonds	38,483,482	3,766,991	685,657	41,564,816
Unaffiliated preferred stocks	95,547	3,771	4,992	94,326

	$38,579,029	$3,770,762	$690,649	$41,659,142

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Unaffiliated common stocks	$179,505	$15,621	$293	$194,833

The carrying amount and estimated fair value of bonds at December 31, 2017, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2017
December 31:	Carrying Value	Fair Value
Due in one year or less	$809,307	$824,425
Due after one year through five years	4,310,609	4,483,201
Due after five years through ten years	4,703,004	5,152,079
Due after ten years	12,832,412	14,278,193

	22,655,332	24,737,898
Mortgage and other asset-backed securities	4,210,786	4,461,412

	$26,866,118	$29,199,310

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2017 and 2016 is as follows:

	2017

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,132,368	$81,324	$185,141	$2,182
State, municipal and other government	82,535	4,141	42,106	368
Hybrid securities	72,531	11,135	–	–
Industrial and miscellaneous	1,161,032	49,060	975,964	16,177
Mortgage and other asset-backed securities	590,847	30,460	666,486	15,407

Total bonds	3,039,313	176,120	1,869,697	34,134

Preferred stocks-unaffiliated	18,284	6,722	3,846	61
Common stocks-unaffiliated	–	–	549	19

	$3,057,597	$182,842	$1,874,092	$34,214

	2016

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$–	$–	$3,765,738	$276,098
State, municipal and other government	49,698	9,136	290,257	11,920
Hybrid securities	107,667	26,842	65,108	2,308
Industrial and miscellaneous	845,412	81,739	3,754,485	140,208
Mortgage and other asset-backed securities	673,363	74,418	2,512,512	63,243

Total bonds	1,676,140	192,135	10,388,100	493,777

Preferred stocks-unaffiliated	22,207	4,802	4,736	190
Common stocks-unaffiliated	–	–	1,726	293

	$1,698,347	$196,937	$10,394,562	$494,260

During 2017 and 2015, respectively, there were no loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis. During 2016 there was $27,182 of loan-backed structured securities with a recognized OTTI due to the inability or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2017, 2016 and 2015 the Company recognized OTTI of $7,751, $17,321 and $10,428, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2017, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
05948KV63	$4,957	$4,954	$3	$4,954	$4,651	3/31/2017
05950WAM0	3,936	1,968	1,968	1,968	2,359	3/31/2017
65536PAA8	812	795	17	795	534	3/31/2017
61751NAM4	583	–	583	–	317	3/31/2017
48123HAA1	574	461	113	461	158	3/31/2017
059523AS9	126	5	121	5	19	3/31/2017
65536PAA8	758	747	10	748	551	6/30/2017
70557RAB6	6,179	6,044	134	6,044	4,852	6/30/2017
48123HAA1	440	425	15	425	139	6/30/2017
52108MDN0	4,563	3,448	1,115	3,448	2,371	6/30/2017
52108HYQ1	710	–	710	–	–	6/30/2017
52108HYP3	2,539	–	2,539	–	–	6/30/2017
65536PAA8	713	704	9	704	545	9/30/2017
48123HAA1	391	299	92	299	105	9/30/2017
52522QAM4	43,179	42,924	255	42,924	37,554	12/31/2017
65536PAA8	682	664	17	664	512	12/31/2017
48123HAA1	288	263	24	263	69	12/31/2017
126380AA2	5,203	5,178	26	5,178	5,179	12/31/2017

			$7,751

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2017 and 2016 is as follows:

	2017		2016
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31:
The aggregate amount of unrealized losses	$30,444	$28,759	$74,418	$86,409
The aggregate related fair value of securities with unrealized losses	589,801	690,608	673,363	2,548,835

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 435 and 326 securities with a carrying amount of $3,240,439 and $1,905,967, and an unrealized loss of $182,842 and $196,937 with an average price of 94.4 and 89.7 (fair value/amortized cost). Of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

this portfolio, 88.9% and 66.2% were investment grade with associated unrealized losses of $132,062 and $105,393, respectively.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 457 and 1,128 securities with a carrying amount of $1,907,737 and $10,886,803 and an unrealized loss of $34,195 and $493,967 with an average price of 98.2 and 95.5 (fair value/amortized cost). Of this portfolio, 86.6% and 96.4% were investment grade with associated unrealized losses of $26,208 and $471,156, respectively.

At December 31, 2017 and 2016, respectively, there were no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2017 and 2016, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 4 securities with a cost of $592 and $2,020 and an unrealized loss of $43 and $294 with an average price of 92.8 and 85.5 (fair value/cost).

The following structured notes were held at December 31, 2017 and 2016:

December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$4,296	$4,802	$4,301	NO
44965UAA2	205	241	205	NO
912810QV3	14,974	15,644	16,022	NO
912810RA8	772,522	951,760	831,117	NO
912810RL4	1,195,281	1,333,989	1,249,924	NO

Total	$1,987,278	$2,306,436	$2,101,569

December 31, 2016
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$11,561	$11,074	$11,566	NO
G52836AB2	10,050	10,310	10,050	NO
912810QV3	14,974	14,392	15,722	NO
912810RA8	772,522	873,726	809,956	NO
912810RL4	1,195,281	1,225,476	1,222,583	NO

Total	$2,004,388	$2,134,978	$2,069,877

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2017
Bond, amortized cost	4	$33,531	$35,359
Loan-backed and structured securities, amortized cost	1	9	9

Total	5	$33,540	$35,368

December 31, 2016
Bond, amortized cost	2	$14,644	$1 4,473
Loan-backed and structured securities, amortized cost	1	432	430

Total	3	$15,076	$14,903
During 2017, the Company sold, redeemed or otherwise disposed of 105 securities as a result of a callable feature which generated investment income of $44,617 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2017	2016	2015
Proceeds	$17,572,041	$10,218,560	$12,429,993

Gross realized gains	$2,371,708	$155,810	$180,050
Gross realized losses	(146,551)	(117,206)	(158,916)

Net realized capital gains (losses)	$2,225,157	$38,604	$21,134

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2017, 2016 and 2015 of $18,892 , $40,319 and $13,947 , respectively.

At December 31, 2017 and 2016, the Company had no investments in restructured securities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Mortgage Loans

The credit qualities of mortgage loans by type of property for the year ended December 31, 2017 and 2016 were as follows:

December 31, 2017
	Farm	Commercial	Mezzanine	Total
AAA - AA	$16,247	$2,421,619	$–	$2,437,866
A	41,447	1,549,298	–	1,590,745
BBB	–	125,975	–	125,975
BB	–	16,144	–	16,144
B	8,912	49,118	–	58,030

	$66,606	$4,162,154	$–	$4,228,760

December 31, 2016
	Farm	Commercial	Mezzanine	Total
AAA - AA	$–	$3,418,276	$–	$3,418,276
A	68,833	1,832,506	–	1,901,339
BBB	–	255,494	–	255,494
BB	–	58,846	–	58,846
B	9,024	–	–	9,024

	$77,857	$5,565,122	$–	$5,642,979

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2017, the Company issued mortgage loans with a maximum interest rate of 7.35% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination was 77%. During 2016, the Company issued mortgage loans with a maximum interest rate of 8.71% and a minimum interest rate of 3.00% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination was 91%. During 2015, the Company issued mortgage loans with a maximum interest rate of 4.59% and a minimum interest rate of 3.50% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2015 at the time of origination was 75%.

During 2017 or 2016, the Company did not reduce the interest rate on any outstanding mortgage loans.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2017 and 2016.

	Farm	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2017
Recorded Investment (All)
(a) Current	$66,606	$–	$–	$–	$4,153,714	$–	$4,220,320
(b) 30-59 Days Past Due	–	–	–	–	3,641	–	3,641
(c) 60-89 Days Past Due	–	–	–	–	–	–	–
(d) 90-179 Days Past Due	–	–	–	–	–	–	–
(e) 180+ Days Past Due	–	–	–	–	4,799	–	4,799
Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment	$34,964	$–	$–	$–	$1,252,751	$–	$1,287,715

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2016
Recorded Investment (All)
(a) Current	$77,857	$–	$–	$–	$5,565,122	$–	$5,642,979
(b) 30-59 Days Past Due	–	–	–	–	–	–	–
(c) 60-89 Days Past Due	–	–	–	–	–	–	–
(d) 90-179 Days Past Due	–	–	–	–	–	–	–
(e) 180+ Days Past Due	–	–	–	–	–	–	–
Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment	$36,297	$–	$–	$–	$1,023,342	$–	$1,059,639

At December 31, 2017, multiple mortgage loans with a carrying value of $4,799 were non-income producing for the previous 180 days, and at December 31, 2016, no mortgage loans were non-income producing. There was no accrued interest related to these mortgage loans at December 31, 2017 or 2016. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2017 and 2016 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2017 and 2016, respectively, the Company held $49,118 and $6,077 in impaired loans with related allowance for credit losses of $26,618 and $1,421. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2017 and 2016, respectively. There were no mortgage loans submit to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. The average recorded investment in impaired loans during 2017 and 2016 was $10,793 and $9,820, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2017	2016	2015
Balance at beginning of period	$1,421	$1,569	$7,693
Additions, net charged to operations	26,618	174	7,225
Recoveries in amounts previously charged off	(1,421)	(322)	(13,349)

Balance at end of period	$26,618	$1,421	$1,569

The following table provides the aggregate amount of mortgage loans derecognized as a result of foreclosure and the collateral recognized:

	Year Ended December 31
	2017	2016
Aggregate amount of mortgage loans derecognized	$–	$10,522
Real estate collateral recognized	–	10,543
Other collateral recognized	–	–
Receivables recognized from a government guarantee of the foreclosed mortgage loan	–	–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2017, 2016 and 2015, respectively, the Company recognized $5,359, $677 and $92 of interest income on impaired loans. Interest income of $2,806, $786 and $289, respectively, was recognized on a cash basis for the years ended December 31, 2017, 2016 and 2015.

At December 31, 2017 and 2016, the Company held a mortgage loan loss reserve in the AVR of $42,871 and $53,388, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2017	2016		2017	2016
Pacific	29%	25%	Apartment	46%	38%
South Atlantic	20	21	Retail	23	24
Middle Atlantic	18	18	Office	17	21
W. North Central	8	9	Industrial	9	11
W. South Central	8	8	Other	2	3
Mountain	7	7	Agricultural	2	2
E. North Central	6	7	Medical	1	1
E. South Central	4	4
New England	1	1

At December 31, 2017, 2016 and 2015, the Company had mortgage loans with a total net admitted asset value of $83,445, $81,895 and $86,311, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2017, 2016 and 2015 related to such restructurings. At December 31, 2017 and 2016 there was one commitment for $3,000 to lend additional funds to debtors owing receivables

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $4,033, $7,500 and $3,356 were taken on real estate in 2017, 2016 and 2015, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

The carrying value of the Company’s real estate assets at December 31, 2017 and 2016 was as follows:

	2017	2016
Home office properties	$84,719	$84,670
Investment properties	104,325	8,112
Properties held for sale	-	29,115
	$189,044	$121,897

The properties classified as held for sale as of December 31, 2016 were reclassified during 2017 because sale of these properties was unlikely to occur within one year. These properties were either reclassified to held for the production of income or properties occupied by the Company.

Accumulated depreciation on real estate at December 31, 2017 and 2016, was $71,624 and $65,765, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Other Invested Assets

During 2017, the Company recorded impairments of $10,619, $54,902, and $6,269 throughout 2017, 2016, and 2015. These impairments were primarily related to private equity funds, except for 2016, which also included an impairment for a tax credit fund. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the statement of operations.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $62,567, which resulted in a realized gain of $16,974.

Tax Credits

At December 31, 2017, the Company had ownership interests in forty-nine LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2029 is $38,608. Other LIHTC tax benefits recognized during 2017 was $12,366. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2016, the Company had ownership interests in fifty-two LIHTC investments. The remaining years of unexpired tax credits ranged from one to twelve, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $48,742. LIHTC tax credits recognized during 2016 was $6,423. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2017 and 2016:

		December 31, 2017
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount	*
Low-Income Housing Tax Credits	MA	$1,332	$7,400
Economic Redevelopment and Growth Tax Credits	NJ	2,982	14,449

Total		$4,314	$21,849

		December 31, 2016
Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,332	$9,000
Economic Redevelopment and Growth Tax Credits	NJ	4,669	15,497

Total		$6,001	$24,497

*The	unused amount reflects credits that the Company deems will be realizable in the period from 2018 to 2029.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2017	2016
Fair value - positive	$1,098,479	$1,803,598
Fair value - negative	(909,070)	(1,497,706)

For those years ended December 31, 2017, 2016 and 2015, the Company has recorded unrealized gains (losses) of ($120,083) and ($591,186) and $272,952, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. The Company did not recognize any unrealized gains or losses during 2017, 2016 and 2015 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 26 years for forecasted hedge transactions. At December 31, 2017 and 2016, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2017 and 2016, the Company has accumulated deferred gains in the amount of $1,898 and $30,231, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2018.

Summary of realized gains (losses) by derivative type for year-end December 31, is as follows:

	2017	2016	2015

Options:
Calls	$2,067	$1,524	$7,014
Caps	(1,203)	–	–
Puts	(1,337)	10,700	25,396
Collars	–	–	–

Total options	$(473)	$12,224	$32,410

Swaps:
Interest rate	$307,519	$642,433	$(187,530)
Credit	10,107	3,046	(278)
Foreign exchange	—	(2,959)	–
Total return	(1,412,666)	(510,883)	(324,480)

Total swaps	$(1,095,040)	$131,637	$(512,288)

Foreign currency forwards	–	–	–
Futures - net positions	59,052	(337,977)	20,012
Argentina warrants	–	–	4,225
Lehman settlements	1,195	1,241	1,590

Total realized gains (losses)	$(1,035,266)	$(192,875)	$(454,051)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	2017	2016	2015
Replicated assets	$3,568,730	$4,576,931	$4,726,248
Credit default	43,239	(32,317)	(95,069)

Capital gain (losses) related to credit swap transactions (which are primarily replication transactions), as of December 31, is as follows:

	2017	2016	2015
Capital gains (losses)	$10,107	$3,046	$(278)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As stated in Note 1, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2017 and 2016:

		2017

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$55,569	$2,051,835	3.0
Credit default swaps referencing indices		13,655	665,000	4.3

Subtotal		69,224	2,716,835	3.3

BBB	2
Single name credit default swaps (3)		1,907	75,000	2.2
Credit default swaps referencing indices		-	-

Subtotal		1,907	75,000	2.2

BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

Total		$71,131	$2,791,835	3.3

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		2016
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1
Single name credit default swaps (3)		$33,241	$2,772,035	2.6
Credit default swaps referencing indices		8,361	657,500	2.5
Subtotal		41,602	3,429,535	2.6
BBB	2
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-
Subtotal		-	-
Total		$41,602	$3,429,535	2.6

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2017, the maximum amounts of potential future recoveries available to offset the $2,791,835 from the table above were $10,000. At December 31, 2016, the maximum amounts of potential future recoveries available to offset the $3,429,535 from the table above were $10,000.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2017 and 2016, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2017	2016
Interest rate and currency swaps:
Receive fixed - pay fixed	$99,473	$85,262
Receive fixed - pay floating	–	77,500
Receive floating - pay fixed	–	–
Receive floating - pay floating	–	–
Swaptions:
Receive fixed - pay floating	6,000,000	6,000,000
Receive floating - pay fixed	6,000,000	6,000,000
Interest rate swaps:
Receive fixed - pay fixed	8,464,263	11,825,181
Receive fixed - pay floating	11,710,014	15,695,014
Receive floating - pay fixed	16,576,000	18,811,000
Receive floating - pay floating	6,238,190	11,491,769
Caps	2,000,000	2,250,000
Options Calls / Puts	4,484,586	250,375

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2017 and 2016, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2017
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A)	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Collateral held under security lending agreements	$2,461,167	$–	$–	$–	$2,461,167
Subject to repurchase agreements	116,023	–	–	–	116,023
Subject to dollar repurchase agreements	278,626	–	–	–	278,626
Letter stock or securities restricted as to sale - excluding FHLB capital stock	–	–	–	–	–
FHLB capital stock	175,800	–	–	–	175,800
On deposit with states	40,862	–	–	–	40,862
Pledged as collateral to FHLB (including assets backing funding agreements)	4,999,339	–	–	–	4,999,339
Pledged as collateral not captured in other categories	600,943	–	–	–	600,943
Other restricted assets	423,770	–	–	–	423,770

Total Restricted Assets	$9,096,530	$–	$–	$–	$9,096,530

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total From Prior Year (2016)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$2,303,289	$157,878	$–	$2,461,167	1.96%	1.96%
Subject to repurchase agreements	147,444	(31,421)	–	116,023	0.09%	0.09%
Subject to dollar repurchase agreements	453,474	(174,848)	–	278,626	0.22%	0.22%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	6,408	(6,408)	–	–	0.00%	0.00%
FHLB capital stock	176,800	(1,000)	–	175,800	0.14%	0.14%
On deposit with states	47,548	(6,686)	–	40,862	0.03%	0.03%
Pledged as collateral to FHLB (including assets backing funding agreements)	5,155,703	(156,364)	–	4,999,339	3.98%	3.99%
Pledged as collateral not captured in other categories	1,039,105	(438,162)	–	600,943	0.48%	0.48%
Other restricted assets	482,544	(58,774)	–	423,770	0.34%	0.34%

Total Restricted Assets	$9,812,315	$(715,785)	$–	$9,096,530	7.24%	7.25%

The following tables show the pledged or restricted assets in other categories as of December 31, 2017 and 2016, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2017
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$577,146	$–	$–	$–	$577,146
Secured Funding Agreements	19,943	–	–	–	19,943
AMBAC	3,854	–	–	–	3,854

Total	$600,943	$–	$–	$–	$600,943

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Gross (Admitted & Nonadmitted) Restricted			Percentage
Description of Assets	Total From Prior Year (2016)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$989,453	$(412,307)	$577,146	0.46%	0.46%
Secured Funding Agreements	42,588	(22,645)	19,943	0.02%	0.02%
AMBAC	7,064	(3,210)	3,854	0.00%	0.00%

Total	$1,039,105	$(438,162)	$600,943	0.48%	0.48%

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2017 and 2016:

	2017
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitte d Assets
Cash	$673,755	$673,756	1.51%	1.51%
Securities lending collateral assets	2,460,919	2,460,919	5.50	5.53
Other	9,974	9,973	0.02	0.02

Total Collateral Assets	$3,144,648	$3,144,648	7.03%	7.06%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return collateral asset	$3,145,387	8.05%

	2016
Collateral Assets	Carrying Value	Fair Value	Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitte d Assets
Cash	$1,079,335	$1,079,335	1.83%	1.85%
Securities lending collateral assets	2,303,603	2,303,603	3.91	3.96
Other	79,536	79,531	0.14	0.14

Total Collateral Assets	$3,462,474	$3,462,469	5.88%	5.95%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return collateral asset	$3,463,690	6.52%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2017	2016	2015
Income:
Bonds	$1,556,429	$1,781,209	$1,735,557
Preferred stocks	5,632	6,141	6,639
Common stocks	214,463	13,474	3,836
Mortgage loans on real estate	239,980	284,532	314,903
Real estate	20,862	22,698	20,264
Policy loans	39,825	41,872	44,072
Cash, cash equivalents and short-term investments	22,704	15,064	6,597
Derivatives	100,763	221,031	256,287
Other invested assets	293,788	79,299	90,731

Gross investment income	2,494,446	2,465,320	2,478,886
Less: investment expenses	166,133	139,501	134,003

Net investment income before amortization of IMR	2,328,313	2,325,819	2,344,883
Amortization of IMR	63,454	79,379	84,202

Net investment income, including IMR	$2,391,767	$2,405,198	$2,429,085

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized Year Ended December 31
	2017	2016	2015
Bonds	$2,205,730	$(48,084)	$(6,233)
Preferred stocks	535	933	10,119
Common stocks	(1,978)	885	(1,640)
Mortgage loans on real estate	89,463	145	(16,141)
Real estate	(4,101)	(3,377)	(3,356)
Cash, cash equivalents and short-term investments	(181)	133	2
Derivatives	(1,036,461)	(185,514)	(455,642)
Other invested assets	115,119	(143,907)	140,574

Change in realized capital gains (losses), before taxes	1,368,126	(378,786)	(332,317)
Federal income tax effect	(193,551)	(5,234)	(51,585)
Transfer from (to) interest maintenance reserve	(1,713,513)	75,312	39,581

Net realized capital gains (losses) on investments	$(538,938)	$(308,708)	$(344,321)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2017	2016	2015

Bonds	$64,814	$87,348	$(34,438)
Preferred stocks	(564)	(102)	15
Common stocks	1,468	95	(1,898)
Affiliated entities	398,521	420,679	194,397
Mortgage loans on real estate	(25,197)	149	6,123
Cash equivalents and short-term investments	(2)	(131)	–
Derivatives	(73,945)	(282,801)	41,311
Other invested assets	181,548	44,603	(99,289)

Change in unrealized capital gains (losses), before taxes	546,643	269,840	106,221
Taxes on unrealized capital gains (losses)	124,074	(202,078)	(6,205)

Change in unrealized capital gains (losses), net of tax	$670,717	$67,762	$100,016

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations at December 31, 2017 and 2016 were as follows:

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$233	$(644)	$1,629	$293
Ordinary renewal business	88,791	78,408	117,461	106,606
Group life direct business	17,510	8,438	18,960	9,311
Credit direct business	55	55	556	556

	$106,589	$86,257	$138,606	$116,766

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2017 and 2016 were as follows:

	Year Ended December 31
	2017	2016

Life insurance reserves	$11,016,283	$14,606,067
Annuity reserves and supplementary contracts with life contingencies	13,180,233	17,643,814
Accident and health reserves (including long term care)	715,419	5,113,278
Total policy reserves	$24,911,935	37,363,159

Deposit funds	1,012,374	3,370,720
Policy claims	396,176	549,053
Total policy reserves, deposit funds and claim liabilities	$26,320,485	$41,282,932

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2017 and 2016.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities, which replaced Actuarial Guideline XLIII (AG 43) effective January 1, 2017. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2017 and 2016, the Company had insurance in force aggregating $93,922,936 and $108,217,769, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

policy reserves of $1,816,099 and $1,636,310 to cover these deficiencies as of December 31, 2017 and 2016, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2017
2017	$-	$316,002	$215,157	$100,845
2016 and prior	1,425,390	(1,282,531)	86,503	56,356
	1,425,390	$(966,529)	$301,660	157,201

Active life reserve	$3,953,654			$657,543
Total accident and health reserves	$5,379,044			$814,744

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$-	$726,808	$212,321	$514,487
2015 and prior	1,372,958	(358,737)	103,318	910,903
	1,372,958	$368,071	$315,639	1,425,390

Active life reserve	$3,720,926			$3,953,654
Total accident and health reserves	$5,093,884			$5,379,044

The Company’s unpaid claims reserve was decreased by ($1,282,351) and ($358,737) for the years ended December 31, 2017 and 2016, respectively, for health claims that were incurred prior

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

to those balance sheet dates. The change in 2017 resulted primarily from a new intercompany reinsurance agreement on the long term care block.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $3,278 and $36,586, respectively. The Company incurred -$17,765 and paid $15,543 of claim adjustment expenses during 2017, of which $1,190 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $19,398 and paid $18,036 of claim adjustment expenses during 2016, of which $2,466 of the paid amount was attributable to insured or covered events of prior years. The Company slightly decreased the claim adjustment expense provision for insured events of prior years during 2017. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

			December 31 2017
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$981,060	$–	$–	$981,060	1%
At book value less surrender charge of 5% or more	309,366	–	–	309,366	1
At fair value	104,165	–	74,544,361	74,648,526	80
Total with adjustment or at fair value	1,394,591	–	74,544,361	75,938,952	82
At book value without adjustment (minimal or no charge or adjustment)	12,266,170	–	–	12,266,170	13
Not subject to discretionary withdrawal provision	4,681,115	44,915	75,027	4,801,057	5
Total annuity reserves and deposit liabilities	18,341,876	44,915	74,619,388	93,006,179	100%

Less reinsurance ceded	4,149,269	–	–	4,149,269
Net annuity reserves and deposit liabilities	$14,192,607	$44,915	$74,619,388	$88,856,910

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

			December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$1,141,878	$–	$–	$1,141,878	1%
At book value less surrender charge of 5% or more	273,919	–	–	273,919	0
At fair value	126,155	–	66,886,612	67,012,767	73
Total with adjustment or at fair value	1,541,952	–	66,886,612	68,428,564	74
At book value without adjustment (minimal or no charge or adjustment)	13,413,613	17,739	–	13,431,352	14
Not subject to discretionary withdrawal provision	10,732,102	41,507	38,256	10,811,865	12
Total annuity reserves and deposit liabilities	25,687,667	59,246	66,924,868	92,671,781	100%

Less reinsurance ceded	4,680,333	–	–	4,680,333
Net annuity reserves and deposit liabilities	$21,007,334	$59,246	$66,924,868	$87,991,448

Separate Accounts

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2017, 2016 and 2015 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2017	$–	$–	$10,782	$8,705,180	$8,715,962

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$–	$25,346	$19,569	$78,023,636	$78,068,551
Amortized cost	–	633,003	–	–	633,003
Total as of December 31, 2017	$–	$658,349	$19,569	$78,023,636	$78,701,554

Reserves for separate accounts by withdrawal characteristics as of December 31, 2017:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	77,948,609	77,948,609
At book value without fair value adjustment and with current surrender charge of less than 5%	–	633,003	–	–	633,003
Subtotal	–	633,003	–	77,948,609	78,581,612
Not subject to discretionary withdrawal	–	25,346	19,569	75,027	119,942
Total separate account reserve liabilities at December 31, 2017	$–	$658,349	$19,569	$78,023,636	$78,701,554

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$–	$64	$10,970	$8,767,639	$8,778,673

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$–	$21,505	$20,001	$70,154,420	$70,195,926
Amortized cost	–	633,674	–	–	633,674
Total as of December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	70,116,163	70,116,163
At book value without fair value adjustment and with current surrender charge of less than 5%	–	633,674	–	–	633,674
Subtotal	–	633,674	–	70,116,163	70,749,837
Not subject to discretionary withdrawal	–	21,505	20,001	38,257	79,763
Total separate account reserve liabilities at December 31, 2016	$–	$655,179	$20,001	$70,154,420	$70,829,600

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$–	$31	$9,244	$12,203,423	$12,212,698

Reserves for separate accounts as of December 31, 2015 with assets at:
Fair value	$–	$19,818	$23,493	$66,606,612	$66,649,923
Amortized cost	–	633,332	–	–	633,332
Total as of December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
Subject to discretionary withdrawal	$–	$–	$–	$–	$–
With fair value adjustment	–	–	–	–	–
At fair value	–	–	–	66,568,326	66,568,326
At book value without fair value adjustment and with current surrender charge of less than 5%	–	633,332	–	–	633,332
Subtotal	–	633,332	–	66,568,326	67,201,658
Not subject to discretionary withdrawal	–	19,818	23,493	38,286	81,597
Total separate account reserve liabilities at December 31, 2015	$–	$653,150	$23,493	$66,606,612	$67,283,255

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2017	2016	2015
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$8,742,039	$8,767,931	$12,204,163
Transfers from separate accounts	(10,668,223)	(7,872,107)	(8,389,740)
Net transfers to separate accounts	(1,926,184)	895,824	3,814,423
Miscellaneous reconciling adjustments	444,099	469,247	1,337,434
Net transfers as reported in the statements of operations of the life, accident and health annual statement	$(1,482,085)	$1,365,071	$5,151,857

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2017 and 2016, the Company’s separate account statement included legally insulated assets of $80,820,068 and $73,597,682, respectively. The assets legally insulated from general account claims at December 31, 2017 and 2016 are attributed to the following products:

	2017	2016
Group annuities	$27,892,661	$24,388,135
Variable annuities	48,043,845	44,163,304
Fixed universal life	665,407	729,291
Variable universal life	3,952,973	4,212,641
Variable life	222,858	37,918
Modified separate accounts	29,090	53,201
Registered Market Value Annuity Product - SPL	13,234	13,192
Total separate account assets	$80,820,068	$73,597,682

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $505,695, $483,307, $434,084, $342,823, and $242,109, to the general account in 2017, 2016, 2015, 2014, and 2013, respectively. During the years ended December 31, 2017, 2016, 2015, 2014, and 2013 the general account of the Company had paid $43,334, $77,232, $223,304, $35,985, and $30,830 respectively, toward separate account guarantees.

At December 31, 2017 and 2016, the Company reported guaranteed separate account assets at amortized cost in the amount of $616,456 and $672,491, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $669,442 and $709,808 at December 31, 2017 and 2016, respectively, which would have resulted in an unrealized gain of $52,984 and $37,317, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2017	2016	2015
Direct premiums	$13,588,838	$14,081,227	$17,115,755
Reinsurance assumed - non affiliates	1,351,628	1,412,887	1,376,827
Reinsurance assumed - affiliates	310,030	98,501	110,700
Reinsurance ceded - non affiliates	(15,100,457)	(2,018,612)	(2,650,533)
Reinsurance ceded - affiliates	(3,360,130)	448,649	(1,649,085)
Net premiums earned	$(3,210,091)	$14,022,652	$14,303,664

Effective December 1, 2017, the Company entered into an agreement with Transamerica Premier Life Insurance Company (TPLIC), an affiliate, to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to TPLIC. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The Company transferred cash and invested assets with a market value of $6,487,360 to TPLIC. The reserves of $4,543,045 and claim reserves of $199,940 net of due and advance premium of $5,815 previously held on a modco basis were transferred to TPLIC. As a result of the transaction $18,642 existing IMR and $1,125,506 newly created IMR ($1,731,547 pre-tax gains) was released and transferred to TPLIC. The transaction results in a pre-tax loss of $606,306 which has been included in the Statement of Operations. Realized gains on the sale of assets supporting the business resulted in gains that offset the impact of the pre-tax loss related to the transaction. The Company ceded modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TPLIC. Ceded losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 7.

Effective October 1, 2017, the Company recaptured credit life business from an affiliate, Southwest Equity Life Insurance Company. Subsequently, the mortgage life and disability insurance business was recaptured from the Company by TPLIC.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, Transamerica International Reinsurance (Bermuda) Ltd. The Company received cash of $346,458, recaptured $1,260,767 in policyholder reserves, $35,798 claim reserves, $3,502 commissions payable and $26,595 due premium. The transaction results in a pre-tax loss of $927,013 which has been included in the Statement of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture at the same consideration. The gain related to this reinsurance agreement was deferred to surplus. The combination of the transaction results in no impact to the surplus of the Company.

Effective October 1, 2017, the Company recaptured term insurance business from an affiliate, LIICA Re I. The Company received cash of $113,953, recaptured $724,596 in policyholder reserves, $19,768 claim reserves and $11,124 in interest maintenance reserve liability. The transaction results in a pre-tax loss of $641,535 which has been included in the Statement of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

Effective October 1, 2017, the Company recaptured certain term insurance business from an affiliate, Transamerica Pacific Insurance Company (TPIC). The company received cash of $1,902 and recaptured $17,310 in policyholder reserves, $2,897 claim reserves and $325 due premium (net of commission). The transaction results in a pre-tax loss of $17,980 which has been included in the Statement of Operations. The Company subsequently entered into an agreement with SCOR Global Life Americas to assume business related to this recapture.

Effective October 1, 2017, the Company novated the reinsurance agreement between TPIC and Transamerica International Re (Bermuda) Ltd. No cash or invested asset or net reserves were transferred as a result of this novation. The transaction results in no pre-tax gain or loss.

Subsequently effective October 1, 2017, the Company entered into a reinsurance agreement to cede an in force block of term insurance business to SCOR Global Life Americas. The company accrued to a funds withheld payable of $314,000 ceding $737,678 in policyholder reserves, $21,886 claim reserves, $10,958 due premium (net of commissions), offset by a reinsurance recoverable of $6,000 receivable and $11,124 in interest maintenance reserves liability. The transaction results in a pre-tax gain of $451,730 which has been identified separately on the insurer’s statutory financial statement as a surplus item and recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. The funds withheld balance was paid to SCOR Global Life Americas on December 29, 2017.

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/100% modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $8,312,263, which included a negative ceding commission of $112,183, and released policy and deposit-type reserves of $7,186,330 and reinsurance deposit, policy loans and other balances related to the business of $191,144. Modified coinsurance separate account reserves of $3,695,331 were retained by the Company. As a part of the transaction, the Company realized $972,360 in net gains on the assets that were transferred of which $627,872 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $921,322, resulting in a pretax loss of $51,266, which has been included in the Statement of Operations.

Effective January 1, 2017, three affiliated reinsurance treaties with TLB were amended to include the cession of all business with secondary guarantee universal life (SGUL) issued or novated by the Company. The Company increased cessions from 80 to 100% coinsurance and increased the expense allowance by fifteen basis points of account value on all business ceded based on the end of the period account value. As consideration for the cessions, the Company received cash and invested assets of $206,742, equal to the additional U.S. statutory reserves, resulting in no gain or loss on the transaction.

Effective October 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to TPLIC, an affiliate, on a coinsurance basis. The Company received

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

cash and invested assets of $3,017,999 and recaptured policy and claim reserves of $3,030,564. A reinsurance receivable from TPLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, TPLIC transferred $82,218 of transfer date IMR to the Company. The Company paid net consideration to TPLIC resulting in a pre-tax loss of $40,086, which has been included in the Statement of Operations.

Effective October 1, 2016, TPLIC recaptured medium-term note funding agreements previously ceded to the Company on a coinsurance basis. The Company transferred cash and invested assets of $114,175 and released deposit-type reserves of $112,238 and a hedge novation of $2,228. A payable to TPLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company received consideration from TPLIC resulting in a pre-tax gain of $2,936 which has been included in the Statement of Operations.

Effective September 30, 2016, the Company ceded term life business to TWRI, an affiliate, on a coinsurance funds withheld basis. The Company paid an initial reinsurance premium of $41,565, transferred other net assets of $2,042, and released life and claim reserves of $296,656 and $21,926, respectively, resulting in a pre-tax gain of $274,974 ($178,733 net of tax) which has been credited directly to unassigned surplus. Effective January 1, 2017, an amendment was made to the reinsurance agreement with TWRI to allow reinsurance of post December 31, 2016 issue dates up to June 30, 2017 issue dates. The policies with issue dates in 2017 are subject to a $50 million maximum in total annualized premium.

The Company received reinsurance recoveries in the amount of $3,854,126, $3,349,716 and $3,370,420, during 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $913,852 and $753,202. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2017 and 2016 of $42,383,007 and $30,090,704, respectively, of which $21,187,873 and $17,480,278 were ceded to affiliates.

On October 1, 2015, the Company, Union Hamilton Reinsurance, Ltd. (UH), and Commonwealth Annuity and Life Insurance Company (CALIC) entered into a Novation Agreement, pursuant to which UH assigned and delegated to CALIC its rights and obligations under the Original Agreement. Subsequently, the Company and CALIC amended and restated the fixed annuity reinsurance agreement from a modified coinsurance to coinsurance basis. As a result of the amendment, the Company transferred assets with a market value of $735,156, released coinsurance reserve liabilities of $721,190, and released an after-tax IMR liability associated with the block of business in the amount of $9,477 resulting in a net of tax gain on the transaction in the amount of $399 (IMR after-tax gain of $9,477 less gross loss on reinsurance of $13,966 taxed at 35%) which has been included in the Statement of Operations.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with TPLIC, an affiliate, under which the Company novated its Medicare Supplement business to TPLIC. The Company transferred policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 to TPLIC during the last two quarters of the year. This represents the portion of the Medicare supplement business for which regulatory approval of the assumption agreement was received by July 1. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe) was novated, to Firebird Re Corp. (FReC). General account reserves, and claim reserves ceded on a coinsurance basis at the time of novation were $514,898 and $5,070, respectively. Separate account modified coinsurance reserves and general account modified coinsurance reserves at the time of the novation were $7,052,587 and $140,034 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the business. The modified coinsurance reinsurance reserves were converted to coinsure reserves and a general account funds withheld was established. The general account paid FReC $140,034 for the modified coinsurance reserves and ceded coinsurance reserves of $156,478, resulting in a pre-tax gain of $16,444 which has been credited directly to unassigned surplus. FReC placed assets of $676,446, equal to the ceded general account reserves, in a funds withheld account, and the Company established a corresponding funds withheld liability of $676,446.

The Company provided invested assets to FReC as settlement of reinsurance payables in the amount of $172,338 and $231,084 during 2017 and 2016, respectively. The Company received invested assets from FReC as settlement of reinsurance receivables in the amount of $117,519 and $345,914 during 2016 and 2015, respectively.

During 2017, 2016 and 2015 amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $90,556 ($62,716 after tax), $255,425 ($176,996 after tax) and $133,048 ($106,755 after tax), respectively.

The Company reports a reinsurance deposit receivable of $0 and $199,500 as of December 31, 2017 and 2016, respectively. In 1996, the Company entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2017, 2016 and 2015, the Company obtained letters of credit of $55,017, $98,006 and $242,957, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

The Company reinsures a closed block of guaranteed minimum income benefit (GMIB), guaranteed minimum death benefit (GMDB), and guaranteed minimum withdrawal benefit (GMWB) risks to Firebird Re Corp. The affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by Firebird Re Corp. are all affiliated variable annuity treaties.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Variable annuity reserves established by Firebird Re Corp. are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $600,668 and $746,339 in 2017 and 2016, respectively. The amount of collateral supporting the reserve credits was $585,540 and $730,545 in 2017 and 2016, respectively. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

9. Income Taxes

The net deferred income tax asset at December 31, 2017 and 2016 and the change from the prior year are comprised of the following components:

	December 31, 2017
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,450,636	$135,094	$1,585,730
Statutory Valuation Allowance Adjustment	2,432	–	2,432
Adjusted Gross Deferred Tax Assets	1,448,204	135,094	1,583,298
Deferred Tax Assets Nonadmitted	65,297	–	65,297
Subtotal (Net Deferred Tax Assets)	1,382,907	135,094	1,518,001
Deferred Tax Liabilities	773,659	209,619	983,278
Net Admitted Deferred Tax Assets	$609,248	$(74,525)	$534,723

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$2,482,554	$215,092	$2,697,646
Statutory Valuation Allowance Adjustment	–	–	–
Adjusted Gross Deferred Tax Assets	2,482,554	215,092	2,697,646
Deferred Tax Assets Nonadmitted	517,406	–	517,406
Subtotal (Net Deferred Tax Assets)	1,965,148	215,092	2,180,240
Deferred Tax Liabilities	1,152,105	164,291	1,316,396
Net Admitted Deferred Tax Assets	$813,043	$50,801	$863,844

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(1,031,918)	$(79,998)	$(1,111,916)
Statutory Valuation Allowance Adjustment	2,432	–	2,432
Adjusted Gross Deferred Tax Assets	(1,034,350)	(79,998)	(1,114,348)
Deferred Tax Assets Nonadmitted	(452,109)	–	(452,109)
Subtotal (Net Deferred Tax Assets)	(582,241)	(79,998)	(662,239)
Deferred Tax Liabilities	(378,446)	45,328	(333,118)
Net Admitted Deferred Tax Assets	$(203,795)	$(125,326)	$(329,121)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2017	2016	Change
Deferred Tax Assets
Ordinary
Discounting of unpaid losses	$3,915	$5,995	$(2,080)
Policyholder reserves	345,518	819,164	(473,646)
Investments	98,453	556,905	(458,452)
Deferred acquisition costs	146,018	532,284	(386,266)
Compensation and benefits accrual	17,918	32,619	(14,701)
Receivables - nonadmitted	16,017	28,232	(12,215)
Tax credit carry-forward	522,986	222,313	300,673
Assumption Reinsurance	5,025	9,545	(4,520)
CFC FTC Offset	17,908	15,020	2,888
Hedge Reserve offset	85,961	–	85,961
Subpart F	79,733	227,680	(147,947)
Policyholder Reserve Transitional
Amount	97,963	–	97,963
Other (including items <5% of total ordinary tax assets)	13,221	32,797	(19,576)
Subtotal	1,450,636	2,482,554	(1,031,918)

Statutory valuation allowance adjustment	2,432	–	2,432
Nonadmitted	65,297	517,406	(452,109)
Admitted ordinary deferred tax assets	1,382,907	1,965,148	(582,241)

Capital:
Investments	135,094	215,092	(79,998)
Other (including items <5% of total total capital tax assets)	–	–	–
Subtotal	135,094	215,092	(79,998)
Nonadmitted	–	–	–
Admitted capital deferred tax assets	135,094	215,092	(79,998)
Admitted deferred tax assets	$1,518,001	$2,180,240	$(662,239)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2017	2016	Change
Deferred Tax Liabilities
Ordinary
Investments	$421,295	$687,898	$(266,603)
Deferred and Uncollected Premiums	18,114	40,867	(22,753)
§807(f) adjustment	41,138	68,493	(27,355)
Separate Acct. - Temp adjustments (exce	–	34,766	(34,766)
CFC FTC Offset	15,977	11,579	4,398
Hedge Reverse Offset	104,188	201,554	(97,366)
Subpart F	61,334	106,760	(45,426)
Policyholder Reserve Transitional Amount	110,804	–	110,804
Other (including items <5% of total			–
ordinary tax liabilities)	809	188	621
Subtotal	773,659	1,152,105	(378,446)
Capital
Investments	209,619	164,291	45,328
Subtotal	209,619	164,291	45,328
Deferred tax liabilities	983,278	1,316,396	(333,118)
Net deferred tax assets/liabilities	$534,723	$863,844	$(329,121)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97), was signed into law. As a result, the Company reported a valuation allowance of $2,432 on its minimum tax credit carryover deferred tax assets to reflect the amount expected to be realized as a refund in the future.

The TCJA reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $9,524, excluding $42,450 of net deferred tax asset reduction on unrealized gains/(losses).

The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where the Company’s determinations are incomplete but the Company is able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform.

As a result of TCJA, the Company’s tax reserve deductible temporary difference increased by an estimated $61,149. This change results in a net offsetting ($61,149) taxable temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on a provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2017 and 2016 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

		December 31, 2017
		Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$–	$–	$–
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	498,310	36,413	534,723
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	498,310	36,413	534,723
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	731,553
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	884,597	98,681	983,278
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,382,907	$135,094	$1,518,001

		December 31, 2016
		Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks	$226,217	$30,862	$257,079
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	550,512	56,253	606,765
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	550,512	56,253	606,765
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	655,637
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	1,188,419	127,977	1,316,396
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,965,148	$215,092	$2,180,240

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(226,217)	$(30,862)	$(257,079)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(52,202)	(19,840)	(72,042)
	1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(52,202)	(19,840)	(72,042)
	2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	75,916
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(303,822)	(29,296)	(333,118)
2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(582,241)	$(79,998)	$(662,239)

	December 31
	2017	2016	Change
Ratio Percentage Used To Determine Recovery
Period and Threshold Limitation Amount	901%	706%	195%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold
Limitation in 2(b)2 above	$4,879,886	$4,355,927	$523,959

The impact of tax planning strategies at December 31, 2017 and 2016 was as follows:
	December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	8%	16%	8%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	3%	25%	6%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2017	2016	Change
Current Income Tax

Federal	$(1,088,923)	$(108,240)	$(980,683)
Foreign	31	(1)	32
Subtotal	(1,088,892)	(108,241)	(980,651)
Federal income tax on net capital gains	193,551	5,234	188,317
Federal and foreign income taxes incurred	$(895,341)	$(103,007)	$(792,334)

	Year Ended December 31
	2016	2015	Change
Current Income Tax

Federal	$(108,240)	$(6,352)	$(101,888)
Foreign	(1)	(26)	25
Subtotal	(108,241)	(6,378)	(101,863)
Federal income tax on net capital gains	5,234	50,995	(45,761)
Federal and foreign income taxes incurred	$(103,007)	$44,617	$(147,624)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2017	2016	2015

Current income taxes incurred	$(895,341)	$(103,007)	$44,617

Change in deferred income taxes (without tax on unrealized gains and losses)	905,304	(191,512)	(294,499)

Total income tax reported	$9,963	$(294,519)	$(249,882)

Income before taxes	$1,341,430	$154,572	$(168,253)
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$469,501	$54,100	$(58,889)

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(74,961)	(74,012)	(69,204)
Tax credits	(53,734)	(25,037)	(81,829)
Tax-exempt Income	(4)	(11)	(7)
Tax adjustment for IMR	(747,002)	669	(33,936)
Surplus adjustment for in-force ceded	80,818	608	(40,327)
Nondeductible expenses	1,202	1,049	976
Deferred tax benefit on other items in surplus	131,796	(233,112)	(3,152)
Provision to return	549	(2,177)	(4,546)
Life-owned life insurance	(2,975)	(2,966)	(2,948)
Dividends from certain foreign corporations	2,639	1,620	2,093
Statutory valuation allowance	(2,432)	–	–
Pre-tax income of single member limited liability company	230,025	14,093	46,193
Tax-free distribution	129,644	–	–
Intercompany Dividends	(150,570)	(2,966)	–
Partnership Permanent Adjustment	(2,136)	(1,913)	(13,177)
Change in tax rates	9,524	–	–
Uncertain tax positions	3,689	3,664	2,179
Deferred only transfer - IWA	(16,157)	–	–
Audit Adjustment - Permanent	–	(21,196)	–
Other	547	(6,932)	6,692

Total income tax reported	$9,963	$(294,519)	$(249,882)

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2017.

As of December 31, 2017 and 2016, respectively, the Company had a $522,986 and $223,313 tax credit carryforward available for tax purposes. Included in the 2017 tax credit carryforward is a foreign tax credit (“FTC”) carryforward of $103,673 and general business credit (“GBC”) carryforward of $370,444.

GBC Carryovers:

Carryovers from:	Expiration
12-31-2008	12-31-2028	53,133
12-31-2009	12-31-2029	44,135
12-31-2010	12-31-2030	51,443
12-31-2011	12-31-2031	45,390
12-31-2012	12-31-2032	33,424
12-31-2013	12-31-2033	37,784
12-31-2014	12-31-2034	24,112
12-31-2015	12-31-2035	58,113
12-31-2016	12-31-2036	8,468
12-31-2017	12-31-2037	14,442
GBC Carryovers		370,444

FTC Carryovers:

Carryovers from:	Expiration
12-31-2013	12-31-2023	8,176
12-31-2014	12-31-2024	15,607
12-31-2015	12-31-2025	27,352
12-31-2016	12-31-2026	13,245
12-31-2017	12-31-2027	39,293
FTC Carryovers		103,673

The company also has a minimum tax credit carryforward of $48,869 ($46,437 net of valuation allowance). The Company will fully recoup the minimum tax credit carryforward by the end of 2021 pursuant to TCJA regardless of future income tax liability. As of December 31, 2017 and 2016, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $0, $0, and $0 during 2017, 2016, and 2015, respectively, which will be available for recoupment in the event of future net capital losses.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate for years ending in December 31, 2017 and 2016 is $11,091 and $9,763. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase or decrease within twelve months of the reporting date.

Unrecognized Tax Benefits	December 31,
	2017	2016
Unrecognized tax benefits, opening balance	$9,763	$4,152
Additions for - tax positions of prior years	1,328	5,611

Unrecognized tax benefits, ending balance	$11,091	$9,763

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending in December 31, 2017, 2016, and 2015 is ($14,348), $864, and ($270), respectively. The total interest receivable (payable) balance as of December 31, 2017 and 2016 is $3,577 and ($10,768), respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $20,250 in the Company’s 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company had authorized 1,000,000 common stock shares at $10 per share par value of which 676,190 shares were issued and outstanding at December 31, 2017 and 2016.

The Company has 42,500 Series A preferred shares authorized, 42,500 shares issued, and 42,500 shares held by the Company as treasury stock, with a par value of $10. On December 26, 2006, the Company repurchased its Series A preferred shares for $58,000. The Company also has 250,000 Series B preferred shares authorized, 117,154 shares issued and 55,930 shares outstanding, with a par value of $10, at December 31, 2017. On December 27, 2017, the Company paid $297 to its parent company, representing the redemption of 29,787 shares of Series B non-voting preferred stock at par value. On December 22, 2016, the Company redeemed 31,437 shares of its Series B non-voting preferred stock at par value, in the amount of $314.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

payment which may be made in 2018, without the prior approval of insurance regulatory authorities, is $1,044,694.

On September 12, 2017 and June 28, 2017, the Company paid ordinary common stock dividends of $240,000 and $188,393, respectively, to its parent, CGC.

The Company provided a cash return of capital to its parent company in the amount of $297,572 on June 28, 2017.

The Company received ordinary common stock dividends from Transamerica Financial Life Insurance Company (TFLIC) in the amount of $10,289 on June 28, 2017, $9,075 on December 21, 2017, and $8,473 on June 27, 2016. On December 21, 2017 the Company received preferred stock dividends of $3 from TFLIC.

On June 15, 2017, the Company received a common stock dividend of $188,400 from its subsidiary TLB.

The Company received a return of capital of $27,000 on June 28, 2017 from its subsidiary Investors Warranty of America, LLC (IWA).

On December 28, 2017, the Company received a return of capital of $135,000 and dividends of $221,506 from LIICA Holdings, LLC, a subsidiary.

On December 22, 2016, the Company paid a preferred stock dividend of $35,630 and a cash return of capital of $314,056 to its parent. In addition, the Company paid $314 representing the redemption of 31,437 shares of Series B non-voting preferred stock at par value to its parent also on December 22, 2016.

On June 20, 2016 the Company paid a preferred stock dividend of $104,555 and an ordinary common stock dividend of $245,445 to its parent company.

On September 28, 2016 the Company made a capital contribution in the amount of $2,500 to TWRI in exchange for 25,000 common shares of TWRI. The Company also made an additional capital contribution to TWRI of $122,500 on September 28, 2016.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2017, the Company meets the minimum RBC requirements.

On September 30, 2002, Life Investors Insurance Company of America (LIICA), which merged in to the Company effective October 2, 2008, received $150,000 from TA Corp in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Company. The Company received approval from the IID prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2017 and 2016 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest

2017	$150,000	$9,000	$135,000	$2,250
2016	$150,000	$9,000	$126,000	$2,250

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2017 and 2016, respectively, securities with a fair value of $2,385,635 and $2,251,377 were on loan under securities lending agreements. At December 31, 2016, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $2,460,919 and $2,303,603 at December 31, 2017 and 2016, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2017	2016
Open	$2,461,167	$2,303,289
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–
Total	2,461,167	2,303,289

Securities received	–	–
Total collateral received	$2,461,167	$2,303,289

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2017		2016

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$264,039	$264,039	$349,742	$349,742
30 days or less	913,484	913,484	1,045,472	1,045,472
31 to 60 days	376,158	376,158	320,865	320,865
61 to 90 days	489,542	489,542	200,597	200,597
91 to 120 days	191,141	191,141	110,054	110,054
121 to 180 days	226,555	226,555	276,873	276,873
181 to 365 days	–	–	–	–
1 to 2 years	–	–	–	–
2 to 3 years	–	–	–	–
Greater than 3 years	–	–	–	–

Total	2,460,919	2,460,919	2,303,603	2,303,603

Securities received	–	–	–	–

Total collateral reinvested	$2,460,919	$2,460,919	$2,303,603	$2,303,603

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $2,463,459 (fair value of $2,460,919) that are currently tradable securities that could be sold and used to pay for the $2,461,167 in collateral calls that could come due under a worst-case scenario.

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $13,113, $15,745 and $16,439 was allocated to the Company for the years ended December 31, 2017, 2016 and 2015 respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $30,676, $35,812 and $32,799 for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of post retirement expenses was $7,332, $6,527 and $6,361 for the years ended December 31, 2017, 2016 and 2015, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2017, 2016 and 2015 was insignificant.

Postemployment Benefits - Restructurings

The Company announced an update of its restructuring plan in December 2016 that includes a significant number of position eliminations. Affected employees were offered a severance package contingent upon completion of the terms of their employment. In accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2016 for the severance benefit of $21,615.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, an expense was accrued in 2015 for the post-

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

employment benefit in the amount of $34,824. The remaining accrual balance at the year ended December 31, 2016 was $5,876.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to a service agreement with TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA

Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The amount received by the Company as a result of being a party to these agreements was $908,170, $993,182 and $802,298 during 2017, 2016 and 2015, respectively. The amount paid as a result of being a party to these agreements was $644,589, $610,754 and $445,462 during 2017, 2016 and 2015, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $148,943, $136,494 and $133,831 for these services during 2017, 2016 and 2015, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $35,676, $56,076 and $71,184 for the years ended December 31, 2017, 2016 and 2015, respectively.

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2017, 2016 and 2015, the Company received (paid) net interest of ($555) and $63 and $90 from (to) affiliates, respectively. At December 31, 2017 and 2016, respectively, the Company reported net payables from affiliates of $489 and $3,951. Terms of settlement require that these amounts are settled within 60 days.

At December 31, 2017, the Company had short-term intercompany notes receivable of $168,300 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$53,600	December 21, 2018	1.18%
TA Corp	114,700	December 29, 2018	1.18%

At December 31, 2016, the Company had no short-term intercompany notes receivable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $166,473 and $165,912 at December 31, 2017 and 2016, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2017 and 2016, the cash surrender value of these policies was $174,952 and $171,075, respectively.

The Company utilizes the look-through approach in valuing its investment in the following five entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)	$31,578
Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$52,499
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$96,573
Aegon Multi-Family Equity Fund, LLC (AMFEF)	$40,602
Natural Resources Alternatives Portfolio, LLC (NRAP)	$76,249

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Effective December 31, 2017, the Company received a liquidating distribution from IWA, a wholly owned limited liability company reported using the equity method outlined in SSAP No. 48, fully redeeming the Company’s membership interest therein. The Company received $176,999 cash, $57,050 directly held real estate, $17,602 real estate LLC membership, $4,328 intercompany receivable, and $2,684 tax refund receivable in redemption of the Company’s equity method basis in IWA. The transaction resulted in a pre-tax realized loss of $39,953 reported on the Statement of Operations which is offset by a pre-tax $40,097 unrealized loss reduction that is reported on the Statement of Changes in Capital and Surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2017 and 2016:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	54%	$16,471	$16,471	$–
GARNET ASSURANCE CORP	–	–	–	–
LIFE INVESTORS ALLIANCE LLC	–	–	–	–
ASIA INVESTMENT HOLDING LTD	100	–	–	–
AEGON FINANCIAL SERVICES GROUP	100	–	–	–
GARNET ASSURANCE CORP III	100	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$16,471	$16,471	$–

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94%	$1,101,266	$1,101,266	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$1,101,266	$1,101,266	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$1,117,737	$1,117,737	$–

Aggregate Total	XXX	$1,117,737	$1,117,737	$–

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	53.60%	$17,252	$17,252	$–
GARNET ASSURANCE CORP	100.00	–	–	–
LIFE INVESTORS ALLIANCE LLC	100.00	–	–	–
ASIA INVESTMENT HOLDING LTD	100.00	–	–	–
AEGON FINANCIAL SERVICES GROUP	100.00	–	–	–
GARNET ASSURANCE CORP II	100.00	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$17,252	$17,252	$–

SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	94.07%	$924,100	$924,100	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$924,100	$924,100	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$941,352	$941,352	$–

Aggregate Total	XXX	$941,352	$941,352	$–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2017

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–
Total SSAP No. 97 8a Entities	–	–	$–	–	–	–
SSAP No. 97 8b(ii) Entities
None			$–
Total SSAP No. 97 8b(ii) Entities	–	–	$–	–	–	–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2017	$17,072	Y	N	I
GARNET ASSURANCE CORP	S1	9/27/2017	–	Y	N	I
LIFE INVESTORS ALLIANCE LLC	S1	9/27/2017	–	Y	N	I
ASIA INVESTMENT HOLDING LTD	S1	9/27/2017	–	Y	N	I
AEGON FINANCIAL SERVICES GROUP	S1	9/21/2017	–	Y	N	I
GARNET ASSURANCE CORP III	S1	12/28/2017	–	N	N	I
Total SSAP No. 97 8b(iii) Entities	–	–	$17,072	–	–	–
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	S1	12/28/2017	$924,067	N	N	I
Total SSAP No. 97 8b(iv) Entities	–	–	$924,067	–	–	–
Total SSAP No. 97 8b Entities (except 8bi entities)	–	–	$941,139	–	–	–
Aggregate Total	–	–	$941,139	–	–	–

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

December 31, 2016

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–
Total SSAP No. 97 8a Entities	–	–	$–	–	–	–
SSAP No. 97 8b(ii) Entities
None			$–
Total SSAP No. 97 8b(ii) Entities	–	–	$–	–	–	–
SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/8/2016	$20,592	Y	N	I
GARNET ASSURANCE CORP			–	N	N	I
LIFE INVESTORS ALLIANCE LLC			–	N	N	I
ASIA INVESTMENT HOLDING LTD			–	N	N	I
AEGON FINANCIAL SERVICES GROUP			–	N	N	I
GARNET ASSURANCE CORP III			–	N	N	I
Total SSAP No. 97 8b(iii) Entities	–	–	$20,592	–	–	–
SSAP No. 97 8b(iv) Entities
TRANSAMERICA LIFE (BERMUDA) LTD	NA		$924,100	N	N	I
Total SSAP No. 97 8b(iv) Entities	–	–	$924,100	–	–	–
Total SSAP No. 97 8b Entities (except 8bi entities)	–	–	$944,692	–	–	–
Aggregate Total	–	–	$944,692	–	–	–

* S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing

** I – Immaterial or M – Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the letter of credit provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II, Inc.	Letter of credit
Pine Falls Re (PFRe)	Letter of credit
Stonebridge Reinsurance Company (SRC)	Letter of credit
MLIC Re I, Inc. (MLIC Re)	Letter of credit

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has three LPS with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TLIC Riverwood Reinsurance, Inc. (TRRI)	Parental guarantee
TLIC Oakbrook Reinsurance, Inc. (TORI)	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Financial Statutory Statements*
LIICA Re II**	$–	$(160,000)	$–	$–
Pine Falls Re**	–	(1,200,000)	–	–
Stonebridge Reinsurance Company**	–	(934,804)	–	–
MLIC Re**	–	(910,000)	–	–
TLIC Riverwood Reinsurance, Inc.	–	(2,153,039)	1,020,350	–
TLIC Oakbrook Reinsurance, Inc.	–	(1,229,167)	139,010	–
TLIC Watertree Reinsurance, Inc.	–	(573,139)	352,749	–

*    Per AP&P Manual (without permitted or prescribed practices)

**    The SCA is valued at zero in the Company’s financial statements

The above SCA entities had not been permitted to include a letter of credit as an admitted asset recognized in the financial statements, the risk- based capital would have been below the mandatory control level. If the RBC for each of the insurance SCA entities listed above would have triggered a regulatory event had they not used a prescribed practice.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8. Reinsurance.

14. Commitments and Contingencies

At December 31, 2017 and 2016, the Company has mortgage loan commitments of $91,038 and $24,877, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has contingent commitments for $701,790 and $809,291 as of December 31, 2017 and 2016, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $40,605 and $48,742, respectively.

At December 31, 2017 and 2016, the Company has private placement commitments outstanding of $46,679 and $21,679, respectively.

The Company sold $0 and $5,858 of “to-be-announced” (TBA) securities as of December 31, 2017 and 2016, respectively. Due to different counterparties, the receivable related to these TBAs was not reclassed in 2016.

At December 31, 2017 and 2016, securities in the amount of $45,201 and $198,786, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third-party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. The Company did not recognize a liability for the low income housing tax credit guarantees at December 31, 2017 or 2016, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $28 and $59 at December 31, 2017 and 2016, respectively. No payments are required as of December 31, 2017. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continues to meet, pay and settle all present and future obligations of TLB. As of December 31, 2017, there is no payment or performance risk because TLB has adequate liquidity as of this date.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency, defined as net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

December 31, 2017, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2017, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2017 and 2016, TLB holds related statutory-basis policy and claim reserves of $1,918,249 and $1,880,923, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2017, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company has provided a guarantee to TLB’s (Hong Kong Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2017 and 2016, TLB holds related statutory-basis policy and claim reserves of $3,168,807 and $3,005,979, respectively, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2017, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2017 or 2016, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company is a party to a fee agreement with TLB whereby the Company continues to provide the guarantees with respect to TLB described in the paragraphs above. The Company received $545 and $260 under this agreement in 2017 and 2016, respectively.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchased structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2017 and 2016 for the total payout block is $3,286,580 and $3,363,290, respectively. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2017 and 2016:

	December 31
	2017	2016
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$5,087,084	$4,886,961

Current liability recognized in financial statements:
Noncontingent liabilities	–	–

Contingent liabilities	–	–

Ultimate financial statement impact if action required:
Incurred claims	5,087,056	4,886,902
Other	28	59
Total impact if action required	$5,087,084	$4,886,961

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and spread lending purposes. The Company has determined the actual/estimated long-term maximum borrowing capacity as $3,353,330. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2017 and 2016, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2017	2016
Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	165,800	166,800
Excess Stock	–	–
Total	$175,800	$176,800

At December 31, 2017 and 2016, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
December 31, 2017
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10,000
Total	$–	$–	$–	$10,000

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Decemeber 31, 2016
Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10,000
Total	$–	$–	$–	$10,000

At December 31, 2017 and 2016, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2017
Total Collateral Pledged	$5,262,087	$4,999,339
Maximum Collateral Pledged	5,534,849	5,317,412

	Fair Value	Carry Value
Decemeber 31, 2016
Total Collateral Pledged	$5,344,860	$5,155,703
Maximum Collateral Pledged	5,344,860	5,155,703

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2017 and 2016, the borrowings from the FHLB were as follows:

	December 31, 2017		December 31, 2016
	General Account	Funding Agreements Reserves Established	General Account	Funding Agreements Reserves Established

Debt[1]	$3,820,000	$–	$1,820,000	$–
Funding agreements[2]	325,000	326,380	2,350,000	2,350,742
Other	–	–	–	–

Total	$4,145,000	$326,380	$4,170,000	$2,350,742

1 The maximum amount of borrowing during 2017 was $3,820,000

2 The maximum amount of borrowing during 2017 was $325,000

As of December 31, 2017, the weighted average interest rate on FHLB advances was 1.544% with a weighted average term of 5.2 years. As of December 31, 2016, the weighted average interest rate on FHLB advances was 0.810% with a weighted average term of 21.7 years.

At December 31, 2017 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has issued synthetic GIC contracts to benefit plan sponsors totaling $2,762,795 and $2,704,658 as of December 31, 2017 and 2016, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material impact on reported financial results. To comply with statutory guidelines no related reserves have been recorded at December 31, 2017.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company has guaranteed the full faith and complete performance of Mid-West National Life Insurance Company of Tennessee (Mid-West), an unaffiliated company, through execution of a Cut-Through Endorsement and Substitution Agreement and a Stop-Loss Reinsurance Agreement, with respect to the obligations of Mid-West on a block of annuity contracts assumed by MidWest from Mutual Security Life Insurance Company in Liquidation (Transferred Contracts). The Company agrees to substitute itself in Mid-West’s place with respect to the Transferred Contracts if Mid-West fails to perform any of the terms, duties, and conditions of the reinsurance agreement between Mid-West and Mutual Security Life Insurance Company. This guarantee is in force until all duties and obligations of the Transferred Contracts and the agreements have been completely satisfied. Wilton Reinsurance Company has agreed to reimburse TLIC for any payments made. As of December 31, 2017, the most recent reserve balance reported to the Company (as of September 30, 2017) is $7,765. As of December 31, 2017, the Company does not anticipate future action under the guarantee will be required.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the

Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $10,075 and $20,034 and an offsetting premium tax benefit of $7,345 and $13,593 at December 31, 2017 and 2016, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $216, $6,142 and $1,112, for the years ended December 31, 2017, 2016 and 2015, respectively.
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $93,497 and $91,808 for municipal repurchase agreements as of December 31, 2017 and 2016, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $116,023 and $147,444, respectively, and fair values of $125,733 and $156,407, respectively, as of December 31, 2017 and 2016. These securities have maturity dates that range from 2018 to 2097.

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2017 and 2016, the Company had dollar repurchase agreements outstanding in the amount of $278,626 and $453,474, respectively. The Company had an outstanding liability for borrowed money in the amount $278,694 and $445,656, which included accrued interest of $739 and $1,217, at December 31, 2017 and 2016, respectively due to participation in dollar repurchase agreements.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value
	2017	2016

Open	$277,955	$444,439
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	277,955	444,439

Securities received	–	–

Total collateral received	$277,955	$444,439

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2017 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)

Bonds:
NAIC 3	1	$1,692	$1,689	$(5)
Common stocks:
Common stocks:	3	$22	$25	$15

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

16. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2017 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

	December 31, 2017	December 31, 2016

Balance Sheet
Total assets as reported in the Company’s Annual Statement	$125,308,206	$131,790,027
Increase in current federal income tax recoverable	2,900	–
Increase in cash, cash equivalents and short-term investments	–	84,400
Increase in other assets	–	130,946

Total assets as reported in the accompanying audited statutory basis balance sheet	$125,311,106	$132,005,373

Capital and surplus as reported in the Company’s Annual Statement	$5,411,710	$5,234,756
Increase (decrease) in prior year reported capital and surplus	(14,984)	29,298
Decrease in change in aggregate reserves	(11,900)	(800)
Decrease (increase) in commissions	16,200	(16,200)
Increase in federal income tax benefit	2,900	6,800
Increase in net capital gains (losses)	124,394	–
Increase in net unrealized capital gains (losses)	–	7,800
Increase (decrease) in net investment income	7,753	(128,000)
Increase (decrease) in change in net unrealized capital gains/losses	(128,000)	144,800
Increase (decrease) in change in net deferred income tax asset	(1,773)	8,205
Increase (decrease) in change in nonadmitted assets	1,773	(8,205)
Increase (decrease) in paid in surplus	10,683	(10,683)
Decrease in other changes	–	(48,000)

Total capital and surplus as reported in the accompanying audited statutory basis balance sheet	$5,418,756	$5,219,771

Statement of Operations
Statutory net income as reported in the Company’s Annual Statement	$381,361	$471,090
Decrease in change in aggregate reserves	(11,900)	(800)
Decrease (increase) in commissions	16,200	(16,200)
Increase in federal income tax benefit	2,900	6,800
Increase in net capital gains (losses)	124,394	–
Increase (decrease) in net investment income	7,753	(128,000)

Total net income as reported in the accompanying audited statutory basis statement of operations	$520,708	$332,890

The reconciling differences to the Annual Statement is driven by Management’s decision to revise prior year amounts. Please refer to Revision to Prior Years in Note 3 for further details.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

17. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2017 through April 30, 2018.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2017. In January 2018, in connection with the transformation of the Company’s and its parent’s U.S. business and long term strategy, a Company affiliate entered into a multi-year third party administration arrangement for the administration of certain U.S. based in-force policies.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9
Entity Name	FEIN
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance, Inc.	81-3715574
Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9
Entity Name	FEIN
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

December 31, 2017

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$7,679,274	$8,332,193	$7,771,356
States, municipalities and political subdivisions	599,265	630,547	599,234
Foreign governments	343,299	370,706	343,299
Hybrid securities	435,918	473,485	435,918
All other corporate bonds	17,730,673	19,392,379	17,716,311
Preferred stocks	96,250	94,354	95,585
Total fixed maturities	26,884,679	29,293,664	26,961,703

Equity securities
Common stocks:
Industrial, miscellaneous and all other	187,538	203,091	203,091
Total equity securities	187,538	203,091	203,091

Mortgage loans on real estate	4,190,172		4,190,172
Real estate	189,044		189,044
Policy loans	580,338		580,338
Other long-term investments	882,422		882,422
Receivable for securities	17,364		17,364
Securities lending	2,460,919		2,460,919
Cash, cash equivalents and short-term investments	1,620,697		1,620,697
Total investments	$37,013,173		$37,105,750

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

(2)

United States government, state, municipal and political, hybrid and corporate bonds of $36,056 are held at fair value rather than amortized cost due to having an NAIC 6 rating. A preferred stock security is held at its fair value of $5,144 due to having an NAIC 6 rating.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2017
Individual life	$9,987,824	$–	$250,100	$(7,812,143)	$(1,056,944)	$(1,870,315)	$603,366
Individual health	100,420	91,784	27,176	(1,489,124)	1,344,780	(4,084,846)	(885,516)
Group life and health	1,528,445	23,229	100,510	508,023	238,217	(36,386)	186,023
Annuity	13,180,233	–	18,390	5,583,153	1,427,062	8,689,098	(1,672,986)
Other	–	–	–	–	438,652	–	–

	$24,796,922	$115,013	$396,176	$(3,210,091)	$2,391,767	$2,697,551	$(1,769,113)

Year ended December 31, 2016
Individual life	$13,570,924	$–	$241,127	$964,932	$768,583	$1,682,114	$850,556
Individual health	4,104,887	96,408	177,690	128,097	288,730	350,311	164,250
Group life and health	1,920,903	26,223	111,533	646,226	126,113	395,670	313,984
Annuity	17,643,814	–	18,703	12,283,397	1,069,143	12,071,805	2,063,194
Other	–	–	–	–	152,629	–	–

	$37,240,528	$122,631	$549,053	$14,022,652	$2,405,198	$14,499,900	$3,391,984

Year ended December 31, 2015
Individual life	$13,843,756	$–	$294,838	941,368	$753,961	$2,027,312	$796,949
Individual health	3,835,520	101,563	171,161	247,524	284,543	475,488	259,508
Group life and health	1,893,922	26,260	109,739	664,396	97,824	277,444	307,198
Annuity	16,115,270	–	25,920	12,445,785	1,171,288	8,443,182	5,874,115
Other	–	–	–	–	121,339	–	–

	$35,688,468	$127,823	$601,658	$14,299,073	$2,428,955	$11,223,426	$7,237,770

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2017
Life insurance in force	$533,085,617	$887,695,994	$484,569,310	$129,958,933	373%

Premiums:
Individual life	$2,443,494	$11,836,066	$1,580,429	$(7,812,143)	-20%
Individual health	530,052	2,022,968	3,792	(1,489,124)	0%
Group life and health	802,090	321,533	27,466	508,023	5%
Annuity	9,813,201	4,280,020	49,972	5,583,153	1%
	$13,588,837	$18,460,587	$1,661,659	$(3,210,091)	-52%

Year ended December 31, 2016
Life insurance in force	$529,122,141	$916,395,356	$525,650,271	$138,377,056	380%

Premiums:
Individual life	$2,422,512	$2,887,979	$1,430,399	$964,932	148%
Individual health	554,332	431,437	5,202	128,097	4%
Group life and health	820,508	203,774	29,492	646,226	5%
Annuity	10,283,875	(1,953,227)	46,295	12,283,397	0%
	$14,081,227	$1,569,963	$1,511,388	$14,022,652	11%

Year ended December 31, 2015
Life insurance in force	$526,735,949	$884,406,081	$541,956,160	$184,286,028	294%

Premiums:
Individual life	$2,367,315	$2,771,123	$1,345,164	$941,356	143%
Individual health	705,974	468,848	11,260	248,386	5%
Group life and health	864,846	234,779	34,330	664,397	5%
Annuity	13,177,620	826,310	94,476	12,445,786	1%
	$17,115,755	$4,301,060	$1,485,230	$14,299,925	10%

Part C: Other Information

Item 26.         Exhibits

(a)	Board of Directors Resolution**
(b)	Custodian Agreements (Not Applicable)
(c)	Underwriting Contracts
	i.	a. Amended and Restated Principal Underwriting Agreement [2]
b. Amendment to Underwriting Agreement [7]
c. Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement [13]
d. Amended and Restated Principal Underwriting Agreement [21]
	ii.	Selected Broker Agreement [7]
a. Selected Broker Agreement [13]
(d) Contracts
	i.	Specimen Variable Adjustable Life Insurance Policy**
a. Specimen Variable Adjustable Life Insurance Policy (approved effective 1-1-09) [15]
	ii.	Term Insurance Rider**
	iii.	Experience Credits Rider [9]
	iv.	Death Benefit Enhancement Rider 1 [17]
	v.	Death Benefit Enhancement Rider 2 [17]
(e)	Application**
	i.	Application [13]
(f)	Depositor’s Certificate of Incorporation and By-Laws
	i.	Articles of Incorporation of Transamerica Life Insurance Company [1]
	ii.	By-Laws of Transamerica Life Insurance Company [1]
(g)	Reinsurance Contracts
	i.	Reinsurance Treaty dated July 1, 2002 [5]
(h)	Participation Agreements
	i.	a. Participation Agreement regarding Fidelity Variable Insurance Products Fund [3]
b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II [3]
c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III [3]
d. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and
Fidelity Variable Insurance Products Fund II [7]
e. Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III [7]
f. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds [12]
g. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds [13]
h. Amendment to Shareholder Information Sharing Agreement regarding Fidelity Variable Insurance Products Funds [21]
i. Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds [22]
	ii.	a. Participation Agreement regarding PIMCO Variable Insurance Trust [7]
b. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [7]

c. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [7]
d. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [13]
e. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust [13]
f. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [20]
g. Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [21]
h. Amendment to Shareholder Information Sharing Agreement regarding PIMCO Variable Insurance Trust [21]
iii.	a. Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
b. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [13]
d. Amendment to Shareholder Information Sharing Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [21]
e. Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [22]
iv.	a. Participation Agreement regarding Janus Aspen Series [4]
b. Amendment to Participation Agreement regarding Janus Aspen Series [7]
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. [13]
d. Amendment to Participation Agreement regarding Janus Aspen Series [20]
e. Amendment to Participation Agreement regarding Janus Aspen Series [22]
v.	a. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
b. Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
c. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [22]
vi.	a. Participation Agreement regarding Vanguard Variable Insurance Funds [7]
b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds [7]
c. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds [7]
d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds [13]
e. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds [20]
f. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds [22]
g. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds *
vii.	a. Participation Agreement regarding Royce Capital Fund [7]
b. Amendment to Participation Agreement regarding Royce Capital Fund [7]
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund [13]

d. Amendment to Participation Agreement regarding Royce Capital Fund [20]
e. Amendment to Shareholder Information Sharing Agreement regarding Royce Capital Fund [21]
	viii.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [7]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. [13]
b. Amendment to Participation Agreement regarding First Eagle Variable Funds, Inc. [21]
c. Amendment to Shareholder Information Sharing Agreement regarding First Eagle Variable Funds, Inc. [21]
	ix.	Participation Agreement regarding Third Avenue Variable Insurance Trust [7]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance
Trust [13]
b. Amendment to Participation Agreement regarding Third Avenue Variable Insurance Trust [20]
	x.	a. Participation Agreement regarding AIM Variable Insurance Funds [8]
b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds [9]
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds [13]
d. Amendment to Participation Agreement regarding AIM Variable Insurance Funds [20]
	xi.	Participation Agreement regarding Van Eck Worldwide Insurance Trust [9]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust [13]
b. Amendment to Participation Agreement regarding Van Eck Worldwide Insurance Trust [21]
	xii.	Participation Agreement regarding American Funds Insurance Series [11]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series [13]
b. Amendment to Participation Agreement regarding American Funds Insurance Funds [20]
c. Amendment to Participation Agreement regarding American Funds Insurance Funds *
	xiii.	Participation Agreement regarding DWS Investments VIT Funds [13]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds [13]
b. Amendment to Participation Agreement regarding DWS Investments VIT Funds [20]
c. Amendment to Participation Agreement regarding DWS Investments VIT Funds [22]
d. Amendment to Participation Agreement regarding DWS Investments VIT Funds [23]
e. Amendment to Participation Agreement regarding DWS Investments VIT Funds *
	xiv.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds [14]
a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. Funds [14]
b. Amendment to Participation Agreement regarding DFA Investment Dimensions Group Inc. funds [24]
	xv.	Participation Agreement regarding MFS Variable Insurance Trust [21]
a. Amendment to Participation Agreement regarding MFS Variable Insurance
Trust [21]
b. Amendment to Participation Agreement regarding MFS Variable Insurance
Trust [23]
c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding MFS Variable Insurance Trust [23]
(i)	Administrative Contracts
	i.	Third Party Administration and Transfer Agent Agreement [6]
(j)	Other Material Contracts (Not applicable)
(k)	Legal Opinion [7]
(l)	Actuarial Opinion (Not Applicable)
(m)	Calculation (Not Applicable)

(n)	Other Opinions
	i.	Written Consent of PricewaterhouseCoopers LLP *
	ii.	Consent of Eversheds Sutherland (US) LLP *
(o)	Omitted Financial Statements (Not Applicable)
(p)	Initial Capital Agreements (Not Applicable)
(q)	Redeemability Exemption
	i.	Updated memorandum describing issuance, transfer and redemption procedures [16]
(r)	Power of Attorney
	i.	Power of Attorney for Mark W. Mullin *
	ii.	Power of Attorney for Jay Orlandi *
	iii.	Power of Attorney for David Schulz *
	iv.	Power of Attorney for Blake Bostwick *
	v.	Power of Attorney for Michiel van Katwijk *
	vi.	Power of Attorney for Eric J. Martin *

* Filed herewith.

** Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579).

1 Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

2 Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

4 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

5 Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

6 Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

8 Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

9 Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

11 Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)

12 Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)

13 Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)

14 Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-6 registration statement filed April 28, 2008 (File No. 333-109579)

15 Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-6 registration statement filed October 31, 2008 (File No. 333-109579)

16 Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-6 registration statement filed July 10, 2009 (File No. 333-109579)

17 Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 registration statement filed March 1, 2010 (File No. 333-109579)

20 Incorporated herein by reference to Post-Effective Amendment No. 18 to Form N-6 registration statement filed April 30, 2012 (File No. 333-109579)

21 Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-6 registration statement filed April 30, 2013 (File No. 333-109579)

22 Incorporated herein by reference to Post-Effective Amendment No. 20 to Form N-6 registration statement filed April 28, 2014 (File No. 333-109579)

23 Incorporated herein by reference to Post-Effective Amendment No. 21 to Form N-6 registration statement filed April 29, 2015 (File No. 333-109579)

24 Incorporated herein by reference to Post-Effective Amendment No. 22 to Form N-6 registration statement filed April 27, 2016 (File No. 333-109579)

Item 27.         Directors and Officers of the Depositor

Name	Principal Business Address	Position
Mark W. Mullin	(2)	Director, Chairman of the Board
Jay Orlandi	(2)	Director, General Counsel, Executive Vice President and Secretary
David Schulz	(1)	Director, Chief Tax Officer and Senior Vice President
Blake Bostwick	(3)	Director and President
Michiel van Katwijk	(2)	Director, Chief Financial Officer, Treasurer and Executive Vice President
Eric J. Martin	(1)	Controller, Senior Vice President, Assistant Treasurer

(1) 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2) 100 Light Street, Floor B1, Baltimore, MD 21202

(3) 1801 California Street, Denver, CO 80202

Item 28. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2017, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Managing Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexibility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware	Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)	Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%); Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.(73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.(73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%),

Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV - A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premier Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC

Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.

Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc.(50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- MITBK, LLC (50%)	Investments
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North America LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4%); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (44.17%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 29.        Indemnification

The Iowa Code (Sections 490.850 et. seq.) (the “Code”) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.        Principal Underwriters

(a)      Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life

Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)    Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer
Joe Boan	(1)	Director and Vice President
David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board
Mike Curran	(3)	Chief Compliance Officer
Gregory E. Miller-Breetz	(1)	Secretary
Vincent J. Toner	(3)	Vice President
John Koehler	(3)	Vice President
Alison Ryan	(3)	Assistant Secretary

(1)    100 Light Street, Floor B1, Baltimore, MD 21202

(2)    4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(3)    1801 California Street, Suite 5200, Denver, CO 80202

(c)    Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc. (1)	$71,053.83	None	N/A	N/A

(1)    Fiscal Year 2017

Item 31.             Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Item 32.             Management Services (Not Applicable)

Item 33.             Fee Representation

Transamerica Life Insurance Company (“Transamerica Life”) hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 30th day of April, 2018.

TRANSAMERICA CORPORATE SEPARATE
ACCOUNT SIXTEEN
(Registrant)

By
Name: Blake Bostwick*
Title: Director and President,
Transamerica Life Insurance Company

TRANSAMERICA LIFE INSURANCE COMPANY
(Depositor)

By
Name: Blake Bostwick*
Title: Director and President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
	Director and Chairman of the Board	04/30/18
Mark W. Mullin*

Jay Orlandi*	Director, General Counsel, Executive Vice President and Secretary	04/30/18

David Schulz*	Director, Chief Tax Officer, and Senior Vice President	04/30/18

	Director and President	04/30/18
Blake Bostwick*

Eric J. Martin*	Controller, Senior Vice President, and Assistant Treasurer	04/30/18

Michiel van Katwijk*	Director, Chief Financial Officer, Treasurer and Executive Vice President	04/30/18

/s/ Alison Ryan *Signed by Alison Ryan as Attorney in Fact

EXHIBIT INDEX

Item 26(h) Participation Agreements
vi.g.	Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds
xii.c.	Amendment to Participation Agreement regarding American Funds Insurance Funds
xiii.e.	Amendment to Participation Agreement regarding DWS Investments VIT Funds

Item 26(n)	i. Written Consent of PricewaterhouseCoopers LLP
ii. Consent of Eversheds Sutherland (US) LLP

Item 26(r) Power of Attorney
i.	Power of Attorney for Mark W. Mullin
ii.	Power of Attorney for Jay Orlandi
iii.	Power of Attorney for David Schulz
iv.	Power of Attorney for Blake Bostwick
v.	Power of Attorney for Michiel van Katwijk
vi.	Power of Attorney for Eric J. Martin